                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                   Investment Company Act file number 811-4279

                           Advantus Series Fund, Inc.
               (Exact name of registrant as specified in charter)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
               (Address of principal executive offices) (Zip code)

                              Eric J. Bentley, Esq.
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:
                                 (651) 665-3500

                      Date of fiscal year end: December 31
                   Date of reporting period: December 31, 2005

ITEM 1.   REPORT TO STOCKHOLDERS.

Filed herewith.

[GRAPHIC]

[ADVANTUS(TM) SERIES FUND, INC LOGO]

DECEMBER 31, 2005

EQUITIES
INDEX 400 MID-CAP PORTFOLIO
INDEX 500 PORTFOLIO
REAL ESTATE SECURITIES PORTFOLIO

FIXED INCOME
INTERNATIONAL BOND PORTFOLIO
BOND PORTFOLIO
MORTGAGE SECURITIES PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

MONEY MARKET
MONEY MARKET PORTFOLIO

ANNUAL REPORT
ADVANTUS SERIES FUND, INC.

OFFERED IN MINNESOTA LIFE VARIABLE PRODUCTS

MINNESOTA LIFE
VARIABLE LIFE INSURANCE*
VARIABLE ADJUSTABLE LIFE
VARIABLE ADJUSTABLE LIFE-SECOND DEATH
VARIABLE ADJUSTABLE LIFE-HORIZON
VARIABLE ADJUSTABLE LIFE-SUMMIT
VARIABLE ADJUSTABLE LIFE-SURVIVOR

VARIABLE ANNUITIES*
MULTIOPTION(R) ADVISOR B, C, L
MULTIOPTION(R) ACHIEVER
MULTIOPTION(R) CLASSIC
MULTIOPTION(R) SELECT
MULTIOPTION(R) SINGLE
MULTIOPTION(R) FLEXIBLE
MEGANNUITY
UNIVERSITY OF MINNESOTA MULTIOPTION(R) ANNUITY
ADJUSTABLE INCOME ANNUITY
FLEXANNUITY PLUS
INVESTANNUITY PLUS
INDIVIDUAL ACCUMULATION ANNUITY
GROUP ACCUMULATION ANNUITY

GROUP VARIABLE LIFE*
VARIABLE GROUP UNIVERSAL LIFE

*SECURITIES OFFERED THROUGH SECURIAN FINANCIAL SERVICES, INC.
MEMBER NASD/SIPC

TABLE OF CONTENTS

                                                          PAGE NO.
HOW TO USE THIS REPORT                                           1
PORTFOLIO TOTAL RETURN                                           2
PRESIDENT'S LETTER                                               3
PORTFOLIO MANAGER REVIEWS
   Bond Portfolio                                                4
   Money Market Portfolio                                        6
   Mortgage Securities Portfolio                                 8
   Index 500 Portfolio                                          10
   Maturing Government Bond 2006 Portfolio                      12
   Maturing Government Bond 2010 Portfolio                      12
   International Bond Portfolio                                 16
   Index 400 Mid-Cap Portfolio                                  18
   Real Estate Securities Portfolio                             20
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         22
INVESTMENTS IN SECURITIES
   Bond Portfolio                                               23
   Money Market Portfolio                                       32
   Mortgage Securities Portfolio                                35
   Index 500 Portfolio                                          42
   Maturing Government Bond 2006 Portfolio                      54
   Maturing Government Bond 2010 Portfolio                      55
   International Bond Portfolio                                 56
   Index 400 Mid-Cap Portfolio                                  60
   Real Estate Securities Portfolio                             71
FINANCIAL STATEMENTS
   Statements of Assets and Liabilities                         76
   Statements of Operations                                     78
   Statements of Changes in Net Assets                          80
   Notes to Financial Statements                                84
FUND EXPENSE EXAMPLES                                          100
PROXY VOTING AND QUARTERLY HOLDINGS INFORMATION                103
DIRECTORS AND EXECUTIVE OFFICERS                               104

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 23.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not incur investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

[CHART]

                          YEAR ENDED DECEMBER 31, 2005

                         PERCENTAGE OF RETURN
Bond                              2.4%
Money Market                      2.4%
Mortgage Securities               2.9%
Index 500                         4.4%
MGB 2006                         -0.8%
MGB 2010                          0.0%
International Bond               -8.9%
Index 400 Mid-Cap                12.0%
Real Estate Securities           11.1%

THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance figures of the Portfolios do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolios' shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years.

LETTER FROM THE PRESIDENT

[PHOTO OF DIANNE ORBISON]

Dear Shareholder:

The economy in 2005 showed surprising strength, shaking off generally low expectations that followed Hurricane Katrina. There was positive news on the employment front, and core inflation numbers were below expectations.

Positive forces behind the show of strength included continued strong consumer spending and a drop in oil prices later in the year from a previous $70-a-barrel peak. Unemployment continued to hover around five percent, and job growth was particularly strong later in the year. Overall, the economy ended 2005 in fine shape, with no significant storm clouds on the immediate horizon.

The equity markets benefited from a good finish to the year, which pushed some indexes up to modestly positive performance. While it was not a particularly strong year for stocks, the finish cast an upbeat mood over the market. That mood was fueled by anticipation that the Federal Reserve's string of 13 consecutive rate increases will cease in 2006.

In the fixed income markets, the yield curve ended the year essentially inverted, traditionally an indicator of a future slowdown (the yield curve shows the relationship between bond yields and maturity dates. Typically, bonds with longer maturities offer a higher yield. With an inverted curve, bonds with longer maturities have similar or lower yields than bonds with shorter maturities). The fixed income markets appear to be anticipating that the days of consumers tapping the equity in their homes for cash are coming to end, and that the economy will suffer as a result. Continued record-setting foreign demand for U.S. securities may also be playing a big role in keeping longer term rates down.

In real estate, the commercial market continued to be dominated by good news. There was considerable strength in the apartment segment, the retail market remained stable and office space held its own. The hotel sector was stellar, with rates going up and occupancy reaching full capacity in a number of markets. In the residential housing market, inventory increased and price appreciation slowed in some areas.

Overall, we believe the economy is in excellent shape. Positives abound, negatives are few and far between. For the economy and the markets, life is good. In the months ahead, observers anticipate that one of three scenarios will play out. In Scenario One, the economy feels the effects of the Fed's rate increases and drops into a big slowdown. In Scenario Two, the economy continues to grow at a strong pace and additional Fed increases will be required to rein in inflation. Scenario Three plays out with growth moderating, the Fed tightening one or two more times as inflation fears stay subdued, and the investment environment remaining favorable.

To us, Scenario Three (modest growth, the Fed's streak ending after one or two more hikes, and generally positive investment conditions) appears to have the highest potential to become reality in 2006.

Sincerely,


/s/ Dianne Orbison

Dianne Orbison
President, Advantus Capital Management

BOND PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?
For the year ended December 31, 2005 the Portfolio produced a net return of 2.44 percent*, slightly outperforming the Lehman Brothers Aggregate Bond Index**, which was up 2.43 percent.

WHAT HELPED THE PORTFOLIO OUTPERFORM ITS BENCHMARK INDEX DURING THE PERIOD?
Our strategy of focusing on mispriced securities to generate performance instead of predicting broad sector moves in the economy and fixed income markets was again a winner in 2005. Interest rates moved mainly in line with consensus and fixed income sectors (with the exception of corporates) did not provide returns much over the index. As a result, there was little money to be made in Portfolios that focused on macro-economics.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?
From an economic perspective, 2005 was surprisingly like 2004. The Fed raised short-term interest rates, growth in the gross domestic product is projected to be more than 3.5 percent, long-term interest rates hardly budged, core inflation remained well in control and foreign investors continued to gobble up a large share of the U.S. bond market. The familiar environment generated very little volatility, and realized yield volatility on long-term bonds was at its lowest level since 1998.

Corporate bonds had a poor year on the surface, but it wasn't awful unless you owned a lot of auto related bonds. When General Motors fell out of the investment grade universe around mid-year and Ford did the same near year-end, their troubles seeped a bit into the corporate bond market. Increased concerns about leveraged buyouts and other stock-enhancing activities in some industrial sectors also hurt the bond market overall.

While the housing market continued to set dizzying new records, higher short-term rates were the main driver of performance in the structured finance market. The higher rates erased the attractive bump that mortgage-backed securities (MBS) and other high quality structured finance securities provided. The investment grade sectors of the Lehman Brothers Aggregate Bond Index that generated positive returns included asset-backed securities (ABS), agencies and commercial mortgage-backed securities (CMBS).

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED FUND PERFORMANCE?
We took fewer interest rate positions as low long-term interest rate volatility and the lack of excess returns in "spread sectors" (corporates, MBS, ABS and CMBS) added little in the way of additional returns to the broader market. Our sector overweights for the year added some value to Portfolios, although less value than in 2004.

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING THE FISCAL YEAR, AND WHAT IS YOUR OUTLOOK FOR THE NEXT 12 MONTHS?
Our cautious view on corporate bonds for most of the year helped us to avoid many of the downgrades that occurred. We were underweight MBS for most of the year, and we only added to positions as values improved substantially in the fourth quarter. We experienced upgrades and generated favorable security selection results from the CMBS sector.

The Federal Reserve is likely to complete its program of rate hikes in the first half of 2006. With the curve between the 2-year and the 10-year Treasuries flat and potentially inverting in the coming months, short-term securities are likely to remain attractive. Even though the Fed rate cycle is likely coming to an end, we don't see much risk of a recession in 2006. We also don't think a flat curve is foretelling of a sharp slowdown, but instead perceive global fund flows as having a greater impact on the shape of our yield curve. In our opinion, there is a good chance of the curve remaining flat or inverted for a substantial portion of 2006.

Consequentially, in 2006 we expect to be biased toward shorter durations; the market appears to have priced in more of an economic slowdown than we think is likely. As always, our interest rate positions will not be the main driver of our performance. Although it is impossible to know when the impact of foreign fund flows will lessen, we expect it to bring about dramatically steeper yields when this occurs.

The Portfolio's corporate credit exposure will likely be lower than usual in 2006, as it has been in the second half of 2005. Even with solid corporate profits, excellent balance sheets and strong credit, corporate managers will continue to seek mergers, acquisitions and stock buybacks to boost share prices. Stock owners, not bond holders, remain in control. Corporate actions will remain high, generating plenty of credit bombs.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]

CHRIS SEBALD, CFA
PORTFOLIO MANAGER

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests primarily in long-term, fixed income, investment-grade debt instruments.

TEN LARGEST BOND HOLDINGS***

                                           MARKET       % OF BOND
SECURITY DESCRIPTION                       VALUE        PORTFOLIO
--------------------                   --------------   ---------
U.S. Treasury Bond--3.375%, 10/15/09   $   11,771,444      3.6%
Federal National Mortgage
Association--5.500%, 04/01/34               7,085,962      2.2%
Federal Home Loan Mortgage
Corporation--5.500%, 05/01/34               6,144,991      1.9%
U.S. Treasury Bond--2.500%, 10/31/06        6,055,106      1.8%
U.S. Treasury Bond--5.375%, 02/15/31        4,678,465      1.4%
Federal Home Loan
Bank--3.250%, 08/11/06                      4,462,911      1.4%
U.S. Treasury Note--4.250%, 11/15/14        4,417,965      1.3%
Federal Home Loan Mortgage
Corporation--5.500%, 10/01/35               4,390,142      1.3%
Federal National Mortgage
Association--6.500%, 09/01/32               4,353,356      1.3%
Federal National Mortgage
Association--5.500%, 01/01/34               3,854,149      1.2%
                                       --------------   ---------
                                       $   57,214,491     17.4%
                                       ==============   =========

[CHART]

ASSET QUALITY (SHOWN AS A PERCENT OF NET ASSETS)***

U.S. Treasury                       10.1%
U.S. Government Agencies            34.9%
AAA Rated                            9.9%
AA Rated                             9.6%
A Rated                              6.1%
BBB Rated                           24.6%
BB Rated                             2.6%
Preferred Stock                      0.9%
Cash and Other Assets/Liabilities    1.3%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
          LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

                              LEHMAN BROTHERS AGGREGATE
             BOND PORTFOLIO           BOND INDEX              CPI
12/31/1995   $       10.000         $      10.000         $   10.000
12/31/1996   $       10.296         $      10.363         $   10.332
12/31/1997   $       11.266         $      11.364         $   10.508
12/31/1998   $       11.951         $      12.351         $   10.678
12/31/1999   $       11.625         $      12.249         $   10.964
12/31/2000   $       12.839         $      13.673         $   11.336
12/31/2001   $       13.853         $      14.828         $   11.511
12/31/2002   $       15.308         $      16.348         $   11.785
12/31/2003   $       16.127         $      17.019         $   12.007
12/31/2004   $       16.930         $      17.758         $   12.397
12/31/2005   $       17.344         $      18.189         $   12.821

(Thousands)

AVERAGE ANNUAL TOTAL RETURN:

One year        2.44%
Five year       6.20%
Ten year        5.66%

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1995 through December 31, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

***Composition is as of December 31, 2005.

MONEY MARKET PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?
For the year ended December 31, 2005 the Portfolio returned 2.43 percent*, underperforming the Three-Month U.S. Treasury Bill, which was up 3.08 percent.

WHAT CAUSED THE PORTFOLIO TO PERFORM AS IT DID RELATIVE TO THE BENCHMARK INDEX DURING THE PERIOD?
The Portfolio outperformed the index as measured on a gross return basis. After the deduction of fees and expenses, its net return was less than the benchmark index.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?
The Treasury yield curve continued its year-long flattening trend during the fourth quarter. The Fed raised short-term interest rates 50 basis points (0.5 percent), but long-term interest rates hardly budged, core inflation remained well in control and foreign investors continued to gobble up a large share of the U.S. bond market. The Fed Funds rate now stands at 4.25 percent, up from
2.25 percent at the beginning of the year.

With the increase in the Fed Funds rate, short-term rates continued to rise as well. The yield on the three-month Treasury bill increased 54 basis points to
4.08 percent, slightly exceeding the increase in the Fed Funds rate, while the two-year Treasury note only rose 23 basis points (0.23 percent) to 4.40 percent. Yields offered in the commercial paper market climbed as well, practically mirroring the rise in the Fed Funds rate across the commercial paper curve.

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED FUND PERFORMANCE?
The Portfolio's performance was driven by sticking to its strategy of investing primarily in high-quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 by Moody's). This strategy remains a sound alternative for investors seeking a high degree of safety and liquidity and continues to offer better yields than government agency discount notes and Treasury bills of similar maturities. The Portfolio's holdings continue to be well diversified over a variety of stable industries and companies. We have also kept the Portfolio's average days to maturity fairly short in order to roll into higher rates as our holdings mature.

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING THE FISCAL YEAR, AND WHAT IS YOUR OUTLOOK FOR THE NEXT 12 MONTHS?
We invested primarily in high-quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's). We also invested in short-term discount notes issued primarily by the government sponsored agencies Fannie Mae and Freddie Mac.

We believe the Federal Reserve is likely to complete its program of rate hikes in 2006, but think this will occur later than most investors believe. We also don't think the current flat yield curve is foretelling a sharp slow down, but instead perceive global fund flows as having a greater impact on the shape of our yield curve.

Because the Fed appears to be in the final innings of its current tightening phase, we plan to start gradually increasing the average days to maturity in the Portfolio to lock in higher yields. We also plan to incrementally add asset-backed commercial paper (ABCP). The quality of ABCP is comparable to corporate commercial paper and yields are attractive compared to Treasury bills and agency discount notes.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF TOM HOUGHTON]

TOM HOUGHTON
PORTFOLIO MANAGER

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

[CHART]

AVERAGE DAYS TO MATURITY

        NUMBER OF DAYS
Jan     62
Jan     56
Jan     62
Jan     62
Feb     60
Feb     58
Feb     57
Feb     54
Mar     51
Mar     49
Mar     49
Mar     48
Apr     45
Apr     44
Apr     44
Apr     43
Apr     42
May     43
May     42
May     42
May     41
Jun     40
Jun     40
Jun     39
Jun     36
Jun     36
Jul     35
Jul     36
Jul     40
Jul     37
Aug     37
Aug     38
Aug     33
Aug     34
Aug     34
Sep     31
Sep     30
Sep     28
Sep     27
Oct     25
Oct     21
Oct     22
Oct     24
Nov     25
Nov     27
Nov     25
Nov     29
Dec     27
Dec     27
Dec     27
Dec     29
Dec     30

[CHART]

SEVEN-DAY COMPOUND YIELD*

        PERCENTAGE
Jan     1.65%
Jan     1.65%
Jan     1.69%
Jan     1.70%
Feb     1.75%
Feb     1.66%
Feb     1.50%
Feb     1.57%
Mar     1.59%
Mar     1.61%
Mar     1.64%
Mar     1.69%
Apr     1.71%
Apr     1.79%
Apr     2.05%
Apr     2.09%
Apr     2.09%
May     2.13%
May     2.16%
May     2.19%
May     2.22%
Jun     2.25%
Jun     2.27%
Jun     2.31%
Jun     2.31%
Jun     2.36%
Jul     2.39%
Jul     2.43%
Jul     2.46%
Jul     2.52%
Aug     2.54%
Aug     2.63%
Aug     2.65%
Aug     2.71%
Aug     2.73%
Sep     2.76%
Sep     2.81%
Sep     2.82%
Sep     2.89%
Oct     2.96%
Oct     3.01%
Oct     3.00%
Oct     3.11%
Nov     3.20%
Nov     3.23%
Nov     3.31%
Nov     3.33%
Dec     3.36%
Dec     3.34%
Dec     3.52%
Dec     3.54%
Dec     3.52%

The yield quotation more closely represents the current earnings of the Money Market Portfolio than the total return quotation.

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

[SIDENOTE]

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

MORTGAGE SECURITIES PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?
For the year ended December 31, 2005 the Portfolio produced a net return of 2.88 percent*, outperforming the Portfolio's benchmark, the Lehman Brothers Mortgage-Backed Securities Index**, which was up 2.61 percent.

WHAT HELPED THE PORTFOLIO OUTPERFORM ITS BENCHMARK INDEX DURING THE PERIOD?
Our strategy of focusing on mispriced securities to generate performance instead of predicting broad sector moves in the economy and fixed income markets was again a winner in 2005. Our investments in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) helped the Fund outperform its benchmark. Interest rates moved mainly in line with consensus, and fixed income sectors did not provide returns much over the index. As a result, there was little money to be made in portfolios that focused on macro-economics.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?
From an economic perspective, 2005 was surprisingly like 2004. The Fed raised short-term interest rates, growth in the gross domestic product is projected to be more than 3.5 percent, long-term interest rates hardly budged, core inflation remained well in control and foreign investors continued to gobble up a large share of the U.S. bond market. The familiar environment generated very little volatility, and realized yield volatility on long-term bonds was at its lowest level since 1998.

While the housing market continued to set dizzying new records, higher short-term rates were the main driver of performance in the structured finance market. The higher rates erased the attractive bump that mortgage-backed securities (MBS) and other high quality structured finance securities provided. The investment grade sectors of the Lehman Brothers Aggregate Bond Index that generated positive returns included ABS, agencies and CMBS.

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED FUND PERFORMANCE?
It is our strategy to diversify the Portfolio by using CMBS and ABS. We believe this strategy will enhance performance and lead to lower volatility over time.

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING THE FISCAL YEAR, AND WHAT IS YOUR OUTLOOK FOR THE NEXT 12 MONTHS?
We found a fair amount of value in CMBS last year, particularly those that originated in previous years that carry less risk and greater protection for buyers than would be available in similarly rated securities today. Credit agencies upgraded a number of those securities, to the Portfolio's benefit. In pass-through securities, we continue to analyze collateral to find bonds with favorable loan attributes.

The Federal Reserve is likely to complete its program of rate hikes in the first half of 2006. With the curve between the 2-year and the 10-year Treasuries flat and potentially inverting in the coming months, short-term securities are likely to remain attractive. Even though the Fed rate cycle is likely coming to an end, we don't see much risk of a recession in 2006. We also don't think a flat curve foretells a sharp slowdown, but instead perceive global fund flows as having a greater impact on the shape of our yield curve. In our opinion, there is a good chance of the curve remaining flat or inverted for a substantial portion of 2006.

Consequentially, in 2006 we expect to be biased toward shorter durations; the market appears to have priced in more of an economic slowdown than we think is likely. As always, our interest rate positions will not be the main driver of our performance. Although it is impossible to know when the impact of foreign fund flows will lessen, we expect it to bring about dramatically steeper yields when this occurs.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]

[PHOTO OF DAVID LAND]

CHRIS SEBALD, CFA AND DAVID LAND, CFA
PORTFOLIO MANAGERS

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at lower rates of return. In addition, the net asset value of the Mortgage Securities Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

[CHART]

U.S. Government Agencies             50.5%
AAA rated                            19.9%
AA rated                             14.8%
A rated                               1.7%
BBB rated                            10.0%
BB rated                              1.4%
Cash and Other Assets/Liabilities     1.7%

ASSET QUALITY (SHOWN AS A PERCENTAGE OF NET ASSETS)***

[CHART]

FHLMC                                                        4.3%
Vendee Mortgage Trust                                        0.1%
FNMA                                                        42.6%
Corporate Obligations-Financial-Real Estate                  1.1%
GNMA                                                         3.5%
Commercial Mortgage                                          9.9%
Asset Backed Securities                                     20.0%
Collateralized Mortgage Obligations/Mortage Revenue Bonds   16.8%
Cash and Other Assets/Liabilities                            1.7%

SECTOR DIVERSIFICATION (SHOWN AS A PERCENTAGE OF NET ASSETS)***

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
   A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN
       BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

                                        LEHMAN
             MORTGAGE SECURITIES   MORTGAGE-BACKED
                  PORTFOLIO        SECURITIES INDEX      CPI
12/31/1995   $            10.000   $         10.000   $   10.000
12/31/1996   $            10.526   $         10.535   $   10.332
12/31/1997   $            11.488   $         11.535   $   10.508
12/31/1998   $            12.243   $         12.338   $   10.678
12/31/1999   $            12.486   $         12.567   $   10.964
12/31/2000   $            13.959   $         13.969   $   11.336
12/31/2001   $            15.221   $         15.118   $   11.511
12/31/2002   $            16.691   $         16.440   $   11.785
12/31/2003   $            17.385   $         16.944   $   12.007
12/31/2004   $            18.221   $         17.741   $   12.397
12/31/2005   $            18.746   $         18.205   $   12.821

(Thousands)

AVERAGE ANNUAL TOTAL RETURN:

One year        2.88%
Five year       6.07%
Ten year        6.49%

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1995 through December 31, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

***Composition is as of December 31, 2005.

INDEX 500 PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?
For the year ended December 31, 2005, the Portfolio finished with a net return of 4.43 percent*. For the same period, the S&P 500 Index** was up 4.91 percent.

WHAT CAUSED THE PORTFOLIO TO UNDERPERFORM ITS BENCHMARK INDEX DURING THE PERIOD? The Advantus Series Index 500 Portfolio is passively managed. The Portfolio is fully invested and holds all 500 names at published free float index weights. The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. While net performance was below the S&P 500, the Portfolio outperformed slightly on a gross basis before expenses.

Sector performance was predominantly positive, with nine of the 11 sectors posting positive returns. Rising oil and gas prices continued to help the energy sector to the largest positive return in the index (31.39 percent). That sector contributed 2.18 percent to the index's overall return. Consumer cyclicals led the sectors that detracted from performance, with a return of -6.48 percent. This sector's performance reduced the index's performance by 0.71 percent. Stocks of all sizes ended the period with positive returns. Stocks ranking 301 to 400 in terms of size, those with market caps between $5 and $9 billion, ended the period with the largest return: 15.12 percent. The largest 100 stocks lagged all groups with a return of 2.41 percent.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?
The economy put on a show of surprising strength in the fourth quarter of 2005, shaking off generally low expectations that followed Hurricane Katrina. There was positive news on the employment front even as core inflation numbers came in lower than anticipated.

The third quarter gross domestic product increase of 4.1 percent cleared up doubts about the economy's ability to overcome challenges. The final quarter went down in the books as the year's strongest. Positive forces behind the show of strength included continued strong consumer spending and a drop in oil prices from the $70-a-barrel peak. Retail cash registers rang in the holidays with moderately pleasing sales increases, although the middle-market retail segments were somewhat soft.

Unemployment continued to hover around 5 percent, and job growth was particularly strong in November with 215,000 new jobs added to payrolls. While it was a positive quarter on the jobs front, the monthly average increase in jobs was below the 200,000 figure that has been adopted as a benchmark for a "jobs-rich" economy.

Overall, the economy ended the quarter in fine shape, with no significant storm clouds on the immediate horizon.

WHAT WILL AFFECT THE PORTFOLIO GOING FORWARD?
Overall, we believe the economy is in excellent shape. Positives abound, negatives are few and far between.

In the months ahead, observers anticipate that one of three scenarios will play out. In Scenario One, the economy feels the effects of the Fed's rate increases and drops into a big slowdown, or possibly a recession. In Scenario Two, the economy continues to grow at a rapid pace and additional Fed increases will be required to rein in inflation. Scenario Three plays out with growth moderating, the Fed tightening one or two more times as inflation fears stay subdued and the investment environment remaining favorable.

With all of the economy's positive forces, it's hard to believe Scenario One will play out, at least in the short term. Scenario Two, marked by continued strong growth and no foreseeable letup in rate increases, also seems less likely to take center stage. To us, Scenario Three (modest growth, the Fed's streak ending after one or two more hikes, and generally positive investment conditions) appears to have the highest potential to become reality.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]

JAMES SEIFERT
PORTFOLIO MANAGER

The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

TEN LARGEST STOCK HOLDINGS***

                                                   MARKET      % OF STOCK
SECURITY DESCRIPTION                 SHARES        VALUE       PORTFOLIO
--------------------                --------   -------------   ----------
General Electric Company             614,737   $  21,546,532          3.3%
Exxon Mobil Corporation              362,018      20,334,549          3.1%
Citigroup, Inc.                      294,330      14,283,835          2.2%
Microsoft Corporation                532,602      13,927,542          2.1%
Procter & Gamble Company             195,005      11,286,889          1.7%
Bank of America Corporation          233,655      10,783,178          1.6%
Johnson & Johnson                    173,048      10,400,185          1.6%
American International Group, Inc.   151,052      10,306,278          1.6%
Pfizer, Inc.                         428,866      10,001,155          1.5%
Altria Group, Inc.                   121,152       9,052,477          1.4%
                                               -------------   ----------
                                               $ 131,922,620         20.1%
                                               =============   ==========

[CHART]

SECTOR DIVERSIFICATION (SHOWN AS A PERCENT OF NET ASSETS)***

Basic Materials                      3.0%
Capital Goods                        8.7%
Communication Services               4.8%
Consumer Cyclical                    9.7%
Consumer Staples                    10.3%
Energy                               9.2%
Financial                           21.4%
Health Care                         12.9%
Technology                          14.0%
Transportation                       1.8%
Utilities                            3.3%
Cash and Other Assets/Liabilities    0.9%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
            A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

             INDEX 500 PORTFOLIO   S&P 500 Index       CPI
12/31/1995   $            10.000   $      10.000   $   10.000
12/31/1996   $            12.164   $      12.296   $   10.332
12/31/1997   $            16.101   $      16.399   $   10.508
12/31/1998   $            20.608   $      21.085   $   10.678
12/31/1999   $            24.786   $      25.525   $   10.964
12/31/2000   $            22.459   $      23.195   $   11.336
12/31/2001   $            19.707   $      20.439   $   11.511
12/31/2002   $            15.300   $      15.922   $   11.785
12/31/2003   $            19.590   $      20.489   $   12.007
12/31/2004   $            21.627   $      22.718   $   12.397
12/31/2005   $            22.585   $      23.837   $   12.821

(Thousands)

AVERAGE ANNUAL TOTAL RETURN:

One year        4.43%
Five year       0.11%
Ten year        8.49%

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1995 through December 31, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

***Composition is as of December 31, 2005.

+"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "Standard & Poor's MidCap 400(R)", and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

This sub-account seeks investment results generally corresponding to the Index from which the sub-account takes its name. You may not invest directly in an Index.

MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

HOW DID THE PORTFOLIOS PERFORM DURING THE PERIOD?
For the year ended December 31, 2005, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond Portfolio 2006*                                        -0.78 percent
Maturing Government Bond Portfolio 2010*                                        -0.03 percent

For the same period, the Portfolios' benchmarks, the Ryan Lab's U.S. Treasury
Strip Indexes of comparable maturity, generated the following returns:

Ryan Labs Custom Index 2006**                                                   1.96 percent
Ryan Labs Custom Index 2010**                                                   1.73 percent

WHY DID THE PORTFOLIOS UNDERPERFORM THEIR BENCHMARK INDEXES DURING THE PERIOD? Both Portfolios beat the benchmark on a gross basis; however management fees and expenses more than offset the outperformance. As a result, the Portfolios underperformed the benchmarks on a net basis.

Our allocation to agency securities provided an income advantage over the benchmark. Because interest rates moved mainly in line with consensus, there was little money to be made in portfolios that focused on macro-economics.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIOS' PERFORMANCE DURING THE PERIOD?
From an economic perspective, 2005 was surprisingly like 2004. The Fed raised short-term interest rates, growth in the gross domestic product is projected to be more than 3.5 percent, long-term interest rates hardly budged, core inflation remained well in control and foreign investors continued to gobble up a large share of the U.S. bond market. The familiar environment generated very little volatility, and realized yield volatility on long-term bonds was at its lowest level since 1998.

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED PORTFOLIO PERFORMANCE?
We try to limit trading in this account because we believe any advantage gained through tactical trading would be offset by transaction costs. We invest in agency securities to generate additional income.

WHAT IS YOUR OUTLOOK FOR THE NEXT 12 MONTHS?
The Federal Reserve is likely to complete its program of rate hikes in the first half of 2006. With the curve between the 2-year and the 10-year Treasuries flat and potentially inverting in the coming months, short-term securities are likely to remain attractive. Even though the Fed rate cycle is likely coming to an end, we don't see much risk of a recession in 2006. We also don't think a flat curve is foretelling a sharp slowdown, but instead perceive global fund flows as having a greater impact on the shape of our yield curve. In our opinion, there is a good chance of the curve remaining flat or inverted for a substantial portion of 2006.

The Maturing Government Bond 2006 Portfolio will mature on the third Friday in September of 2006 (September 15, 2006), at which time the Portfolio's assets will be liquidated and, in accordance with instructions from the owners of the variable life insurance and annuity contracts funded by the Portfolio, reallocated to other investment sub-accounts available under such variable contracts.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]

CHRIS SEBALD
PORTFOLIO MANAGER

The Maturing Government Bond 2006 and 2010 Portfolios seek as high of an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. The Portfolios invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2006 and 2010 liquidation dates of each Portfolio.

[CHART]

MATURING GOVERNMENT BOND 2006 PORTFOLIO
SECTOR DIVERSIFICATION (SHOWN AS A PERCENTAGE OF NET ASSETS)***

FHLMC Strip                             16.1%
FNMA Strip                              15.0%
Resolution Funding Corporation Strip    12.1%
Financing Corporation Strip             44.4%
U.S. Treasury Strip                      8.3%
Cash and Other Assets/Liabilities        4.1%

[CHART]

MATURING GOVERNMENT BOND 2010 PORTFOLIO
SECTOR DIVERSIFICATION (SHOWN AS A PERCENTAGE OF NET ASSETS)***

FNMA Strip                              23.2%
Financing Corporation Strip             22.3%
Government Trust Certificate            16.4%
Resolution Funding Corporation Strip    16.4%
Tennessee Valley Authority               7.8%
U.S. Treasury Strip                     14.1%
Cash and Other Assets/Liabilities       -0.2%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

             MATURING GOVERNMENT
             BOND 2006 PORTFOLIO   RYAN LABS INDEX      CPI
12/31/1995   $            10.000   $        10.000   $   10.000
12/31/1996   $             9.879   $         9.866   $   10.332
12/31/1997   $            11.126   $        11.170   $   10.508
12/31/1998   $            12.724   $        12.843   $   10.678
12/31/1999   $            11.731   $        11.888   $   10.964
12/31/2000   $            13.564   $        13.899   $   11.336
12/31/2001   $            14.659   $        15.300   $   11.511
12/31/2002   $            16.563   $        17.242   $   11.785
12/31/2003   $            16.886   $        17.647   $   12.007
12/31/2004   $            16.907   $        17.874   $   12.397
12/31/2005   $            16.775   $        18.225   $   12.821

(Thousands)

AVERAGE ANNUAL TOTAL RETURN:

One year        -0.78%
Five year        4.34%
Ten year         5.31%

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1995 through December 31, 2005, assuming reinvestment of distributions, if any.

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

             MATURING GOVERNMENT
             BOND 2010 PORTFOLIO   RYAN LABS INDEX      CPI
12/31/1995   $            10.000   $        10.000   $   10.000
12/31/1996   $             9.658   $         9.697   $   10.332
12/31/1997   $            11.384   $        11.354   $   10.508
12/31/1998   $            13.009   $        13.152   $   10.678
12/31/1999   $            11.508   $        11.658   $   10.964
12/31/2000   $            13.967   $        14.432   $   11.336
12/31/2001   $            14.660   $        14.871   $   11.511
12/31/2002   $            17.424   $        17.683   $   11.785
12/31/2003   $            17.904   $        18.255   $   12.007
12/31/2004   $            18.497   $        19.114   $   12.397
12/31/2005   $            18.492   $        19.445   $   12.821

(Thousands)

AVERAGE ANNUAL TOTAL RETURN:

One year        -0.03%
Five year        5.77%
Ten year         6.34%

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1995 through December 31, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**Ryan Labs, Inc. September 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2006 and 2010, respectively.

***Composition is as of December 31, 2005.

                 (This page has been left blank intentionally.)

INTERNATIONAL BOND PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING 2005?
For the year ended December 31, 2005 the International Bond Portfolio returned -8.91 percent*, net of fees, outperforming the Portfolio's benchmark, the Citigroup Non-US World Government Bond Index** return of -9.20 percent.

WHAT HELPED THE PORTFOLIO OUTPERFORM THE BENCHMARK DURING 2005?
Currency selection decisions were the major contributors, with exposure to countries outside of the index also contributing positively. While shorter durations were major drawdowns in the first half of the year, they bounced back in the second half.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE IN 2005?
European markets found good reason to rally: a further deterioration in domestic conditions led to speculation of a rate cut from the European Central Bank (ECB) and a significant flattening of the yield curve. This prospect gained further momentum as the Riksbank (Sweden's central bank) delivered a 50 basis point (0.50 percent) interest rate cut in the first half, and the Bank of England delivered its first rate cut this cycle in response to a deterioration in domestic growth.

The Japanese market moved higher in yield across the curve. Its central bank indicated that an end to Zero Interest Rate Policy (ZIRP) is on the horizon should domestic conditions continue to improve at their current pace. Mexican local markets were particularly positive, because its central bank bowed to inflation data and entered a rate cutting cycle.

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED THE PORTFOLIO'S PERFORMANCE DURING 2005?
We were overweight in New Zealand and Mexico, actions that contributed to performance. With regard to currencies, our overweights (versus the Euro) in the Mexican peso, Canadian dollar, Norwegian Krone and British sterling aided performance.

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING 2005?
The Portfolio duration was shorter than the benchmark throughout the first half of the year, ranging from 0.5 to 1.2 years. We reverted to a more neutral stance in the year's second half. The Portfolio was underweight Japan throughout the period, and was overweight Emerging Markets and New Zealand. The Portfolio was short the Euro for 2005.

WHAT LOOKS ATTRACTIVE FOR THE PORTFOLIO GOING FORWARD?
We still believe that in the short term, bonds in Japan will struggle to sell off while rates remain captive to the ZIRP. The current story is one of reflation and we have exposure to Inflation-Linked Japanese Government Bonds
(JGBs). We will look to sell nominal duration once JGBs reach levels of about
1.40 percent on the JGB generic 10-year bond.

We still believe bonds in the United Kingdom are overpriced, an imbalance that will correct itself so long as the Bank of England does not lower rates, a move we see as unlikely.

In 2006 we do not expect much generalized spread tightening in corporate bonds as valuations continue to be stretched. The risk of spread widening, however, remains low, given the continued demand for yield and the large volume of cash that is ready for investment early in the New Year. As such, we have a neutral allocation to the sector. Our favored sectors are energy, finance and diversified industrial in the high BBB rating category.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF PHILIP MANN]

PHILIP MANN
JULIUS BAER INVESTMENTS LIMITED

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by foreign issuers. While Advantus Capital Management, Inc. acts as the investment adviser for the Portfolio, Julius Baer Investments Limited provides investment advice to the International Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing include, in addition to other risks, currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

TEN LARGEST BOND HOLDINGS***

                                                           MARKET       % OF BOND
SECURITY DESCRIPTION                                       VALUE        PORTFOLIO
--------------------                                   --------------   ---------
Development Bank of                                    $    3,990,249         6.6%
Japan (JPY)--1.600%, 06/20/14
Bundesschatzanweisungen
(EUR)--2.500%, 09/22/06                                     3,299,548         5.4%
Bundesschatzanweisungen
(EUR)--2.750%, 06/23/06                                     3,069,454         5.1%
Spain Government Bond
(EUR)--4.400%, 01/31/15                                     2,962,968         4.9%
Oesterreichische Kontrollbank AG
(JPY)--1.800%, 03/22/10                                     2,950,908         4.9%
Kingdom of Denmark (EUR)--3.125%, 10/15/09                  2,921,690         4.8%
Mexican Bonos (MXN)--9.000%, 12/24/09                       2,785,833         4.6%
Finland Government Bond
(EUR)--2.750%, 07/04/06                                     2,739,864         4.5%
Ireland Government Bond
(EUR)--3.250%, 04/18/09                                     2,737,287         4.5%
Portugal Obrigacoes do Tesouro
OT (EUR)--3.850%, 04/15/21                                  2,733,805         4.5%
                                                       --------------   ---------
                                                       $   30,191,606        49.8%
                                                       ==============   =========

[CHART]

COUNTRY DIVERSIFICATION
(SHOWN AS A PERCENTAGE OF NET ASSETS)***

Austria                                          4.7%
Belgium                                          3.0%
Canada                                           4.6%
Cayman Islands                                   0.9%
Denmark                                          4.6%
Finland                                          4.4%
France                                           4.0%
Germany                                         13.4%
Greece                                           0.2%
Ireland                                          4.3%
Italy                                            4.4%
Japan                                           16.1%
Mexico                                           8.0%
Netherlands                                      4.6%
Portugal                                         4.3%
Spain                                            4.7%
Supranational                                    2.6%
United Kingdom                                   7.6%
Cash & Other Assets/Liabilities                  3.6%

[CHART]

CURRENCY DIVERSIFICATION
(SHOWN AS A PERCENTAGE OF NET ASSETS)***

British Sterling Pound                           8.1%
Canadian Dollar                                  2.3%
Euro                                            53.8%
Mexican Peso                                     8.0%
Japanese Yen                                    24.2%
Cash & Other Assets/Liabilities                  3.6%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL BOND PORTFOLIO,
      CITIGROUP NON-US WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

                INTERNATIONAL BOND   CITIGROUP NON-US WORLD
                    PORTFOLIO        GOVERNMENT BOND INDEX         CPI
10/1/1997       $           10.000   $               10.000   $      10.000
12/31/1997      $           10.008   $                9.645   $      10.006
12/31/1998      $           11.626   $               11.361   $      10.167
12/31/1999      $           10.719   $               10.785   $      10.440
12/31/2000      $           10.870   $               10.501   $      10.794
12/31/2001      $           10.706   $               10.129   $      10.962
12/31/2002      $           12.627   $               12.357   $      11.222
12/31/2003      $           15.185   $               14.645   $      11.433
12/31/2004      $           16.921   $               16.423   $      11.805
12/31/2005      $           15.413   $               14.912   $      12.208

(Thousands)

AVERAGE ANNUAL TOTAL RETURN:

One year                                       -8.91%
Five year                                       7.23%
Since inception (10/1/97)                       5.38%

On the chart above you can see how the International Bond Portfolio's total return compared to the CitiGroup Non-US World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Bond Portfolio (October 1, 1997) through December 31, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Citigroup Non U.S. World Government Bond Index is a market value-weighted index of government debt securities issued by eleven different nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain and the United Kingdom. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

***Composition is as of December 31, 2005.

INDEX 400 MID-CAP PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING THE PERIOD?
For the year ended December 31, 2005, the Portfolio finished with a net return of 11.96 percent*. For the same period, the S&P MidCap 400 Index** was up 12.56 percent.

WHY DID THE PORTFOLIO UNDERPERFORM ITS BENCHMARK INDEX DURING THE PERIOD?
The Advantus Series Index 400 Mid-Cap Portfolio is passively managed. The Portfolio is fully invested and holds all 400 names at published free float index weights. The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 400 Index. While net performance was below the S&P 400, the Portfolio outperformed slightly on a gross basis before expenses.

All 11 sectors posted positive returns during 2005. Rising oil and gas prices continued to help the energy sector to the largest positive return in the index (54.02 percent). That sector contributed 3.4 percent to the index's overall return. Stocks of all sizes within the index ended the period with positive returns. The largest 80 stocks, those with market caps above $3.9 billion, ended the period with the largest return: 17.86 percent.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE PORTFOLIO'S PERFORMANCE DURING THE PERIOD?
The economy put on a show of surprising strength in the fourth quarter of 2005, shaking off generally low expectations that followed Hurricane Katrina. There was positive news on the employment front even as core inflation numbers came in lower than anticipated.

The third quarter gross domestic product increase of 4.1 percent cleared up doubts about the economy's ability to overcome challenges. The final quarter went down in the books as the year's strongest. Positive forces behind the show of strength included continued strong consumer spending and a drop in oil prices from the $70-a-barrel peak. Retail cash registers rang in the holidays with moderately pleasing sales increases, although the middle-market retail segments were somewhat soft.

Unemployment continued to hover around 5 percent, and job growth was particularly strong in November with 215,000 new jobs added to payrolls. While it was a positive quarter on the jobs front, the monthly average increase in jobs was below the 200,000 figure that has been adopted as a benchmark for a "jobs-rich" economy.

Overall, the economy ended the quarter in fine shape, with no significant storm clouds on the immediate horizon.

WHAT WILL AFFECT THE PORTFOLIO GOING FORWARD?
Overall, we believe the economy is in excellent shape. Positives abound, negatives are few and far between.

In the months ahead, observers anticipate that one of three scenarios will play out. In Scenario One, the economy feels the effects of the Fed's rate increases and drops into a big slowdown, or possibly a recession. In Scenario Two, the economy continues to grow at a rapid pace and additional Fed increases will be required to rein in inflation. Scenario Three plays out with growth moderating, the Fed tightening one or two more times as inflation fears stay subdued and the investment environment remaining favorable.

With all of the economy's positive forces, it's hard to believe Scenario One will play out, at least in the short term. Scenario Two, marked by continued strong growth and no foreseeable letup in rate increases, also seems less likely to take center stage. To us, Scenario Three (modest growth, the Fed's streak ending after one or two more hikes, and generally positive investment conditions) appears to have the highest potential to become reality.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]

JAMES SEIFERT
PORTFOLIO MANAGER

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified Portfolio in this equity security area as part of an over-all investment strategy.

TEN LARGEST STOCK HOLDINGS***

                                                                MARKET       % OF STOCK
SECURITY DESCRIPTION                               SHARES       VALUE         PORTFOLIO
--------------------                               ------   --------------   -----------
Legg Mason, Inc.                                   13,188   $    1,578,472       1.3%
Sandisk Corporation                                19,930        1,252,003       1.1%
Peabody Energy Corporation                         14,233        1,173,084       1.0%
Chico's FAS, Inc.                                  19,590          860,589       0.7%
Smith International, Inc.                          21,691          804,953       0.7%
Expeditors International
Washington, Inc.                                   11,542          779,200       0.7%
Noble Energy, Inc.                                 18,937          763,161       0.7%
Cognizant Technology Solutions
Corporation                                        14,958          753,135       0.6%
Precision Castparts Corporation                    14,383          745,183       0.6%
IVAX Corporation                                   23,703          742,615       0.6%
                                                            --------------   -----------
                                                            $    9,452,395       8.0%
                                                            ==============   ===========

[CHART]

SECTOR DIVERSIFICATION (SHOWN AS A PERCENTAGE OF NET ASSETS)***

Basic Materials                                       4.7%
Capital Goods                                         6.9%
Communication Services                                1.6%
Consumer Cyclical                                    14.1%
Consumer Staples                                      5.6%
Energy                                               10.0%
Financial                                            17.5%
Health Care                                          11.2%
Technology                                           15.0%
Transportation                                        3.0%
Utilities                                             5.9%
S&P Depository Receipts                               0.5%
Cash and Other Assets/Liabilities                     4.0%

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                  S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

                    INDEX 400          S&P 400
                MID-CAP PORTFOLIO   MIDCAP INDEX       CPI
10/1/1997       $          10.000   $     10.000   $    10.000
12/31/1997      $          10.006   $     10.052   $    10.006
12/31/1998      $          11.675   $     11.971   $    10.167
12/31/1999      $          13.539   $     13.736   $    10.440
12/31/2000      $          15.712   $     16.142   $    10.794
12/31/2001      $          15.544   $     16.045   $    10.962
12/31/2002      $          13.207   $     13.718   $    11.222
12/31/2003      $          17.775   $     18.604   $    11.433
12/31/2004      $          20.571   $     21.671   $    11.805
12/31/2005      $          23.031   $     24.398   $    12.208

(Thousands)

AVERAGE ANNUAL TOTAL RETURN:

One year                                   11.96%
Five year                                   7.95%
Since inception (10/1/97)                  10.64%

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through December 31, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

***Composition is as of December 31, 2005.

+"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "Standard & Poor's MidCap 400(R)" and "S&P MidCap 400(R)" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

This sub-account seeks investment results generally corresponding to the Index from which the sub-account takes its name. You may not invest directly in an Index.

REAL ESTATE SECURITIES PORTFOLIO

HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?
For the year ended December 31, 2005 the Portfolio delivered a net return of
11.08 percent*. Results, however, were disappointing in comparison with the Porfolio's benchmark index, the Dow Jones Wilshire Associates Real Estate Securities Index** (DJWRESI), which produced a return of 13.82 percent.

WHY DID THE PORTFOLIO UNDERPERFORM THE BENCHMARK INDEX?
Real estate stocks have outperformed the broader equity markets over the past five years, and the Portfolio was positioned more defensively in 2005 with the expectation that real estate stocks might take a breather from their stellar outperformance. As the Fed continued to raise short term rates with the intent on slowing down the economy, we also feared that real estate fundamentals might not achieve consensus growth expectations. Consumer spending remained strong and business spending accelerated in 2005, supporting strength in occupancy and rental rate growth for real estate properties. As a result, high growth real estate stocks trading at a premium to their underlying value performed well.

On the other hand, two Portfolio holdings negatively impacted the fund's return. Education Realty Trust disappointed investors as the company's reputable management team delivered substandard operating performance and questionable acquisitions. The extremely aggressive development portfolio of The Mills Corp. spun out of control, requiring the company to write off a number of projects and restate earnings.

WHAT OTHER MARKET CONDITIONS OR EVENTS INFLUENCED THE FUND'S RETURN DURING THE LAST 12 MONTHS?
Wide swings in performance occurred as real estate stocks in the DJWRESI were down more than 9 percent in the first quarter of 2005, only to be up more than 13 percent at the beginning of August. Interim volatility affected the stocks as the market attempted to reconcile the new valuation levels that real estate stocks reached.

Interest rate movements added to real estate stock volatility. Doubts about valuations arose when the gap between the dividend yield of real estate investment trust (REIT) stocks and the 10-year Treasury bond yield narrowed to almost zero.

Investors eventually gained confidence in real estate stocks as earnings began to reflect rebounding underlying fundamentals. Additionally, real estate valuations continued to achieve unprecedented levels as money from investors increasing their allocation to this asset class went into both the public and private real estate markets

WHAT STRATEGIES AND TECHNIQUES DID YOU EMPLOY THAT SPECIFICALLY AFFECTED PORTFOLIO PERFORMANCE?
Because the Portfolio was positioned defensively it was not in sync with the rapidly rebounding real estate fundamentals. Following the continued strength of consumer spending, we continued our exposure to homebuilder stocks early in the year, before shifting away from those stocks as mortgage interest rates climbed. As the strength in the economy began to shift over to business spending, we increased the Portfolio's weight in hotel companies as higher occupancies and room rates from increased business travel improved hotel operating margins.

As the year began, we were underweighted in apartment and office companies. When interest rates increased, we raised the weight of the apartment sector as home buying became incrementally more expensive and new construction showed signs of declining. Office companies continued to be deemphasized because the expected rebound in cashflow for these companies did not take place in 2005.

Exposure remained high in rapidly growing markets such as Southern California, Washington D.C., New York City and Florida. These markets enhanced earnings growth for many companies as restrictions on new development of real estate allowed owners to raise rents in the face of increased demand.

WHAT INDUSTRIES OR SECTORS DID YOU EMPHASIZE DURING THE FISCAL YEAR, AND WHAT IS YOUR OUTLOOK FOR THE NEXT YEAR?
The property overweighting and underweighting outlined above were based upon a more cautious view of the economy. As the economy has continued its "Goldilocks" recovery--"not too hot, not too cold; just right"--solid recovery of fundamentals becomes paramount to our view of real estate stocks in 2006. Job growth continues to foster growing demand for real estate. While inflation remains relatively modest in the broader economy, it has been fairly high for construction materials, labor, and land. Higher building costs are expected to keep the supply of real estate in check. These conditions could provide for accelerating earnings growth into 2007.

Real estate stocks typically perform well after the interest rates peak. If the Fed is near the end of the rate hike cycle, this could be positive for real estate.

The Portfolio will continue to favor apartment, hotel, and industrial companies, which we anticipate will have the ability to raise rents to high levels. Retail companies will be market weighted, with an emphasis on those regional mall companies with the widest gaps between expiring rents and new market rents. Office companies will continue to be underweighted in the first part of the year as we wait for evidence of cashflow recovery to justify the current optimistic pricing environment.

[SIDENOTE]

PERFORMANCE UPDATE

[PHOTO OF JOE BETLEJ]

JOE BETLEJ, CFA
PORTFOLIO MANAGER

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate and real estate related industry. Investment risks associated with investing in the Real Estate Securities Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

TEN LARGEST STOCK HOLDINGS***

                                                                    MARKET       % OF STOCK
SECURITY DESCRIPTION                                  SHARES        VALUE        PORTFOLIO
--------------------                                 --------   --------------   ----------
ProLogis                                              162,476   $    7,590,879          7.1%
Simon Property Group, Inc.                             81,600        6,253,008          5.8%
Starwood Hotels & Resorts
Worldwide, Inc.                                        85,400        5,453,644          5.1%
General Growth Properties, Inc.                        95,220        4,474,388          4.2%
Developers Diversified Realty
Corporation                                            86,700        4,076,634          3.8%
Brookfield Properties Company                         135,100        3,974,642          3.7%
Equity Residential Properties Trust, Inc.              97,500        3,814,200          3.6%
Hilton Hotels Corporation                             157,700        3,802,147          3.5%
Kimco Realty Corporation                              106,500        3,416,520          3.2%
Camden Property Trust                                  52,400        3,035,008          2.8%
                                                                --------------   ----------
                                                                $   45,891,070         42.8%
                                                                ==============   ==========

[CHART]

SECTOR DIVERSIFICATION (SHOWN AS A PERCENTAGE OF NET ASSETS)***

Consumer Cyclical (Lodging-Hotel)                         9.6%
Real Estate                                               4.5%
Real Estate Investment Trust-Apartments                  16.2%
Real Estate Investment Trust-Diversified                  6.1%
Real Estate Investment Trust-Health Care                  1.4%
Real Estate Investment Trust-Hotels                       6.8%
Real Estate Investment Trust-Mortgage                     2.7%
Real Estate Investment Trust-Office Property             13.4%
Real Estate Investment Trust-Regional Mall               11.9%
Real Estate Investment Trust-Self Storage                 3.4%
Real Estate Investment Trust-Shopping Centers            12.2%
Real Estate Investment Trust-Warehouse/Industrial         8.9%
Cash and Other Assets/Liabilities                         2.9%

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO,
           DOW JONES WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX
                            AND CONSUMER PRICE INDEX

                                            DOW JONES
                                       WILSHIRE ASSOCIATES
                     REAL ESTATE           REAL ESTATE
                SECURITIES PORTFOLIO     SECURITIES INDEX        CPI
5/1/1998        $             10.000   $            10.000   $   10.000
12/31/1998      $              8.510   $             8.568   $   10.086
12/31/1999      $              8.179   $             8.294   $   10.357
12/31/2000      $             10.274   $            10.843   $   10.708
12/31/2001      $             11.305   $            11.964   $   10.874
12/31/2002      $             12.092   $            12.278   $   11.132
12/31/2003      $             17.196   $            16.829   $   11.342
12/31/2004      $             23.304   $            22.686   $   11.711
12/31/2005      $             25.888   $            25.820   $   12.111

(Thousands)

AVERAGE ANNUAL TOTAL RETURN:

One year                       11.08%
Five year                      20.30%
Since inception (5/1/98)       13.20%

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Dow Jones Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through December 31, 2005, assuming reinvestment of distributions, if any.

[SIDENOTE]

*THE RESULTS SHOWN ARE PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. THE INVESTMENT RETURNS AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT SHARES UPON REDEMPTION MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Dow Jones-Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

***Composition is as of December 31, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios (the Portfolios) of Advantus Series Fund, Inc. as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                    KPMG LLP

Minneapolis Minnesota
February 23, 2006

                                                                  Bond Portfolio
                                                       Investments in Securities
                                                               December 31, 2005

           (Percentages of each investment category relate to total net assets.)

                                                                                                                       MARKET
PRINCIPAL                                                                                     COUPON   MATURITY       VALUE(a)
---------                                                                                     ------   --------   ----------------
LONG-TERM DEBT SECURITIES (97.8%)
   GOVERNMENT OBLIGATIONS (45.5%)
     U.S. Government and Agency Obligations (45.0%)
     Federal Home Loan Mortgage Corporation (FHLMC) (8.7%)
$    1,550,000                                                                                 3.500%  02/15/30   $      1,440,175
     1,825,000   (m)                                                                           4.750%  11/17/15          1,811,280
     1,763,435   (k)                                                                           5.000%  04/01/35          1,707,225
       933,537   (k)                                                                           5.000%  08/01/35            903,780
       834,388   (k)                                                                           5.500%  12/01/17            840,707
     1,468,631                                                                                 5.500%  06/01/20          1,477,540
     2,472,564                                                                                 5.500%  10/01/20          2,487,563
     6,171,314   (k)                                                                           5.500%  05/01/34          6,144,991
     3,049,681                                                                                 5.500%  10/01/34          3,027,125
     2,000,000   (i)                                                                           5.500%  12/01/34          1,981,250
     2,736,593                                                                                 5.500%  07/01/35          2,712,078
     4,426,430                                                                                 5.500%  10/01/35          4,390,142
       463,234   (k)                                                                           6.500%  09/01/32            478,994
                                                                                                                  ----------------
                                                                                                                        29,402,850
                                                                                                                  ----------------
     Federal National Mortgage Association (FNMA) (24.0%)
     2,150,000   (m)                                                                           3.250%  01/15/08          2,088,603
     1,375,000   (k) (m)                                                                       3.500%  01/28/08          1,341,772
       500,000   (m)                                                                           4.250%  05/15/09            492,589
     3,318,933                                                                                 4.500%  03/01/35          3,125,674
     2,786,237                                                                                 4.500%  09/01/35          2,623,997
       328,107                                                                                 5.000%  05/01/18            325,205
       669,363                                                                                 5.000%  06/01/18            663,427
     1,441,391   (k)                                                                           5.000%  07/01/18          1,428,628
       897,537   (m)                                                                           5.000%  11/01/33            872,784
       401,844                                                                                 5.000%  05/01/34            390,148
     2,641,575                                                                                 5.000%  08/01/35          2,559,576
     2,900,000   (k)                                                                           5.125%  01/02/14          2,904,707
     1,461,148                                                                                 5.500%  01/01/17          1,471,860
       230,144                                                                                 5.500%  09/01/17            231,977
     1,007,438                                                                                 5.500%  02/01/18          1,015,392
     1,873,079   (m)                                                                           5.500%  03/01/18          1,886,025
     3,804,136   (k)                                                                           5.500%  04/01/33          3,780,758
     1,654,805                                                                                 5.500%  05/01/33          1,644,687
     1,159,374                                                                                 5.500%  12/01/33          1,151,621
     3,882,622                                                                                 5.500%  01/01/34          3,854,149
     1,405,085                                                                                 5.500%  02/01/34          1,394,074
     3,532,708                                                                                 5.500%  03/01/34          3,505,053
     7,142,608                                                                                 5.500%  04/01/34          7,085,962
       531,089                                                                                 5.500%  09/01/34            526,891
     2,080,000   (i)                                                                           5.500%  01/01/35          2,059,200
     1,884,051                                                                                 5.500%  02/01/35          1,867,407
     2,486,522                                                                                 5.500%  10/01/35          2,467,332
     1,212,053   (k)                                                                           6.000%  09/01/17          1,242,027
     2,760,707                                                                                 6.000%  10/01/32          2,804,714
     2,078,970                                                                                 6.000%  11/01/32          2,110,813

                 See accompanying notes to financial statements.

                                                                                                                       MARKET
PRINCIPAL                                                                                     COUPON   MATURITY       VALUE(a)
---------                                                                                     ------   --------   ----------------
   GOVERNMENT OBLIGATIONS--CONTINUED
$    3,553,545                                                                                 6.000%  03/01/33   $      3,611,275
       375,373                                                                                 6.000%  04/01/33            379,292
       650,000   (i)                                                                           6.000%  01/01/35            655,890
     1,606,068                                                                                 6.230%  01/01/08          1,628,064
       728,898   (k)                                                                           6.500%  12/01/31            753,374
       211,448                                                                                 6.500%  02/01/32            218,186
     1,162,651   (k)                                                                           6.500%  04/01/32          1,201,601
       442,170                                                                                 6.500%  05/01/32            456,304
       950,479                                                                                 6.500%  07/01/32            982,130
     1,175,558                                                                                 6.500%  08/01/32          1,214,666
       840,795                                                                                 6.500%  09/01/32            869,197
     3,366,127   (k)                                                                           6.500%  09/01/32          3,484,159
     1,031,867                                                                                 6.500%  10/01/32          1,066,125
       692,863                                                                                 7.000%  07/01/31            729,307
     1,035,436                                                                                 7.000%  09/01/31          1,089,412
     1,104,713   (k)                                                                           7.000%  11/01/31          1,154,422
       341,010                                                                                 7.000%  02/01/32            357,684
       167,143                                                                                 7.000%  03/01/32            175,316
       764,278                                                                                 7.000%  07/01/32            804,415
       589,232                                                                                 7.500%  04/01/31            622,906
       269,483                                                                                 7.500%  05/01/31            284,887
                                                                                                                  ----------------
                                                                                                                        80,655,664
                                                                                                                  ----------------
     Government National Mortgage Association (GNMA) (.9%)
            --   (c) (g) (m)                                                                   0.977%  06/17/45          1,732,598
       731,591   (m)                                                                           5.500%  12/15/34            736,617
       365,000   (i)                                                                           5.500%  01/01/35            367,167
        24,715                                                                                 8.500%  10/15/22             26,918
        13,340                                                                                 8.500%  12/15/22             14,529
                                                                                                                  ----------------
                                                                                                                         2,877,829
                                                                                                                  ----------------
     Other Agency Obligations (1.3%)
     4,500,000   Federal Home Loan Bank (k) (m)                                                3.250%  08/11/06          4,462,911
                                                                                                                  ----------------
     U.S. Treasury (10.1%)
       825,000   U.S. Treasury Bond (m)                                                        1.875%  01/31/06            823,711
     2,650,000   U.S. Treasury Bond (m)                                                        2.250%  02/15/07          2,586,752
     6,150,000   U.S. Treasury Bond (m)                                                        2.500%  10/31/06          6,055,106
    12,190,000   U.S. Treasury Bond (m)                                                        3.375%  10/15/09         11,771,444
     2,500,000   U.S. Treasury Bond (m)                                                        4.250%  11/30/07          2,492,675
     4,165,000   U.S. Treasury Bond (m)                                                        5.375%  02/15/31          4,678,465
     1,138,672   U.S. Treasury Inflation Indexed Notes (h)                                     1.875%  07/15/13          1,123,105
     4,470,000   U.S. Treasury Note (m)                                                        4.250%  11/15/14          4,417,965
                                                                                                                  ----------------
                                                                                                                        33,949,223
                                                                                                                  ----------------
                 Total U.S. government and agency obligations (cost:$152,055,785)                                      151,348,477
                                                                                                                  ----------------

                 See accompanying notes to financial statements.

                                                                                                                       MARKET
PRINCIPAL                                                                                     COUPON   MATURITY       VALUE(a)
---------                                                                                     ------   --------   ----------------
   OTHER GOVERNMENT OBLIGATIONS (.5%)
     Provincial or Local Government Obligations (.5%)
$    1,500,000   Province of Quebec (b)                                                        7.000%  01/30/07   $      1,534,371
                                                                                                                  ----------------
                 Total other government obligations (cost: $1,562,092)                                                   1,534,371
                                                                                                                  ----------------
CORPORATE OBLIGATIONS (52.3%)
   CAPITAL GOODS (.2%)
     Asset-Backed Securities (.2%)
       647,160   MMCA Automobile Trust                                                         4.560%  11/16/09            644,240
                                                                                                                  ----------------
   COMMUNICATION SERVICES (1.0%)
     Broadcasting (1.0%)
     1,615,000   Comcast Corporation                                                           6.500%  11/15/35          1,645,777
     1,525,000   COX Communications, Inc.                                                      7.750%  11/01/10          1,651,682
                                                                                                                  ----------------
                                                                                                                         3,297,459
                                                                                                                  ----------------
   CONSUMER CYCLICAL (1.7%)
     Beverage (.4%)
     1,400,000   Fosters Finance Corporation-144A Issue (b) (f)                                5.875%  06/15/35          1,363,444
                                                                                                                  ----------------
     Electronics (.5%)
     1,575,000   British Sky Broadcasting Finance PLC-144A
                   Issue (b) (f)                                                               6.500%  10/15/35          1,569,450
                                                                                                                  ----------------
     Textiles (.8%)
     2,850,000   Mohawk Industries, Inc.                                                       6.500%  04/15/07          2,895,150
                                                                                                                  ----------------
   ENERGY (2.5%)
     Oil & Gas (1.8%)
     1,585,000   Canadian Natural Resources (b)                                                5.850%  02/01/35          1,599,111
     2,500,000   Husky Energy, Inc. (b)                                                        6.250%  06/15/12          2,621,745
     1,700,000   Valero Logistics Operations LP                                                6.050%  03/15/13          1,756,182
                                                                                                                  ----------------
                                                                                                                         5,977,038
                                                                                                                  ----------------
     Pipelines (.7%)
     2,400,000   Energy Transfer Partners LP                                                   5.950%  02/01/15          2,391,566
                                                                                                                  ----------------
   FINANCIAL (41.5%)
     Asset-Backed Securities (8.8%)
       690,000   ABFS Mortgage Loan Trust (l)                                                  7.423%  12/15/33            695,241
        73,035   Associates Manufactured Housing Pass-Through Certificates                     6.900%  06/15/27             73,264
     1,900,000   Associates Manufactured Housing Pass-Through Certificates                     7.725%  06/15/28          1,956,683
     2,230,000   Centex Home Equity (l)                                                        5.048%  06/25/35          2,164,051
     2,650,000   Citibank Credit Card Issuance Trust                                           5.500%  03/24/17          2,669,267
     1,755,000   Countryplace Manufactured Housing Contract-144A Issue (c) (e)                 5.200%  12/15/35          1,690,147
     1,195,792   Green Tree Financial Corporation                                              6.400%  10/15/18          1,202,881
       822,980   Green Tree Financial Corporation                                              7.350%  05/15/27            861,278
     3,350,000   Lehman XS Trust (l)                                                           5.690%  12/25/35          3,358,509
     1,470,194   Metropolitan Asset Funding, Inc.-144A Issue (f)                               7.525%  04/20/27          1,465,785
       822,379   Mid-State Trust                                                               7.400%  07/01/35            857,607

                 See accompanying notes to financial statements.

                                                                                                                       MARKET
PRINCIPAL                                                                                     COUPON   MATURITY       VALUE(a)
---------                                                                                     ------   --------   ----------------
   FINANCIAL--CONTINUED
$    2,011,635   MMCA Automobile Trust                                                         4.600%  08/17/09   $      2,000,758
     1,172,653   MMCA Automobile Trust                                                         5.370%  01/15/10          1,169,534
       686,139   National Collegiate Trust                                                     7.240%  09/20/14            670,097
     1,243,653   Oakwood Mortgage Investors, Inc. (e)                                          8.100%  08/15/26          1,262,534
     1,500,000   Origen Manufactured Housing                                                   5.700%  01/15/35          1,497,996
       725,000   Origen Manufactured Housing (c)                                               5.730%  11/15/35            713,204
       725,000   Origen Manufactured Housing (c)                                               5.860%  06/15/36            709,707
     1,275,000   Residential Asset Mortgage Products, Inc. (l)                                 5.683%  09/25/33          1,275,237
     1,125,000   Residential Asset Mortgage Products, Inc.                                     5.920%  08/25/33          1,129,446
     1,100,000   Residential Funding Mortgage Securities (l)                                   5.090%  07/25/33          1,087,595
       928,351   Vanderbilt Mortgage Finance 1997-A (c)                                        5.381%  03/07/28            927,363
                                                                                                                  ----------------
                                                                                                                        29,438,184
                                                                                                                  ----------------
     Auto Finance (1.4%)
     1,525,000   Ford Motor Credit Company (c)                                                 5.290%  11/16/06          1,480,714
     3,325,000   General Motors Acceptance Corporation (c)                                     5.050%  01/16/07          3,159,063
                                                                                                                  ----------------
                                                                                                                         4,639,777
                                                                                                                  ----------------
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (5.2%)
       659,832   Banc of America Mortgage Securities Corporation                               5.750%  08/25/34            653,986
        57,000   Banco Hipotecario Nacional-144A Issue (b) (e) (j)                             7.916%  07/25/09              1,425
       171,691   BlackRock Capital Finance LP-144A Issue (f)                                   7.750%  09/25/26            172,797
     1,858,416   Charlie Mac                                                                   5.000%  10/25/34          1,791,758
       897,570   Chase Mortgage Financial Corporation                                          5.500%  10/25/33            880,462
       482,394   Credit Suisse First Boston Mortgage Securities Corporation                    6.000%  11/25/18            484,764
     1,294,338   Global Mortgage Securitization, Ltd.                                          5.250%  04/25/32          1,234,253
     2,496,416   Global Mortgage Securitization, Ltd.-144A Issue (e)                           5.250%  11/25/32          2,424,384
     2,982,637   JPMorgan Mortgage Trust (c)                                                   5.665%  09/25/35          2,923,975
     2,531,577   MASTR Asset Securitization Trust                                              5.500%  11/25/33          2,491,105
       503,413   Mellon Residential Funding Corporation                                        6.750%  06/25/28            501,883
       440,000   Origen Manufactured Housing                                                   5.605%  05/15/22            442,339
     2,244,969   Residential Accredit Loans, Inc.                                              5.750%  05/25/33          2,199,939
        89,885   Sequoia Mortgage Funding Company-144A Issue (f)                               6.380%  08/28/31             89,440
     1,254,000   Structured Asset Securities Corporation (l)                                   5.630%  05/25/34          1,243,078
                                                                                                                  ----------------
                                                                                                                        17,535,588
     Commercial Finance (.1%)                                                                                     ----------------
       465,000   Block Financial Corporation                                                   5.125%  10/30/14            436,449
                                                                                                                  ----------------
     Commercial Mortgage-Backed Securities (10.4%)
            --   Asset Securitization Corporation (c) (g)                                      2.341%  08/13/29            209,754
     2,250,000   Asset Securitization Corporation (c)                                          7.642%  11/13/29          2,336,158
            --   Asset Securitization Corporation-144A Issue (c) (f) (g)                       1.658%  10/13/26            521,085
     1,650,000   Banc of America Commercial Mortgage, Inc.-144A Issue (f)                      6.200%  07/11/43          1,699,768
     2,350,000   Bear Stearns Commercial Mortgage-144A Issue (f)                               5.426%  05/14/16          2,367,795
     1,125,000   Bear Stearns Commercial Mortgage-144A Issue (f)                               6.000%  07/15/31          1,144,476
       653,290   FFCA Secured Lending Corporation-144A Issue (f)                               6.730%  10/18/25            657,848
     2,500,000   FFCA Secured Lending Corporation-144A Issue (f)                               6.940%  09/18/25          2,551,782

                 See accompanying notes to financial statements.

                                                                                                                       MARKET
PRINCIPAL                                                                                     COUPON   MATURITY       VALUE(a)
---------                                                                                     ------   --------   ----------------
   FINANCIAL--CONTINUED
$    2,000,000   First Union - Chase Commercial Mortgage                                       7.062%  06/15/31   $      2,110,437
     1,400,000   GS Mortgage Securities Corporation 2001-LIBA E-144A Issue (f)                 6.733%  02/14/16          1,469,464
     1,500,000   GS Mortgage Securities Corporation II (c)                                     7.177%  07/13/30          1,540,815
     3,270,000   Hilton Hotel Pool Trust-144A Issue (c) (f)                                    4.811%  10/03/15          3,287,548
     2,395,000   Hilton Hotel Pool Trust-144A Issue (f)                                        7.653%  10/03/15          2,523,458
     2,000,000   LB-UBS Commercial Mortgage Trust                                              4.742%  02/15/30          1,942,077
     1,250,000   Meristar Commercial Mortgage Trust-144A Issue (f)                             8.290%  03/03/16          1,396,371
     1,300,000   Morgan Stanley Dean Witter Capital-144A Issue (f)                             6.321%  07/11/11          1,308,232
            --   Multi Security Asset Trust-144A Issue (c) (e) (g)                             1.067%  11/28/35          1,263,715
     1,540,000   Multi Security Asset Trust-144A Issue (c) (e)                                 5.880%  11/28/35          1,508,836
     1,525,000   Nomura Asset Securities Corporation-144A Issue (f)                            6.000%  03/15/30          1,570,857
     2,500,000   Paine Webber Mortgage Acceptance Corporation-144A Issue (f)                   7.655%  01/02/12          2,560,444
       850,000   Wachovia Bank Commercial Mortgage Trust (c)                                   4.847%  10/15/41            829,877
                                                                                                                  ----------------
                                                                                                                        34,800,797
                                                                                                                  ----------------
     Consumer Finance (.9%)
     3,165,000   American General Finance                                                      4.875%  05/15/10          3,137,816
                                                                                                                  ----------------
     Finance -- Diversified (4.8%)
     1,437,579   500 Grant Street Associates-144A Issue (e)                                    2.593%  12/01/08          1,357,549
       850,000   Ameriprise Financial, Inc.                                                    5.650%  11/15/15            863,764
     1,426,811   Caithness Coso Funding Corporation-144A Issue (e)                             5.489%  06/15/19          1,415,739
     2,750,000   Capital One Financial Corporation                                             5.500%  06/01/15          2,733,910
       900,000   Credit Suisse First Boston USA, Inc.                                          5.125%  08/15/15            891,300
     1,443,000   Fund American Companies, Inc.                                                 5.875%  05/15/13          1,456,076
     1,350,000   HSBC Finance Corporation                                                      4.625%  09/15/10          1,322,232
     1,050,000   HSBC Finance Corporation                                                      5.250%  01/14/11          1,050,538
     2,090,000   Kinder Morgan, Inc.-144A Issue (f)                                            5.700%  01/05/16          2,108,068
     2,800,000   St. George Funding Company LLC-144A Issue (b) (e) (l)                         8.485%  12/29/49          3,048,427
                                                                                                                  ----------------
                                                                                                                        16,247,603
                                                                                                                  ----------------
     Insurance (2.7%)
     1,150,000   Assurant, Inc.                                                                6.750%  02/15/34          1,249,810
     1,900,000   Berkshire Hathaway Finance Corporation                                        4.750%  05/15/12          1,878,226
     3,000,000   International Lease Finance Corporation                                       4.875%  09/01/10          2,959,302
     2,800,000   Stancorp Financial Group, Inc.                                                6.875%  10/01/12          3,011,792
                                                                                                                  ----------------
                                                                                                                         9,099,130
                                                                                                                  ----------------
     Investment Bankers/Brokers (2.9%)
     3,150,000   Goldman Sachs Group, Inc.                                                     4.500%  06/15/10          3,078,350
     2,610,000   JPMorgan Chase Capital XV (m)                                                 5.875%  03/15/35          2,594,943
     2,500,000   Morgan Stanley                                                                6.750%  04/15/11          2,691,318
     1,475,000   Nuveen Investments                                                            5.500%  09/15/15          1,449,888
                                                                                                                  ----------------
                                                                                                                         9,814,499
                                                                                                                  ----------------
     Real Estate Investment Trust -- Apartments (.1%)
       250,000   Avalon Properties, Inc.                                                       6.875%  12/15/07            258,366
                                                                                                                  ----------------

                 See accompanying notes to financial statements.

                                                                                                                       MARKET
PRINCIPAL                                                                                     COUPON   MATURITY       VALUE(a)
---------                                                                                     ------   --------   ----------------
   FINANCIAL--CONTINUED
     Real Estate Investment Trust -- Diversified (.9%)
$    3,050,000   Vornado Realty LP                                                             5.625%  06/15/07   $      3,071,335
                                                                                                                  ----------------
     Real Estate Investment Trust -- Health Care (1.2%)
     2,600,000   Healthcare Realty Trust, Inc.                                                 5.125%  04/01/14          2,461,222
     1,585,000   Nationwide Health Properties                                                  6.000%  05/20/15          1,562,154
                                                                                                                  ----------------
                                                                                                                         4,023,376
                                                                                                                  ----------------
     Real Estate Investment Trust -- Office Property (1.2%)
     1,500,000   Arden Realty LP                                                               5.250%  03/01/15          1,515,647
     2,400,000   Brandywine Operating Partners                                                 5.625%  12/15/10          2,401,788
                                                                                                                  ----------------
                                                                                                                         3,917,435
                                                                                                                  ----------------
     Real Estate Investment Trust -- Shopping Centers (.9%)
     3,150,000   Simon Property Group LP-144A Issue (f)                                        5.750%  12/01/15          3,196,494
                                                                                                                  ----------------
   HEALTH CARE (1.6%)
     Drugs (.7%)
       875,000   Amerisourcebergen Corporation-144A Issue (f)                                  5.625%  09/15/12            875,000
       650,000   Amerisourcebergen Corporation-144A Issue (f)                                  5.875%  09/15/15            655,687
       975,000   Cardinal Health, Inc.                                                         5.850%  12/15/17            991,734
                                                                                                                  ----------------
                                                                                                                         2,522,421
                                                                                                                  ----------------
     Medical Products/Supplies (.9%)
     1,250,000   Boston Scientific Corporation                                                 6.250%  11/15/35          1,314,615
     1,645,000   Laboratory Corporation of America                                             5.625%  12/15/15          1,666,809
                                                                                                                  ----------------
                                                                                                                         2,981,424
                                                                                                                  ----------------
   RESIDENTIAL WHOLE LOANS (.6%)
     Real Estate (.6%)
     2,125,000   Colonial Realty LP                                                            5.500%  10/01/15          2,071,278
                                                                                                                  ----------------
   TRANSPORTATION (2.1%)
     Auto (1.0%)
     3,140,000  ERAC USA Finance Company-144A Issue (f)                                        5.900%  11/15/15          3,194,005
                                                                                                                  ----------------
     Railroads (1.1%)
     2,400,000  Norfolk Southern Corporation                                                   5.590%  05/17/25          2,397,689
     1,450,000  Union Pacific Corporation-144A Issue (f)                                       5.214%  09/30/14          1,448,274
                                                                                                                  ----------------
                                                                                                                         3,845,963
                                                                                                                  ----------------
   UTILITIES (1.1%)
     Electric Companies (1.1%)
     2,700,000   Oncor Electric Delivery                                                       7.000%  09/01/22          3,000,988
       525,000   Pennsylvania Electric Company                                                 5.125%  04/01/14            517,305
                                                                                                                  ----------------
                                                                                                                         3,518,293
                                                                                                                  ----------------
                 Total corporate obligations (cost: $178,480,064)                                                      175,888,580
                                                                                                                  ----------------
                 Total long-term debt securities (cost: $332,097,941)                                                  328,771,428
                                                                                                                  ----------------

                 See accompanying notes to financial statements.

                                                                                                                       MARKET
PRINCIPAL/SHARES                                                                              COUPON   MATURITY       VALUE(a)
----------------                                                                              ------   --------   ----------------
PREFERRED STOCKS (.9%)
   FINANCIAL (.9%)
     Real Estate Investment Trust -- Diversified (.5%)
          70,000   PS Business Parks, Inc.                                                                        $      1,694,000
                                                                                                                  ----------------
     Real Estate Investment Trust -- Self Storage (.4%)
          65,000   Public Storage, Inc. (m)                                                                              1,476,150
                                                                                                                  ----------------
                   Total preferred stocks (Cost: $3,375,000)                                                             3,170,150
                                                                                                                  ----------------
SECURITIES LENDING COLLATERAL (13.4%)
   COMMERCIAL PAPER (4.0%)
$        519,592   Aquifer Funding, LLC (d)                                                    4.320%  01/04/06            519,530
       1,948,123   Atlas Capital Funding, Ltd. (d)                                             4.320%  05/08/06          1,948,123
         278,303   Atomium Funding Corporation (d)                                             4.000%  01/13/06            277,975
         278,303   Atomium Funding Corporation (d)                                             4.300%  02/01/06            277,346
       1,117,388   Atomium Funding Corporation (d)                                             4.400%  02/09/06          1,112,426
       1,669,820   Concord Minutemen Capital Company (d)                                       4.330%  01/10/06          1,669,820
       2,504,730   Deer Valley Funding Corporation (d)                                         4.340%  01/13/06          2,501,774
       1,669,820   Lehman Brothers Holdings, Inc.                                              4.300%  03/16/06          1,669,820
         556,607   Liquid Funding, Ltd. (d)                                                    4.380%  02/01/06            554,692
         779,249   Morgan Stanley                                                              4.330%  02/03/06            779,249
       2,226,426   Nieuw Amsterdam Receivables Corporation (d)                                 4.340%  01/18/06          2,222,485
                                                                                                                  ----------------
                                                                                                                        13,533,240
                                                                                                                  ----------------
   CORPORATE NOTES (3.1%)
       1,948,123   American General Finance (c)                                                4.370%  01/12/07          1,948,571
       1,113,213   Beta Finance, Inc. (c)                                                      4.300%  06/02/06          1,113,547
       2,504,730   General Electric Capital Assurance Company                                  4.450%  06/16/06          2,504,730
       1,113,213   GS Group, Inc.                                                              4.350%  06/30/06          1,113,213
       1,391,516   Metropolitan Life Global Funding I (c)                                      4.310%  03/06/06          1,391,530
       1,391,516   Morgan Stanley                                                              4.400%  08/13/10          1,391,725
         954,302   Tango Finance Corporation (c)                                               4.290%  10/25/06            954,579
                                                                                                                  ----------------
                                                                                                                        10,417,895
                                                                                                                  ----------------
   REPURCHASE AGREEMENT (6.3%)
      21,071,851   Morgan Stanley, Wells Fargo and Bank of New York Repurchase Agreement
                     account; dated 12/30/05, rate 4.300%, due 01/03/06; proceeds $21,081,919
                     (Collateralized by Corporate Obligations and Government Securities due
                     01/04/06 -- 05/22/06)                                                                              21,071,851
                                                                                                                  ----------------
                   Total securities lending collateral (cost: $45,022,986)                                              45,022,986
                                                                                                                  ----------------

SHARES
----------------
SHORT-TERM SECURITIES (2.0%)
   INVESTMENT COMPANIES (2.0%)
       6,121,592   American Beacon Funds, current rate 4.230%                                                            6,121,592
         296,389   BlackRock Provident Institutional TempFund, current rate 4.211%                                         296,389
         300,000   JPMorgan Prime Money Market Fund, current rate 4.170%                                                   300,000
                                                                                                                  ----------------
                   Total short-term securities (cost: $6,717,981)                                                        6,717,981
                                                                                                                  ----------------
                   Total investments in securities (cost: $387,213,908) (n)                                       $    383,682,545
                                                                                                                  ----------------
                   Payable upon return of securities loaned (-13.4%)                                                   (45,022,986)
                   Liabilities in excess of cash and other assets (-.7%)                                                (2,566,672)
                                                                                                                  ----------------
                   Total Net Assets (100%)                                                                        $    336,092,887
                                                                                                                  ================

                 See accompanying notes to financial statements.

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 3.5% of net assets in foreign securities at December 31, 2005.
(c)  Variable rate security.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 3.3% of the Portfolio's net assets at December 31, 2005.
(e) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at December 31, 2005, which includes cost and acquisition date, is as follows:

                                                                  ACQUISITION    ACQUISITION
     SECURITY:                                                        DATE          COST
     ---------                                                    -----------   -------------
     500 Grant Street Associates-144A Issue*                         06/12/03   $   1,587,264
     Banco Hipotecario Nacional-144A Issue*                          01/08/01          56,237
     Global Mortgage Securitization, Ltd.-144A Issue*                11/24/04       2,475,080
     Multi Security Asset Trust-144A Issue*                          02/24/05       1,560,000
     Multi Security Asset Trust-144A Issue*                          02/24/05       1,521,239
     Oakwood Mortgage Investors, Inc. +                              03/25/03       1,303,472
     St. George Funding Company LLC-144A Issue*                      06/12/97       2,800,935
     Countryplace Manufactured Housing Contract -144A Issue*         06/29/05       1,754,843
     Caithness Coso Funding Corporation-144A Issue*                  08/01/05       1,426,811
                                                                                -------------
                                                                                $  14,485,881
                                                                                =============

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
+    Represents a private placement security.
(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(g) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(h) U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(i) At December 31, 2005 the total cost of investments issued on a when-issued or forward commitment basis was $5,032,243.
(j) Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.
(k) Security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2005.

                 See accompanying notes to financial statements.

(l) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a cleanup call or increase the stated rate.
(m)  Securities (or a portion of securities) on loan as of December 31, 2005.
(n) At December 31, 2005 the cost of securities for federal income tax purposes was $387,496,111. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                 $    2,241,873
    Gross unrealized depreciation                                     (6,055,439)
                                                                  --------------
    Net unrealized depreciation                                   $   (3,813,566)
                                                                  ==============

                 See accompanying notes to financial statements.

Money Market Portfolio
Investments in Securities
DECEMBER 31, 2005

(Percentages of each investment category relate to total net assets.)

                                                                                               MARKET
PRINCIPAL                                                                 RATE    MATURITY    VALUE(a)
---------                                                                ------   --------  ------------
COMMERCIAL PAPER (52.3%)
   COMMUNICATION SERVICES (4.0%)
     Telephone (4.0%)
$ 1,900,000   Alltel Corporation (b)                                      4.280%  01/12/06  $  1,897,515
  2,000,000   BellSouth Corporation (b)                                   4.170%  01/31/06     1,993,050
                                                                                            ------------
                                                                                               3,890,565
                                                                                            ------------
   CONSUMER CYCLICAL (11.8%)
     Household Products (4.9%)
  1,500,000   Procter & Gamble Company (b)                                4.020%  01/17/06     1,497,320
    400,000   Procter & Gamble Company (b)                                4.200%  01/04/06       399,860
  2,900,000   Procter & Gamble Company (b)                                4.230%  02/21/06     2,882,622
                                                                                            ------------
                                                                                               4,779,802
                                                                                            ------------
     Publishing (4.9%)
    500,000   Gannett Company, Inc. (b)                                   4.040%  01/05/06       499,776
  1,900,000   Gannett Company, Inc. (b)                                   4.200%  01/05/06     1,899,113
  2,400,000   The New York Times Company                                  4.310%  02/27/06     2,383,622
                                                                                            ------------
                                                                                               4,782,511
                                                                                            ------------
     Special Services (2.0%)
  1,000,000   Societe Generale North America                              4.320%  02/01/06       996,280
  1,000,000   Societe Generale North America                              4.380%  03/17/06       990,875
                                                                                            ------------
                                                                                               1,987,155
                                                                                            ------------
   CONSUMER STAPLES (12.9%)
     Beverage (5.9%)
  2,100,000   Anheuser-Busch Companies, Inc. (b)                          4.140%  01/30/06     2,092,996
  2,700,000   Anheuser-Busch Companies, Inc. (b)                          4.320%  03/23/06     2,673,756
  1,000,000   The Coca-Cola Company                                       4.050%  01/26/06       997,188
                                                                                            ------------
                                                                                               5,763,940
                                                                                            ------------
     Food (7.0%)
  2,000,000   Cargill, Inc. (b)                                           4.080%  01/09/06     1,998,187
  2,000,000   Nestle Capital Corporation (b)                              4.150%  02/08/06     1,991,239
  1,800,000   Nestle Capital Corporation (b)                              4.170%  01/17/06     1,796,728
  1,000,000   Nestle Capital Corporation (b)                              4.290%  02/17/06       994,399
                                                                                            ------------
                                                                                               6,780,553
                                                                                            ------------
   FINANCIAL (14.6%)
     Auto Finance (2.5%)
  2,400,000   American Honda Finance                                      4.230%  01/10/06     2,397,462
                                                                                            ------------
     Commercial Finance (4.0%)
  1,000,000   General Electric Capital Corporation                        4.270%  01/17/06       998,102
    900,000   General Electric Capital Corporation                        4.290%  01/24/06       897,533
  2,000,000   Novartis Finance Corporation (b)                            4.280%  01/04/06     1,999,287
                                                                                            ------------
                                                                                               3,894,922
                                                                                            ------------

                 See accompanying notes to financial statements.

                                                                                                 MARKET
PRINCIPAL                                                                   RATE    MATURITY    VALUE(a)
---------                                                                  ------   --------  ------------
   FINANCIAL--CONTINUED
     Consumer Finance (2.5%)
$   1,000,000   AIG Funding, Inc.                                           4.100%  01/06/06  $    999,431
    1,400,000   AIG Funding, Inc.                                           4.250%  02/06/06     1,394,050
                                                                                              ------------
                                                                                                 2,393,481
                                                                                              ------------
     Finance -- Diversified (2.1%)
    2,000,000   Verizon Network Funding (b)                                 4.240%  01/26/06     1,994,111
                                                                                              ------------
     Insurance (2.5%)
    1,000,000   American General Corporation                                4.110%  01/13/06       998,630
    1,400,000   American General Corporation                                4.250%  02/07/06     1,393,885
                                                                                              ------------
                                                                                                 2,392,515
                                                                                              ------------
     Investment Bankers/Brokers (1.0%)
    1,000,000   Merrill Lynch & Company, Inc.                               4.190%  01/03/06       999,767
                                                                                              ------------
   HEALTH CARE (5.0%)
     Drugs (2.5%)
    2,400,000   Pfizer, Inc. (b)                                            4.270%  01/19/06     2,394,972
                                                                                              ------------
     Medical Products/Supplies (2.5%)
    1,500,000   UnitedHealth Group, Inc. (b)                                4.150%  01/25/06     1,495,850
      900,000   UnitedHealth Group, Inc. (b)                                4.190%  02/06/06       896,229
                                                                                              ------------
                                                                                                 2,392,079
                                                                                              ------------
   TECHNOLOGY (3.0%)
     Communications Equipment (.5%)
      500,000   United Technologies Corporation (b)                         4.300%  01/20/06       498,865
                                                                                              ------------
     Computer Hardware (2.5%)
    2,400,000   IBM Corporation (b)                                         4.300%  03/08/06     2,381,080
                                                                                              ------------
   UTILITIES (1.0%)
     Electric Companies (1.0%)
    1,000,000   Alabama Power Company (b)                                   4.250%  01/18/06       997,993
                                                                                              ------------
                Total commercial paper (cost: $50,721,773)                                      50,721,773
                                                                                              ------------
U.S. GOVERNMENT OBLIGATIONS (47.6%)
   DISCOUNT NOTES (47.6%)
    3,800,000   Federal Home Loan Bank                                      4.060%  01/11/06     3,795,718
    2,500,000   Federal Home Loan Bank                                      4.070%  01/13/06     2,496,608
    1,000,000   Federal Home Loan Bank                                      4.150%  01/12/06       998,732
    1,500,000   Federal Home Loan Bank                                      4.150%  01/25/06     1,495,850
    2,000,000   Federal Home Loan Bank                                      4.180%  01/06/06     1,998,839
    2,100,000   Federal Home Loan Mortgage Corporation                      3.960%  01/03/06     2,099,538
    3,000,000   Federal Home Loan Mortgage Corporation                      4.090%  01/18/06     2,994,206
    2,150,000   Federal Home Loan Mortgage Corporation                      4.190%  01/24/06     2,144,245
    1,300,000   Federal Home Loan Mortgage Corporation                      4.210%  02/07/06     1,294,375
    1,500,000   Federal National Mortgage Association                       4.035%  01/04/06     1,499,496
    3,700,000   Federal National Mortgage Association                       4.140%  01/23/06     3,690,639
    1,700,000   Federal National Mortgage Association                       4.180%  01/04/06     1,699,408
    3,000,000   Federal National Mortgage Association                       4.180%  02/02/06     2,988,853
    2,500,000   Federal National Mortgage Association                       4.180%  02/03/06     2,490,421

                 See accompanying notes to financial statements.

                                                                                                 MARKET
PRINCIPAL                                                                   RATE    MATURITY    VALUE(a)
---------                                                                  ------   --------  ------------
  DISCOUNT NOTES--CONTINUED
$   5,500,000   Federal National Mortgage Association                       4.190%  01/27/06  $  5,483,356
    3,000,000   Federal National Mortgage Association                       4.200%  02/01/06     2,989,150
      600,000   Federal National Mortgage Association                       4.210%  02/06/06       597,474
    1,000,000   Federal National Mortgage Association                       4.230%  01/03/06       999,769
    2,500,000   Federal National Mortgage Association                       4.240%  02/13/06     2,487,339
    2,000,000   Federal National Mortgage Association                       4.240%  02/22/06     1,987,751
                                                                                              ------------
                Total U.S. government obligations (cost: $46,231,767)                           46,231,767
                                                                                              ------------

SHARES
---------
INVESTMENT COMPANY (1.0%)
    929,799     Federated Money Market Obligation Trust -- Prime Obligation Fund,
                  current rate 4.160%                                                              929,799
                                                                                              ------------
                  Total investment company (cost: $929,799)                                        929,799
                                                                                              ------------
                  Total investments in securities (cost: $97,883,339) (c)                     $ 97,883,339
                                                                                              ------------
                  Liabilities in excess of cash and other assets (-.9%)                           (866,847)
                                                                                              ------------
                  Total Net Assets (100%)                                                     $ 97,016,492
                                                                                              ============

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 36.4% of the Portfolio's net assets as of December 31, 2005.
(c) Also represents the cost of securities for federal income tax purposes at December 31, 2005.

                 See accompanying notes to financial statements.

                                                   Mortgage Securities Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2005

           (Percentages of each investment category relate to total net assets.)

                                                                                                 MARKET
PRINCIPAL                                                                  COUPON   MATURITY    VALUE(a)
---------                                                                  ------   --------  ------------
LONG-TERM DEBT SECURITIES (98.3%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (50.5%)
    Federal Home Loan Mortgage Corporation (FHLMC) (4.3%)
$   3,500,000   (h)                                                         5.000%  01/01/36  $  3,387,342
      979,087                                                               5.500%  06/01/20       985,027
      992,923                                                               5.500%  10/01/20       998,946
      617,585                                                               5.500%  05/01/34       614,956
      830,854   (k)                                                         5.500%  05/01/34       827,305
    1,000,000   (h)                                                         5.500%  12/01/34       990,625
      559,214                                                               6.500%  11/01/32       574,105
                                                                                              ------------
                                                                                                 8,378,306
                                                                                              ------------
    Federal National Mortgage Association (FNMA) (42.6%)
      470,440                                                               4.500%  02/01/35       444,060
      991,543                                                               4.500%  09/01/35       933,807
    1,414,331                                                               4.500%  10/01/35     1,331,975
    1,365,166   (c)                                                         4.683%  07/01/35     1,352,531
    1,292,806   (c)                                                         4.796%  03/01/35     1,273,615
    1,542,101   (k)                                                         5.000%  05/01/18     1,528,464
      992,062                                                               5.000%  10/01/20       981,503
    6,728,259   (k) (n)                                                     5.000%  11/01/33     6,542,702
    9,731,953                                                               5.000%  03/01/34     9,448,687
      802,798                                                               5.000%  05/01/34       779,431
    1,483,378                                                               5.000%  03/01/35     1,440,202
      998,092   (c)                                                         5.176%  06/01/35       995,074
    1,217,624                                                               5.500%  01/01/17     1,226,550
    1,089,122   (k)                                                         5.500%  02/01/18     1,097,721
    2,364,762   (n)                                                         5.500%  03/01/18     2,381,107
    1,368,636                                                               5.500%  02/01/24     1,368,906
    2,717,240                                                               5.500%  04/01/33     2,700,541
      563,128                                                               5.500%  05/01/33       559,685
      513,861   (n)                                                         5.500%  05/01/33       510,092
      582,126                                                               5.500%  01/01/34       577,856
    4,741,136                                                               5.500%  03/01/34     4,706,365
    5,410,836                                                               5.500%  04/01/34     5,369,489
      356,234                                                               5.500%  05/01/34       353,087
    5,295,576                                                               5.500%  07/01/34     5,258,967
    1,770,297                                                               5.500%  09/01/34     1,756,304
    1,363,668                                                               5.500%  10/01/34     1,351,621
    1,867,963                                                               5.500%  02/01/35     1,852,237
      383,846                                                               5.500%  10/01/35       380,887
      227,292                                                               6.000%  09/01/32       230,794
      493,629                                                               6.000%  10/01/32       501,144
    2,086,412   (k)                                                         6.000%  10/01/32     2,120,808
    2,082,214                                                               6.000%  11/01/32     2,114,446
    2,259,620                                                               6.000%  03/01/33     2,296,209
      946,896                                                               6.000%  04/01/33       956,782
      697,020                                                               6.000%  12/01/33       704,298
      771,758                                                               6.000%  08/01/34       779,055
      669,391                                                               6.000%  09/01/34       675,720
      324,036                                                               6.000%  11/01/34       327,100

                 See accompanying notes to financial statements.

                                                                                                 MARKET
PRINCIPAL                                                                  COUPON   MATURITY    VALUE(a)
---------                                                                  ------   --------  ------------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS--CONTINUED
$   3,137,717                                                               6.000%  12/01/34  $  3,167,385
      305,000   (h)                                                         6.000%  01/01/35       307,764
      987,095                                                               6.500%  02/01/32     1,018,636
      870,935   (k)                                                         6.500%  02/01/32       898,688
      713,764                                                               6.500%  04/01/32       737,676
      315,835                                                               6.500%  05/01/32       325,932
    2,357,333                                                               6.500%  07/01/32     2,435,798
       58,512                                                               6.500%  09/01/32        60,134
      279,662                                                               6.500%  09/01/34       286,908
      162,988                                                               6.500%  11/01/34       167,211
    1,523,180                                                               6.500%  03/01/35     1,565,418
    1,006,608   (k)                                                         7.000%  09/01/31     1,055,196
      108,305                                                               7.000%  11/01/31       113,179
      626,446                                                               7.000%  02/01/32       657,077
      719,409                                                               7.000%  06/25/32       751,558
      119,298                                                               7.000%  07/01/32       125,567
      197,620                                                               7.500%  04/01/31       208,914
       91,562   (c) (k)                                                     8.345%  12/25/15        93,493
                                                                                              ------------
                                                                                                83,186,356
                                                                                              ------------
    Government National Mortgage Association (GNMA) (3.5%)
           --   (c) (g)                                                     0.361%  03/16/42       650,309
           --   (c) (g) (n)                                                 0.975%  06/17/45     1,208,492
           --   (c) (g)                                                     1.027%  07/16/40       591,612
           --   (c) (g)                                                     1.303%  03/16/34       652,395
    2,754,223   (n)                                                         5.500%  12/15/34     2,773,148
    1,000,000   (h)                                                         5.500%  01/01/35     1,005,938
                                                                                              ------------
                                                                                                 6,881,894
                                                                                              ------------
    Vendee Mortgage Trust (.1%)
      201,559   Vendee Mortgage Trust                                       7.793%  02/15/25       216,495
                                                                                              ------------
                Total U.S. government and agency obligations (cost: $100,457,090)               98,663,051
                                                                                              ------------
  ASSET-BACKED SECURITIES (20.0%)
      811,633   ABFS Mortgage Loan Trust (l)                                6.990%  12/25/31       818,811
    1,405,000   ABFS Mortgage Loan Trust (l)                                7.423%  12/15/33     1,415,672
    2,200,000   Associates Manufactured Housing Pass-Through
                  Certificates                                              7.900%  03/15/27     2,293,390
    1,250,000   BankAmerica Manufactured Housing Contract Trust             7.015%  01/10/28     1,274,712
    5,291,000   BankAmerica Manufactured Housing Contract Trust             7.800%  10/10/26     5,434,407
      350,000   Centex Home Equity (l)                                      5.048%  06/25/35       339,649
    1,400,000   Countryplace Manufactured Housing
                 Contract-144A Issue (c) (e)                                4.420%  12/15/35     1,375,209
    1,080,000   Countryplace Manufactured Housing
                 Contract-144A Issue (c) (e)                                4.800%  12/15/35     1,051,152
      600,000   Credit-Based Asset Servicing and Securitization (c)         4.809%  07/25/35       599,993
    1,300,000   Credit-Based Asset Servicing and Securitization (l)         5.109%  12/25/34     1,248,634
    2,000,000   First Franklin Mortgage Loan Asset-Backed
                 Certificates (c)                                           5.718%  06/25/24     2,002,002

                 See accompanying notes to financial statements.

                                                                                                 MARKET
PRINCIPAL                                                                  COUPON   MATURITY    VALUE(a)
---------                                                                  ------   --------  ------------
  ASSET-BACKED SECURITIES--CONTINUED
$     111,907   Green Tree Financial Corporation                            7.050%  01/15/19  $    114,543
      350,000   Green Tree Financial Corporation                            7.950%  08/15/25       364,878
      580,976   Green Tree Financial Corporation                            8.300%  11/15/19       603,316
      734,481   Green Tree Financial Corporation                            8.400%  06/15/19       764,255
    1,418,442   Green Tree Financial Corporation                            9.100%  04/15/25     1,806,251
    1,235,683   GRMT Fairbanks Trust-144A Issue (c) (e)                     6.470%  06/20/32     1,246,464
    1,767,519   Lehman ABS Manufactured Housing Contract                    5.873%  05/15/22     1,782,673
      255,000   Lehman XS Trust (l)                                         5.690%  12/25/35       255,648
      197,902   Metropolitan Asset Funding, Inc.-144A Issue (f)             6.980%  05/20/12       197,420
      196,984   Metropolitan Asset Funding, Inc.-144A Issue (f)             7.130%  06/20/12       196,503
    2,310,495   Mid-State Trust                                             7.790%  07/01/35     2,408,417
      789,665   MMCA Automobile Trust                                       5.370%  01/15/10       787,565
    1,187,427   Oakwood Mortgage Investors, Inc.                            7.375%  08/15/27     1,211,896
    1,369,745   Oakwood Mortgage Investors, Inc. (e)                        8.100%  08/15/26     1,390,541
       20,036   Origen Manufactured Housing                                 2.020%  10/15/13        19,966
      500,000   Origen Manufactured Housing                                 4.750%  08/15/21       484,151
      870,000   Origen Manufactured Housing                                 4.970%  10/15/21       858,724
      260,000   Origen Manufactured Housing                                 5.605%  05/15/22       261,382
    1,600,000   Origen Manufactured Housing                                 5.910%  01/15/35     1,598,782
      500,000   Residential Asset Mortgage Products, Inc. (c)               5.145%  01/25/35       485,723
    1,000,000   Residential Funding Mortgage Securities (l)                 5.090%  07/25/33       988,722
      379,742   The Money Store Home Equity Trust (c)                       4.519%  08/15/29       379,798
      565,834   Vanderbilt Mortgage Finance                                 7.070%  12/07/14       571,132
    2,250,000   Vanderbilt Mortgage Finance                                 7.955%  12/07/24     2,363,062
                                                                                              ------------
                Total asset-backed securities (cost: $39,084,402)                               38,995,443
                                                                                              ------------
  OTHER MORTGAGE-BACKED SECURITIES (26.7%)
    Collateralized Mortgage Obligations/Mortgage Revenue Bonds (16.8%)
      317,393   Banc of America Alternative Loan Trust                      6.000%  12/25/34       317,232
    2,323,798   Banc of America Funding Corporation (c)                     5.019%  09/20/34     2,286,917
    1,461,671   Banc of America Funding Corporation                         6.500%  07/20/32     1,481,645
    1,951,884   Banc of America Mortgage Securities
                 Corporation (c)                                            5.112%  10/25/35     1,941,447
    1,418,640   Banc of America Mortgage Securities Corporation             5.750%  08/25/34     1,406,069
       10,000   Banco Hipotecario Nacional-144A Issue (b) (c) (e) (j)       5.488%  03/25/11           250
      264,338   Banco Hipotecario Nacional-144A Issue (b) (e) (j)           7.540%  05/31/17        13,217
       50,980   Banco Hipotecario Nacional-144A Issue (b) (e) (j)           7.916%  07/25/09         1,275
      889,563   Bear Stearns Mortgage Securities, Inc.                      8.000%  11/25/29       886,644
    1,637,671   BlackRock Capital Finance LP-144A Issue (f)                 7.750%  09/25/26     1,648,216
    2,415,941   Charlie Mac                                                 5.000%  10/25/34     2,329,285
    1,051,840   Chase Mortgage Financial Corporation                        5.500%  10/25/33     1,031,792
    2,000,000   Countrywide Home Loan Mortgage
                 Pass-Through Trust                                         4.150%  08/25/33     1,868,490
    1,447,183   Credit Suisse First Boston Mortgage Securities
                 Corporation                                                6.000%  11/25/18     1,454,292
      830,694   Global Mortgage Securitization, Ltd.                        5.250%  04/25/32       792,132
    2,072,497   Global Mortgage Securitization, Ltd.-144A
                 Issue (e)                                                  5.250%  11/25/32     2,012,884
    1,491,318   JPMorgan Mortgage Trust (c)                                 5.665%  09/25/35     1,461,988
    2,269,563   MASTR Asset Securitization Trust                            5.500%  11/25/33     2,233,279

                 See accompanying notes to financial statements.

                                                                                                 MARKET
PRINCIPAL                                                                   COUPON  MATURITY    VALUE(a)
---------                                                                   ------  --------  ------------
  OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$     205,431   Prudential Home Mortgage Securities-144A Issue (f)          7.900%  04/28/22  $    202,215
       43,094   Prudential Home Mortgage Securities-144A Issue (c) (f)      8.033%  09/28/24        42,817
    1,488,029   Residential Accredit Loans, Inc.                            5.750%  06/25/33     1,459,799
      336,296   Residential Accredit Loans, Inc.-144A Issue (f)             6.250%  03/25/14       335,223
      119,451   Sequoia Mortgage Funding Company-144A Issue (f)             6.380%  08/28/31       118,859
       44,617   Structured Asset Mortgage Investments, Inc. (c)             6.149%  04/30/30        43,654
       28,419   Structured Asset Mortgage Investments, Inc. (c)             6.149%  04/30/30        28,419
    2,000,000   Structured Asset Securities Corporation (l)                 5.630%  05/25/34     1,982,581
    2,700,000   Structured Asset Securities Corporation (l)                 6.000%  06/25/34     2,697,923
    1,200,000   Wells Fargo Mortgage-Backed Securities (c)                  4.520%  11/25/33     1,174,932
    1,607,546   Wells Fargo Mortgage-Backed Securities                      5.500%  02/25/34     1,561,932
                                                                                              ------------
                                                                                                32,815,408
                                                                                              ------------
    Commercial Mortgage-Backed Securities (9.9%)
           --   Asset Securitization Corporation (c) (g)                    2.341%  08/13/29       745,879
           --   Asset Securitization Corporation (e) (g)                    2.433%  08/13/27       498,557
           --   Asset Securitization Corporation-144A Issue (c) (f) (g)     1.780%  10/13/26       659,126
    1,000,000   Banc of America Commercial Mortgage,
                 Inc.-144A Issue (f)                                        6.200%  07/11/43     1,030,162
    2,726,000   FFCA Secured Lending Corporation-144A
                 Issue (c) (e)                                              5.470%  02/18/22     2,549,732
    1,290,000   FFCA Secured Lending Corporation-144A
                 Issue (c) (e)                                              5.720%  02/18/22     1,196,522
      530,679   GMAC Commercial Mortgage Securities (e) (m)                 5.940%  07/01/13       530,679
      500,000   Hilton Hotel Pool Trust-144A Issue (c) (f) (i)              4.811%  10/03/15       502,683
    1,465,000   Hilton Hotel Pool Trust-144A Issue (f)                      7.653%  10/03/15     1,543,577
    1,500,000   JPMorgan Chase Commercial Mortgage Securities
                 Corporation-144A Issue (f)                                 6.221%  10/12/37     1,554,033
    2,000,000   LB-UBS Commercial Mortgage Trust (c)                        5.197%  11/15/30     2,006,535
           --   Multi Security Asset Trust-144A Issue (c) (e) (g)           1.067%  11/28/35     1,069,392
      990,000   Multi Security Asset Trust-144A Issue (c) (e)               5.880%  11/28/35       968,490
    1,000,000   Nationslink Funding Corporation-144A Issue (f)              5.000%  08/20/30       939,506
      455,000   Nationslink Funding Corporation-144A Issue (f)              7.105%  08/20/30       487,798
    1,800,000   Nomura Asset Securities Corporation-144A Issue (f)          6.000%  03/15/30     1,854,126
    1,185,000   Wachovia Bank Commercial Mortgage Trust-144A
                 Issue (f)                                                  4.942%  11/15/34     1,121,376
                                                                                              ------------
                                                                                                19,258,173
                                                                                              ------------
                Total other mortgage-backed securities (cost: $54,957,068)                      52,073,581
                                                                                              ------------
  CORPORATE OBLIGATIONS (1.1%)
  FINANCIAL (1.1%)
  Real Estate (1.1%)
    2,250,000   Covenant Retirement Communities, Inc. (c)                   7.000%  06/01/06     2,247,376
                                                                                              ------------
                Total corporate obligations (cost: $2,250,000)                                   2,247,376
                                                                                              ------------
                Total long-term debt securities (cost: $196,748,560)                           191,979,451
                                                                                              ------------

                 See accompanying notes to financial statements.

                                                                                                 MARKET
PRINCIPAL                                                                   COUPON  MATURITY    VALUE(a)
---------                                                                   ------  --------  ------------
SECURITIES LENDING COLLATERAL (5.2%)
  COMMERCIAL PAPER (1.6%)
$     117,975   Aquifer Funding, LLC (d)                                    4.320%  01/04/06  $    117,960
      442,326   Atlas Capital Funding, Ltd. (d)                             4.320%  05/08/06       442,326
       63,189   Atomium Funding Corporation (d)                             4.000%  01/13/06        63,115
       63,189   Atomium Funding Corporation (d)                             4.300%  02/01/06        62,972
      253,705   Atomium Funding Corporation (d)                             4.400%  02/09/06       252,579
      379,136   Concord Minutemen Capital Company (d)                       4.330%  01/10/06       379,136
      568,704   Deer Valley Funding Corporation (d)                         4.340%  01/13/06       568,033
      379,136   Lehman Brothers Holdings, Inc.                              4.300%  03/16/06       379,136
      126,379   Liquid Funding, Ltd. (d)                                    4.380%  02/01/06       125,944
      176,930   Morgan Stanley                                              4.330%  02/03/06       176,930
      505,515   Nieuw Amsterdam Receivables Corporation (d)                 4.340%  01/18/06       504,620
                                                                                              ------------
                                                                                                 3,072,751
                                                                                              ------------
  CORPORATE NOTES (1.2%)
      442,326   American General Finance (c)                                4.370%  01/12/07       442,427
      252,757   Beta Finance, Inc. (c)                                      4.300%  06/02/06       252,834
      568,704   General Electric Capital Assurance Company                  4.450%  06/16/06       568,704
      252,757   GS Group, Inc.                                              4.350%  06/30/06       252,758
      315,947   Metropolitan Life Global Funding I (c)                      4.310%  03/06/06       315,950
      315,947   Morgan Stanley                                              4.400%  08/13/10       315,994
      216,676   Tango Finance Corporation (c)                               4.290%  10/25/06       216,739
                                                                                              ------------
                                                                                                 2,365,406
                                                                                              ------------
REPURCHASE AGREEMENT (2.4%)

    4,784,409   Morgan Stanley, Wells Fargo and Bank of New York Repurchase
                Agreement account; dated 12/30/05, rate 4.300%, due
                01/03/06; proceeds $4,786,695 (Collateralized by Corporate
                Obligations and Government Securities due 01/04/06 -- 05/22/06)                  4,784,409
                                                                                              ------------
                Total securities lending collateral (cost: $10,222,566)                         10,222,566
                                                                                              ------------
SHARES
------
SHORT-TERM SECURITIES (4.3%)
  INVESTMENT COMPANIES (4.3%)
    5,260,145   American Beacon Funds, current rate 4.230%                                       5,260,145
      729,382   BlackRock Provident Institutional TempFund, current rate 4.211%                    729,382
    2,350,298   JPMorgan Prime Money Market Fund, current rate 4.170%                            2,350,298
                                                                                              ------------
                Total short-term securities (cost: $8,339,825)                                   8,339,825
                                                                                              ------------
                Total investments in securities (cost: $215,310,951) (o)                      $210,541,842
                                                                                              ------------
                Payable upon return of securities loaned (-5.2%)                               (10,222,566)
                Liabilities in excess of cash and other assets (-2.6%)                          (5,024,784)
                                                                                              ------------
                Total net assets (100%)                                                       $195,294,492
                                                                                              ============

                 See accompanying notes to financial statements.

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held .01% of net assets in foreign securities at December 31, 2005.
(c)  Variable rate security.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 1.3% of the Portfolio's net assets at December 31, 2005.
(e) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid securities held at December 31, 2005, which includes cost and acquisition date(s), is as follows:

                                                                                 ACQUISITION  ACQUISITION
SECURITY:                                                                          DATE(S)       COST
---------                                                                        -----------  -----------
Banco Hipotecario Nacional-144A Issue*                                            09/06/02    $       747
Banco Hipotecario Nacional-144A Issue*                                             Various        248,332
Banco Hipotecario Nacional-144A Issue*                                             Various         48,917
Countryplace Manufactured Housing Contract-144A Issue*                             Various      1,390,020
Countryplace Manufactured Housing Contract-144A Issue*                            06/29/05      1,079,864
FFCA Secured Lending Corporation-144A Issue*                                      05/14/03      2,384,398
FFCA Secured Lending Corporation-144A Issue*                                      05/19/03      1,086,220
Global Mortgage Securitization, Ltd.-144A Issue*                                  11/24/04      2,054,960
GRMT Fairbanks Trust-144A Issue*                                                  07/15/03      1,205,563
Multi Security Asset Trust-144A Issue*                                            02/24/05        976,198
Multi Security Asset Trust-144A Issue*                                            02/24/05      1,320,116
Asset Securitization Corporation+                                                  Various        599,670
GMAC Commercial Mortgage Securities+                                               Various        508,478
Oakwood Mortgage Investors, Inc.+                                                 03/25/03      1,428,982
                                                                                              -----------
                                                                                              $14,332,465
                                                                                              ===========

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
+    Represents a private placement security.
(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(g) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(h) At December 31, 2005 the total cost of investments issued on a when-issued or forward commitment basis is $5,691,669.
(i) Partially pledged as initial margin deposit on open Euro futures purchase contracts.

                 See accompanying notes to financial statements.

HOLDINGS OF OPEN FUTURES CONTRACTS

On December 31, 2005, securities with an aggregate market value of $502,683 have been segregated to cover margin requirements for the following open futures contracts:

                                               NUMBER OF          POSITION           UNREALIZED
        TYPE                EXPIRATION         CONTRACTS            TYPE            DEPRECIATION
     -----------          --------------       ---------          --------          ------------
     90 Day Euro              March 2006               4            long            $     14,858
     90 Day Euro               June 2006               4            long                  13,745
     90 Day Euro          September 2006               4            long                  12,270
     90 Day Euro           December 2006               3            long                   8,378
     90 Day Euro              March 2007               3            long                   7,140
     90 Day Euro               June 2007               3            long                   6,202
     90 Day Euro          September 2007               3            long                   5,378
     90 Day Euro           December 2007               3            long                   4,552
     90 Day Euro              March 2008               3            long                   3,802
     90 Day Euro               June 2008               3            long                   3,128
                                               ---------                            ------------
                                                      33                            $     79,453
                                               =========                            ============

(j) Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.
(k) Security pledged as collateral for when-issued purchase commitments outstanding as of December 31, 2005.
(l) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below the stated level, the issuer will either initiate a clean-up call or increase the stated rate.
(m) This security is being fair-valued according to procedures approved by the Board of Directors.
(n)  Securities (or a portion of securities) on loan as of December 31, 2005.
(o) At December 31, 2005 the cost of securities for federal income tax purposes was $215,427,544. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                  $  1,269,199
     Gross unrealized depreciation                                                    (6,154,901)
                                                                                    ------------
     Net unrealized depreciation                                                    $ (4,885,702)
                                                                                    ============

                 See accompanying notes to financial statements.

Index 500 Portfolio
Investments in Securities
DECEMBER 31, 2005

(Percentages of each investment category relate to total net assets.)

                                                                           MARKET
SHARES                                                                    VALUE(a)
------                                                                ---------------
COMMON STOCKS (99.1%)
  BASIC MATERIALS (3.0%)
    Chemicals (1.4%)
   12,904      Air Products and Chemicals, Inc.                       $       763,788
    4,176      Ashland, Inc.                                                  241,790
    4,780      Eastman Chemical Company                                       246,600
   10,704      Ecolab, Inc.                                                   388,234
   53,495      EI Du Pont de Nemours & Company                              2,273,538
    6,948      Engelhard Corporation                                          209,482
    6,516      Hercules, Inc. (b)                                              73,631
    4,691      International Flavors & Fragrances, Inc.                       157,148
    9,718      PPG Industries, Inc. (g)                                       562,672
   18,752      Praxair, Inc.                                                  993,106
    8,429      Rohm & Haas Company                                            408,132
    3,928      Sigma-Aldrich Corporation                                      248,603
   56,146      The Dow Chemical Company                                     2,460,318
    6,479      The Sherwin-Williams Company                                   294,276
                                                                      ---------------
                                                                            9,321,318
                                                                      ---------------
  Construction (.1%)
    5,902      Vulcan Materials Company                                       399,861
                                                                      ---------------
  Iron and Steel (.2%)
    4,948      Allegheny Technologies, Inc.                                   178,524
    9,108      Nucor Corporation                                              607,686
    6,603      United States Steel Corporation (g)                            317,406
                                                                      ---------------
                                                                            1,103,616
                                                                      ---------------
  Mining (.6%)
   50,628      Alcoa, Inc.                                                  1,497,070
   10,708      Freeport-McMoRan Copper & Gold, Inc.                           576,090
   25,972      Newmont Mining Corporation                                   1,386,905
    5,908      Phelps Dodge Corporation                                       849,984
                                                                      ---------------
                                                                            4,310,049
                                                                      ---------------
    Paper and Forest (.7%)
    6,072      Bemis Company                                          $       169,166
   28,550      International Paper Company                                    959,565
   27,181      Kimberly-Clark Corporation                                   1,621,347
    6,154      Louisiana-Pacific Corporation                                  169,050
   10,557      MeadWestvaco Corporation                                       295,913
   10,694      Plum Creek Timber Company, Inc. (g)                            385,519
    6,529      Temple-Inland, Inc.                                            292,825
   14,152      Weyerhaeuser Company                                           938,844
                                                                      ---------------
                                                                            4,832,229
                                                                      ---------------
  CAPITAL GOODS (8.7%)
    Aerospace/Defense (2.0%)
   11,695      General Dynamics Corporation                                 1,333,815
    7,151      Goodrich Corporation                                           293,906
    6,963      L-3 Communications Holdings, Inc.                              517,699
   20,803      Lockheed Martin Corporation                                  1,323,695
   20,652      Northrop Grumman Corporation                                 1,241,392
   25,990      Raytheon Company                                             1,043,498
   10,422      Rockwell Automation, Inc.                                      616,566
   10,051      Rockwell Collins, Inc.                                         467,070
   46,967      The Boeing Company                                           3,298,962
   59,265      United Technologies Corporation                              3,313,506
                                                                      ---------------
                                                                           13,450,109
                                                                      ---------------
    Containers -- Metal/Glass (--)
    6,053      Ball Corporation                                               240,425
                                                                      ---------------
    Electrical Equipment (4.0%)
    9,934      American Power Conversion Corporation                          218,548
    5,331      Cooper Industries, Ltd.                                        389,163
   23,901      Emerson Electric Company                                     1,785,405
  614,737      General Electric Company (f)                                21,546,532

                 See accompanying notes to financial statements.

                                                                           MARKET
SHARES                                                                    VALUE(a)
------                                                                ---------------
  CAPITAL GOODS--CONTINUED
   49,031      Honeywell International, Inc.                          $     1,826,405
    8,302      Molex, Inc.                                                    215,437
    9,382      Thermo Electron Corporation (b)                                282,679
                                                                      ---------------
                                                                           26,264,169
                                                                      ---------------
    Engineering/Construction (.4%)
   39,574      Caterpillar, Inc.                                            2,286,190
    5,038      Fluor Corporation                                              389,236
                                                                      ---------------
                                                                            2,675,426
                                                                      ---------------
    Machinery (.3%)
   14,072      Deere & Company                                                958,444
   19,248      Ingersoll-Rand Company, Ltd. (c)                               777,042
                                                                      ---------------
                                                                            1,735,486
                                                                      ---------------
    Manufacturing (1.8%)
   44,213      3M Company                                                   3,426,508
   13,831      Danaher Corporation                                            771,493
   11,781      Dover Corporation                                              477,013
    8,580      Eaton Corporation                                              575,632
   11,914      Illinois Tool Works, Inc.                                    1,048,313
    5,440      ITT Industries, Inc.                                           559,341
   10,703      Leggett & Platt, Inc.                                          245,741
    7,198      Pall Corporation                                               193,338
    6,976      Parker Hannifin Corporation                                    460,137
    4,711      Sealed Air Corporation (b) (g)                                 264,617
    7,691      Textron, Inc. (g)                                              592,053
  117,119      Tyco International, Ltd. (c)                                 3,380,054
                                                                      ---------------
                                                                           11,994,240
                                                                      ---------------
    Trucks and Parts (--)
    2,728      Cummins, Inc. (g)                                              244,783
                                                                      ---------------
    Waste Management (.2%)
   12,601      Allied Waste Industries, Inc. (b) (g)                          110,132
   32,105      Waste Management, Inc.                                         974,387
                                                                      ---------------
                                                                            1,084,519
                                                                      ---------------
  COMMUNICATION SERVICES (4.8%)
    Publishing (--)
    4,950      EW Scripps Company -- Class A                                  237,699
                                                                      ---------------
    Telecommunication (1.8%)
    6,735      ADC Telecommunications, Inc. (b) (g)                   $       150,460
    9,431      Andrew Corporation (b)                                         101,195
   24,363      Avaya, Inc. (b)                                                259,953
   33,541      Ciena Corporation (b)                                           99,617
   11,710      Comverse Technology, Inc. (b)                                  311,369
   88,663      Corning, Inc. (b)                                            1,743,114
   96,136      JDS Uniphase Corporation (b)                                   226,881
  258,600      Lucent Technologies, Inc. (b) (g)                              687,876
  144,913      Motorola, Inc.                                               3,273,585
   95,659      Qualcomm, Inc.                                               4,120,990
    8,889      Scientific-Atlanta, Inc.                                       382,849
   26,047      Tellabs, Inc. (b)                                              283,912
                                                                      ---------------
                                                                           11,641,801
                                                                      ---------------
    Telephone (3.0%)
   22,301      Alltel Corporation                                           1,407,193
  227,273      AT&T, Inc.                                                   5,565,916
  106,389      BellSouth Corporation                                        2,883,142
    7,649      CenturyTel, Inc. (g)                                           253,641
   19,426      Citizens Communications Company                                237,580
   89,817      Qwest Communications International, Inc. (b) (g)               507,466
  171,890      Sprint Nextel Corporation                                    4,015,350
  160,854      Verizon Communications, Inc.                                 4,844,923
                                                                      ---------------
                                                                           19,715,211
                                                                      ---------------
  CONSUMER CYCLICAL (9.7%)
    Auto (.4%)
    3,542      Cooper Tire & Rubber Company (g)                                54,264
    8,723      Dana Corporation                                                62,631
  108,075      Ford Motor Company                                             834,339
   32,816      General Motors Corporation (g)                                 637,287
   11,197      Johnson Controls, Inc.                                         816,373
   10,230      The Goodyear Tire & Rubber Company (b) (g)                     177,797
                                                                      ---------------
                                                                            2,582,691
                                                                      ---------------

                 See accompanying notes to financial statements.

                                                                           MARKET
SHARES                                                                    VALUE(a)
------                                                                ---------------
  CONSUMER CYCLICAL--CONTINUED
    Building Materials (.2%)
   10,662      American Standard Companies, Inc.                      $       425,947
   24,656      Masco Corporation                                              744,365
                                                                      ---------------
                                                                            1,170,312
                                                                      ---------------
    Construction (.3%)
    7,430      Centex Corporation (g)                                         531,171
   15,872      DR Horton, Inc.                                                567,106
    4,551      KB Home                                                        330,676
    7,991      Lennar Corporation (g)                                         487,611
                                                                      ---------------
                                                                            1,916,564
                                                                      ---------------
    Distribution Durables (.1%)
   10,113      Genuine Parts Company                                          444,163
    4,444      WW Grainger, Inc.                                              315,968
                                                                      ---------------
                                                                              760,131
                                                                      ---------------
    Entertainment (.1%)
    19,603     International Game Technology (g)                              603,380
                                                                      ---------------
    Hardware and Tools (.1%)
    4,562      Black & Decker Corporation                                     396,712
    3,338      Snap-On, Inc.                                                  125,375
    4,227      The Stanley Works                                              203,065
                                                                      ---------------
                                                                              725,152
                                                                      ---------------
    Home Builders (.1%
   12,487      Pulte Homes, Inc.                                              491,488
                                                                      ---------------
    Houseware (--)
    4,585      Maytag Corporation (g)                                          86,290
    3,920      Whirlpool Corporation (g)                                      328,339
                                                                      ---------------
                                                                              414,629
                                                                      ---------------
    Leisure (.5%)
    5,625      Brunswick Corporation                                          228,713
   25,222      Carnival Corporation                                         1,348,620
   16,001      Harley-Davidson, Inc. (g)                                      823,892
   10,302      Hasbro, Inc.                                                   207,894
   23,424      Mattel, Inc. (g)                                               370,568
    7,593      Sabre Holdings Corporation                                     183,067
                                                                      ---------------
                                                                            3,162,754
                                                                      ---------------
    Lodging -- Hotel (.4%)
   10,673      Harrah's Entertainment, Inc.                           $       760,878
   19,023      Hilton Hotels Corporation                                      458,644
    9,577      Marriott International, Inc.                                   641,372
   12,771      Starwood Hotels & Resorts Worldwide, Inc.                      815,556
                                                                      ---------------
                                                                            2,676,450
                                                                      ---------------
    Photography/Imagery (--)
   16,651      Eastman Kodak Company (g)                                      389,633
                                                                      ---------------
    Publishing (.8%)
    3,452      Dow Jones & Company, Inc.                                      122,512
   13,957      Gannett Company, Inc.                                          845,376
    4,004      Knight-Ridder, Inc.                                            253,453
    2,460      Meredith Corporation                                           128,756
    8,423      The New York Times Company (g)                                 222,788
  141,569      News Corporation                                             2,201,398
   21,832      The McGraw-Hill Companies, Inc.                              1,127,186
   15,232      The McGraw-Hill Tribune Company                                460,920
                                                                      ---------------
                                                                            5,362,389
                                                                      ---------------
    Retail (5.4%)
   17,853      Amazon.Com, Inc. (b) (g)                                       841,769
   10,480      Autonation, Inc. (b)                                           227,730
    3,263      Autozone, Inc. (b) (g)                                         299,380
   17,252      Bed Bath & Beyond, Inc. (b)                                    623,660
   23,780      Best Buy Company, Inc.                                       1,033,954
    6,579      Big Lots, Inc. (b) (g)                                          79,014
    9,112      Circuit City Stores, Inc.                                      205,840
   27,467      Costco Wholesale Corporation                                 1,358,793
   47,317      CVS Corporation                                              1,250,115
    3,577      Dillards, Inc.                                                  88,781
   18,421      Dollar General Corporation                                     351,288
    8,955      Family Dollar Stores, Inc.                                     221,994

                 See accompanying notes to financial statements.

                                                                           MARKET
SHARES                                                                    VALUE(a)
------                                                                ---------------
  CONSUMER CYCLICAL--CONTINUED
   15,838      Federated Department Stores, Inc.                      $     1,050,535
  123,590      Home Depot, Inc.                                             5,002,923
   13,512      JC Penney Company, Inc.                                        751,267
   20,023      Kohl's Corporation (b)                                         973,118
   20,185      Limited Brands, Inc.                                           451,135
   45,492      Lowe's Companies, Inc.                                       3,032,497
   11,107      Nike, Inc.                                                     963,977
   12,718      Nordstrom, Inc.                                                475,653
   17,969      Office Depot, Inc. (b)                                         564,227
    4,049      OfficeMax, Inc.                                                102,683
    7,832      RadioShack Corporation                                         164,707
    3,084      Reebok International, Ltd. (g)                                 179,581
    5,807      Sears Holding Corporation (b) (g)                              670,883
   42,552      Staples, Inc.                                                  966,356
   51,151      Target Corporation                                           2,811,770
   33,392      The Gap, Inc.                                                  589,035
    8,267      Tiffany & Company (g)                                          316,543
   26,802      TJX Companies, Inc.                                            622,610
   58,883      Walgreen Company                                             2,606,162
  145,379      Wal-Mart Stores, Inc.                                        6,803,737
                                                                      ---------------
                                                                           35,681,717
                                                                      ---------------
    Service (.9%)
   59,598      Cendant Corporation                                          1,028,066
    8,068      Convergys Corporation (b)                                      127,878
   66,493      eBay, Inc. (b)                                               2,875,822
   25,047      Interpublic Group of Companies, Inc. (b) (g)                   241,703
    7,162      Monster Worldwide, Inc. (b)                                    292,353
   10,485      Omnicom Group                                                  892,588
    9,934      Robert Half International, Inc.                                376,399
                                                                      ---------------
                                                                            5,834,809
                                                                      ---------------
    Textiles (.3%)
    7,998      Cintas Corporation                                             329,357
   22,102      Coach, Inc. (b)                                                736,881
    6,724      Jones Apparel Group, Inc.                                      206,561
    6,234      Liz Claiborne, Inc.                                            223,302
    5,141      VF Corporation                                                 284,503
                                                                      ---------------
                                                                            1,780,604
                                                                      ---------------
    Trucks and Parts (.1%)
    3,519      Navistar International Corporation (b)                 $       100,714
    9,849      Paccar, Inc.                                                   681,846
                                                                      ---------------
                                                                              782,560
                                                                      ---------------
  CONSUMER STAPLES (10.3%)
    Agriculture Products (.3%)
   38,001      Archer-Daniels-Midland Company                                 937,105
   15,637      Monsanto Company                                             1,212,336
                                                                      ---------------
                                                                            2,149,441
                                                                      ---------------
    Beverage (2.1%)
   45,114      Anheuser-Busch Companies, Inc.                               1,938,097
    4,868      Brown-Forman Corporation                                       337,450
   17,631      Coca-Cola Enterprises, Inc.                                    337,986
   11,398      Constellation Brands, Inc. (b)                                 298,970
    3,257      Molson Coors Brewing Company                                   218,186
    7,946      Pepsi Bottling Group, Inc.                                     227,335
   96,532      PepsiCo, Inc.                                                5,703,111
  120,425      The Coca-Cola Company                                        4,854,332
                                                                      ---------------
                                                                           13,915,467
                                                                      ---------------
    Broadcasting (.7%)
   31,447      Clear Channel Communications, Inc.                             989,008
  126,337      Comcast Corporation (b)                                      3,279,709
   13,008      Univision Communications, Inc. (b) (g)                         382,305
                                                                      ---------------
                                                                            4,651,022
                                                                      ---------------
    Entertainment (.9%)
   89,912      Viacom, Inc. (b)                                             2,931,131
  111,915      Walt Disney Company                                          2,682,603
                                                                      ---------------
                                                                            5,613,734
                                                                      ---------------
    Food (1.1%)
   10,751      Campbell Soup Company                                          320,057
   30,145      ConAgra Foods, Inc. (g)                                        611,341
   20,670      General Mills, Inc.                                          1,019,444
   10,536      Hershey Company                                                582,114

                 See accompanying notes to financial statements.

                                                                           MARKET
SHARES                                                                    VALUE(a)
------                                                                ---------------
  CONSUMER STAPLES--CONTINUED
   19,471      HJ Heinz Company                                       $       656,562
   14,930      Kellogg Company                                                645,275
    7,777      McCormick & Company, Inc.                                      240,465
   44,189      Sara Lee Corporation                                           835,172
   36,089      Sysco Corporation                                            1,120,563
   14,547      Tyson Foods, Inc.                                              248,754
   10,448      Wm. Wrigley Jr Company                                         694,688
                                                                      ---------------
                                                                            6,974,435
                                                                      ---------------
    Household Products (.3%)
    6,481      Avery Dennison Corporation                                     358,205
    8,725      Clorox Company (g)                                             496,365
    8,565      Fortune Brands, Inc.                                           668,241
   15,952      Newell Rubbermaid, Inc. (g)                                    379,339
    8,336      Pactiv Corporation (b) (g)                                     183,392
                                                                      ---------------
                                                                            2,085,542
                                                                      ---------------
    Personal Care (2.1%)
    4,424      Alberto-Culver Company (g)                                     202,398
   26,669      Avon Products, Inc.                                            761,400
   30,134      Colgate-Palmolive Company                                    1,652,850
  195,005      Procter & Gamble Company                                    11,286,889
                                                                      ---------------
                                                                           13,903,537
                                                                      ---------------
    Restaurants (.8%)
    7,619      Darden Restaurants, Inc.                                       296,227
   73,223      McDonald's Corporation                                       2,469,080
   44,730      Starbucks Corporation (b)                                    1,342,347
    6,778      Wendy's International, Inc.                                    374,552
   16,468      Yum! Brands, Inc.                                              772,020
                                                                      ---------------
                                                                            5,254,226
                                                                      ---------------
    Retail (.4%)
   21,415      Albertson's, Inc.                                              457,210
   42,140      Kroger Company (b) (g)                                         795,603
   26,117      Safeway, Inc.                                                  617,928
    7,873      Supervalu, Inc. (g)                                            255,715
    8,015      Whole Foods Market, Inc.                                       620,281
                                                                      ---------------
                                                                            2,746,737
                                                                      ---------------
    Service (.1%)
    8,481      Apollo Group, Inc. (b)                                 $       512,761
   12,642      RR Donnelly & Sons Company                                     432,483
                                                                      ---------------
                                                                              945,244
                                                                      ---------------
    Tobacco (1.5%)
  121,152      Altria Group, Inc.                                           9,052,477
    5,016      Reynolds American, Inc. (g)                                    478,175
    9,544      UST, Inc. (g)                                                  389,682
                                                                      ---------------
                                                                            9,920,334
                                                                      ---------------
  ENERGY (9.2%)
    Oil & Gas (7.6%)
    4,687      Amerada Hess Corporation (g)                                   594,405
   13,857      Anadarko Petroleum Corporation (g)                           1,312,951
   19,141      Apache Corporation                                           1,311,541
   21,994      Burlington Resources, Inc.                                   1,895,883
  130,613      ChevronTexaco Corporation                                    7,414,900
   80,728      ConocoPhillips                                               4,696,755
   25,849      Devon Energy Corporation                                     1,616,597
   14,076      EOG Resources, Inc.                                          1,032,756
  362,018      Exxon Mobil Corporation (f)                                 20,334,549
    6,812      Kerr-McGee Corporation                                         618,938
   21,375      Marathon Oil Corporation (g)                                 1,303,234
    9,631      Murphy Oil Corporation                                         519,978
    9,239      Nabors Industries, Ltd. (b) (c) (g)                            699,854
    8,022      Noble Corporation                                              565,872
   23,388      Occidental Petroleum Corporation (g)                         1,868,233
    6,390      Rowan Companies, Inc.                                          227,740
    7,922      Sunoco, Inc.                                                   620,926
   19,191      Transocean, Inc. (b) (g)                                     1,337,421
   35,877      Valero Energy Corporation                                    1,851,253
   21,131      XTO Energy, Inc.                                               928,496
                                                                      ---------------
                                                                           50,752,282
                                                                      ---------------

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  ENERGY--CONTINUED
     Oil & Gas Services (1.3%)
   19,889   Baker Hughes, Inc. (g)                          $    1,208,853
   18,713   BJ Services Company (g)                                686,206
   29,837   Halliburton Company                                  1,848,700
   10,174   National Oilwell Varco, Inc. (b) (g)                   637,910
   34,344   Schlumberger, Ltd.                                   3,336,520
   20,225   Weatherford International, Ltd. (b)                    732,145
                                                            --------------
                                                                 8,450,334
                                                            --------------
     Pipelines (.3%)
   17,528   Dynegy, Inc. (b) (g)                                    84,835
   38,277   El Paso Corporation                                    465,448
   6,126    Kinder Morgan, Inc. (g)                                563,286
   33,304   Williams Companies, Inc.                               771,654
                                                            --------------
                                                                 1,885,223
                                                            --------------
  FINANCIAL (21.4%)
    Banks (6.2%)
   20,261   AmSouth Bancorp                                        531,041
   233,655  Bank of America Corporation (g)                     10,783,178
   31,551   BB&T Corporation                                     1,322,302
    9,615   Comerica, Inc.                                         545,747
    7,296   Compass Bancshares, Inc.                               352,324
   32,271   Fifth Third Bancorp                                  1,217,262
    7,340   First Horizon National Corporation                     282,150
   13,276   Huntington Bancshares, Inc.                            315,305
   23,715   Key Capital Corporation                                780,935
    4,641   M&T Bank Corporation                                   506,101
   12,169   Marshall & Ilsley Corporation                          523,754
   24,335   Mellon Financial Corporation                           833,474
   32,066   National City Corporation (g)                        1,076,456
   27,675   North Fork Bancorporation, Inc.                        757,188
   10,790   Northern Trust Corporation                             559,138
   17,024   PNC Financial Services Group, Inc.                   1,052,594
   26,642   Regions Financial
             Corporation                                     $     910,091
   19,078   State Street
             Corporation                                         1,057,684
   21,026   SunTrust Banks, Inc.                                 1,529,852
   18,092   Synovus Financial
             Corporation                                           488,665
   44,811   The Bank of New York
             Company, Inc.                                       1,427,230
  105,674   U.S. Bancorp                                         3,158,596
   90,381   Wachovia
             Corporation (g)                                     4,777,540
   97,291   Wells Fargo &
             Company                                             6,112,793
    6,076   Zions Bancorporation (g)                               459,102
                                                            --------------
                                                                41,360,502
                                                            --------------
    Commercial Services (.4%)
    7,542   Equifax, Inc.                                          286,747
   19,061   H&R Block, Inc.                                        467,948
   14,437   Moody's Corporation (g)                                886,720
   19,441   Paychex, Inc.                                          741,091
                                                            --------------
                                                                 2,382,506
                                                            --------------
    Finance -- Diversified (2.9%)
   72,229   American Express
             Company                                             3,716,904
   14,312   Ameriprise
             Financial, Inc.                                       586,792
   17,426   Capital One Financial
             Corporation                                         1,505,607
   11,623   CIT Group, Inc.                                        601,839
   34,744   Countrywide Financial
             Corporation (g)                                     1,187,897
    4,870   Federated
             Investors, Inc.                                       180,385
   12,549   Janus Capital
             Group, Inc.                                           233,788
  203,575   JPMorgan Chase &
             Company                                             8,079,892
   73,020   MBNA Corporation                                     1,983,223
   24,299   SLM Corporation (g)                                  1,338,632
                                                            --------------
                                                                19,414,959
                                                            --------------
    Insurance (5.2%)
   18,753   ACE, Ltd. (c)                                        1,002,160
   29,103   Aflac, Inc.                                          1,350,961
    6,120   AMBAC Financial
             Group, Inc.                                           471,607

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  FINANCIAL--CONTINUED
  151,052   American International
             Group, Inc.                                    $   10,306,278
   18,618   AON Corporation                                        669,317
   11,638   Chubb Corporation                                    1,136,451
    7,318   Cigna Corporation                                      817,421
   10,156   Cincinnati Financial
             Corporation                                           453,770
   21,900   Genworth Financial,
             Inc.-- Class A                                        757,302
   17,532   Hartford Financial
             Services Group, Inc.                                1,505,823
    7,769   Jefferson-Pilot
             Corporation                                           442,289
   10,056   Lincoln National
             Corporation                                           533,270
    7,954   Loews Corporation                                      754,437
   31,690   Marsh & McLennan
             Companies, Inc.                                     1,006,474
    7,789   MBIA, Inc.                                             468,586
   44,033   MetLife, Inc.                                        2,157,617
    5,279   MGIC Investment
             Corporation (g)                                       347,464
   16,311   Principal Financial
             Group                                                 773,631
   29,381   Prudential
             Financial, Inc.                                     2,150,395
    7,187   Safeco Corporation                                     406,066
   37,738   The Allstate
             Corporation                                         2,040,494
   11,471   The Progressive
             Corporation                                         1,339,583
   40,287   The St. Paul Travelers
             Companies, Inc.                                     1,799,620
    6,021   Torchmark Corporation                                  334,768
   17,278   UnumProvident
             Corporation (g)                                       393,075
   10,139   XL Capital, Ltd. (c)                                   683,166
                                                            --------------
                                                                34,102,025
                                                            --------------
    Investment Bankers/Brokers (4.6%)
  294,330   Citigroup, Inc.                                     14,283,835
   23,799   E*Trade Financial
             Corporation (b) (g)                                   496,447
    8,710   Franklin Resources, Inc.                               818,827
   26,228   Goldman Sachs
             Group, Inc.                                         3,349,578
   15,587   Lehman Brothers
             Holdings, Inc. (g)                                  1,997,786
   53,464   Merrill Lynch &
             Company, Inc. (g)                              $    3,621,117
   62,713   Morgan Stanley                                       3,558,335
    7,615   T Rowe Price
             Group, Inc.                                           548,508
    6,572   The Bear Stearns
             Companies, Inc.                                       759,263
   60,016   The Charles Schwab
             Corporation                                           880,435
                                                            --------------
                                                                30,314,131
                                                            --------------
    Real Estate Investment Trust --
      Apartments (.2%)
    5,603   Apartment Investment &
             Management
             Company (g)                                           212,186
   12,324   Archstone-Smith
             Trust (g)                                             516,252
   16,748   Equity Residential (g)                                 655,182
                                                            --------------
                                                                 1,383,620
                                                            --------------
    Real Estate Investment Trust --
      Diversified (.1%)
    6,918   Vornado Realty Trust (g)                               577,445
                                                            --------------
    Real Estate Investment Trust --
      Office Property (.1%)
   23,631   Equity Office Properties
             Trust (g)                                             716,728
                                                            --------------
    Real Estate Investment Trust --
      Regional Mall (.1%)
   10,848   Simon Property
             Group, Inc. (g)                                       831,282
                                                            --------------
    Real Estate Investment Trust --
      Self Storage (.1%)
    4,850    Public Storage, Inc. (g)                              328,442
                                                            --------------
    Real Estate Investment Trust --
      Warehouse/Industrial (.1%)
   14,167   ProLogis (g)                                           661,882
                                                            --------------
    Savings and Loans (.6%)
   14,873   Golden West Financial
             Corporation                                           981,618
   20,779   Sovereign Bancorp,
             Inc. (g)                                              449,242
   57,407   Washington Mutual,
             Inc. (g)                                            2,497,204
                                                            --------------
                                                                 3,928,064
                                                            --------------

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  FINANCIAL--CONTINUED
    U.S. Government Obligations (.8%)
   56,339   Fannie Mae                                      $    2,749,907
   40,221   Freddie Mac                                          2,628,442
                                                            --------------
                                                                 5,378,349
                                                            --------------
  HEALTH CARE (12.9%)
    Biotechnology (1.3%)
   71,817   Amgen, Inc. (b)                                      5,663,489
   19,752   Biogen Idec, Inc. (b)                                  895,358
    6,394   Chiron Corporation (b)                                 284,277
   15,040   Genzyme
             Corporation (b)                                     1,064,531
   14,253   Medimmune, Inc. (b)                                    499,140
    3,025   Millipore
             Corporation (b) (g)                                   199,771
                                                            --------------
                                                                 8,606,566
                                                            --------------
    Drugs (5.8%)
   90,250   Abbott Laboratories                                  3,558,558
    7,674   Allergan, Inc.                                         828,485
   12,104   AmerisourceBergen
             Corporation (g)                                       501,106
  113,744   Bristol-Myers Squibb
             Company                                             2,613,837
   24,944   Cardinal Health, Inc.                                1,714,900
   26,193   Caremark Rx, Inc. (b)                                1,356,535
   66,129   Eli Lilly & Company                                  3,742,240
    8,473   Express Scripts,
             Inc. (b) (g)                                          710,037
   19,642   Forest Laboratories,
             Inc. (b)                                              799,037
   26,642   Gilead Sciences,
             Inc. (b)                                            1,402,168
    9,381   Hospira, Inc. (b)                                      401,319
   13,983   King Pharmaceuticals,
             Inc. (b)                                              236,592
   17,894   Medco Health Solutions,
             Inc. (b)                                              998,485
  127,218   Merck & Company, Inc.                                4,046,805
   12,626   Mylan Laboratories,
             Inc.                                                  252,015
  428,866   Pfizer, Inc.                                        10,001,155
   85,935   Schering-Plough
             Corporation                                         1,791,745
    5,900   Watson Pharmaceuticals,
             Inc. (b) (g)                                          191,809
   78,066   Wyeth                                                3,596,501
                                                            --------------
                                                                38,743,329
                                                            --------------
    Health Care -- Diversified (.1%)
    7,728   Laboratory Corporation of
             America Holdings (b)                           $      416,153
                                                            --------------
    Hospital Management (.3%)
   24,634   HCA, Inc.                                            1,244,017
   14,303   Health Management
             Associates, Inc.                                      314,094
   27,273   Tenet Healthcare
             Corporation (b)                                       208,911
                                                            --------------
                                                                 1,767,022
                                                            --------------
    Managed Care (1.8%)
   16,640   Aetna, Inc.                                          1,569,318
    9,452   Coventry Health Care,
             Inc. (b)                                              538,386
    9,430   Humana, Inc. (b)                                       512,332
    4,563   Manor Care, Inc.                                       181,471
   17,892   McKesson Corporation                                   923,048
   79,352   UnitedHealth Group, Inc.                             4,930,933
   38,401   Wellpoint, Inc. (b)                                  3,064,016
                                                            --------------
                                                                11,719,504
                                                            --------------
    Medical Products/Supplies (3.5%)
    3,155   Bausch & Lomb, Inc. (g)                                214,224
   36,234   Baxter International,
             Inc.                                                1,364,210
   14,664   Becton Dickinson &
             Company                                               881,013
   14,443   Biomet, Inc. (g)                                       528,180
   34,273   Boston Scientific
             Corporation (b) (g)                                   839,346
    6,106   CR Bard, Inc.                                          402,508
   19,310   Guidant Corporation (g)                              1,250,322
  173,048   Johnson & Johnson                                   10,400,185
   70,374   Medtronic, Inc.                                      4,051,431
    8,067   Patterson Companies,
             Inc. (b)                                              269,438
   21,328   St. Jude Medical, Inc. (b)                           1,070,666
   16,946   Stryker Corporation                                    752,911
   14,397   Zimmer Holdings, Inc. (b)                              970,934
                                                            --------------
                                                                22,995,368
                                                            --------------
    Special Services (.1%)
    7,154   Fisher Scientific
             International,
             Inc. (b) (g)                                          442,546
    9,666   Quest Diagnostics, Inc.                                497,606
                                                            --------------
                                                                   940,152
                                                            --------------

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  TECHNOLOGY (14.0%)
    Computer Hardware (3.6%)
    7,195   Affiliated Computer
             Services, Inc. (b) (g)                         $      425,800
   49,032   Apple Computer,
             Inc. (b)                                            3,524,910
  136,927   Dell, Inc. (b)                                       4,106,441
   15,413   Gateway, Inc. (b) (g)                                   38,687
  166,662   Hewlett-Packard
             Company                                             4,771,533
   91,896   International Business
             Machines Corporation                                7,553,851
    6,752   Lexmark International,
             Inc. (b)                                              302,692
   10,682   NCR Corporation (b)                                    362,547
   13,228   Pitney Bowes, Inc.                                     558,883
  198,640   Sun Microsystems,
             Inc. (b)                                              832,302
   14,601   Symbol Technologies,
             Inc. (g)                                              187,185
   55,848   Xerox Corporation (b) (g)                              818,173
                                                            --------------
                                                                23,483,004
                                                            --------------
    Computer Networking (1.4%)
  357,372   Cisco Systems, Inc. (b)                              6,118,209
   73,462   Yahoo!, Inc. (b)                                     2,878,241
                                                            --------------
                                                                 8,996,450
                                                            --------------
    Computer Peripherals (.4%)
   39,090   EMC Corporation
            Massachusetts (b)                                    1,894,406
   21,649   Network Appliance,
             Inc. (b) (g)                                          584,523
                                                            --------------
                                                                 2,478,929
                                                            --------------
    Computer Services & Software (4.5%)
   34,978   Adobe Systems, Inc. (g)                              1,292,787
   13,428   Autodesk, Inc.                                         576,733
   33,546   Automatic Data
             Processing, Inc.                                    1,539,426
   12,532   BMC Software,
             Inc. (b) (g)                                           256,781
   10,260   Citrix Systems, Inc. (b)                               295,283
   26,697   Computer Associates
             International, Inc.                                   752,588
   10,742   Computer Sciences
             Corporation (b) (g)                                   543,975
   22,469   Compuware
             Corporation (b)                                       201,547
   17,488   Electronic Arts,
             Inc. (b) (g)                                          914,797
   13,480   IMS Health, Inc.                                $      335,922
    4,981   Mercury Interactive
             Corporation (b)                                       138,422
  532,602   Microsoft Corporation                               13,927,542
   22,212   Novell, Inc. (b) (g)                                   196,132
  218,804   Oracle Corporation (b)                               2,671,597
   15,777   Parametric Technology
             Corporation (b)                                        96,240
   30,782   Siebel Systems, Inc.                                   325,673
   62,849   Symantec
             Corporation (b)                                     1,099,858
  271,269   Time Warner, Inc.                                    4,730,931
   19,781   Unisys
             Corporation (b) (g)                                   115,323
                                                            --------------
                                                                30,011,557
                                                            --------------
    Electrical Equipment (.1%)
   10,122   Jabil Circuit, Inc. (b)                                375,425
   30,494   Sanmina-SCI
             Corporation (b)                                       129,904
   53,153   Solectron
             Corporation (b)                                       194,540
                                                             --------------
                                                                   699,869
                                                            --------------
    Electrical Instruments (.2%)
   23,915   Agilent Technologies,
             Inc. (b)                                              796,130
   10,932   Applera Corporation --
            Applied Biosystems
             Group                                                 290,354
    7,542   PerkinElmer, Inc.                                      177,690
    4,814   Tektronix, Inc.                                        135,803
    6,439   Waters Corporation (b)                                 243,394
                                                            --------------
                                                                 1,643,371
                                                            --------------
    Electronic Components --
      Semiconductor (3.2%)
   23,508   Advanced Micro Devices,
             Inc. (b)                                              719,345
   21,088   Altera Corporation (b)                                 390,761
   21,342   Analog Devices, Inc.                                   765,538
   94,340   Applied Materials, Inc.                              1,692,460
   17,381   Applied Micro Circuits
             Corporation (b)                                        44,669
   16,825   Broadcom
             Corporation (b)                                       793,299
   23,876   Freescale Semiconductor,
             Inc. (b)                                              600,959
  350,766   Intel Corporation                                    8,755,119

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  TECHNOLOGY--CONTINUED
   11,493   Kla-Tencor
             Corporation (g)                                $      566,950
   17,700   Linear Technology
             Corporation                                           638,439
   22,725   LSI Logic
             Corporation (b)                                       181,800
   19,039   Maxim Integrated
             Products, Inc. (g)                                    689,973
   35,863   Micron Technology,
             Inc. (b) (g)                                          477,337
   19,909   National Semiconductor
             Corporation                                           517,236
    7,759   Novellus Systems,
             Inc. (b) (g)                                          187,147
    9,959   NVIDIA Corporation (b) (g)                             364,101
   10,592   PMC -- Sierra, Inc. (b)                                 81,664
    4,684   QLogic Corporation (b)                                 152,277
   11,444   Teradyne, Inc. (b)                                     166,739
   94,138   Texas Instruments, Inc.                              3,019,006
   20,206   Xilinx, Inc. (g)                                       509,393
                                                            --------------
                                                                21,314,212
                                                            --------------
    Service -- Data Processing (.6%)
   30,343   Electronic Data Systems
             Corporation                                           729,446
   44,453   First Data Corporation                               1,911,924
   10,734   Fiserv, Inc. (b)                                       464,460
   10,295   Intuit, Inc. (b) (g)                                   548,724
                                                            --------------
                                                                 3,654,554
                                                            --------------
  TRANSPORTATION (1.8%)
    Air Freight (1.0%)
   17,627   FedEx Corporation                                    1,822,456
   64,204   United Parcel Service, Inc.                          4,824,931
                                                            --------------
                                                                 6,647,387
                                                            --------------
    Airlines (.1%)
   40,586   Southwest Airlines
             Company                                               666,828
                                                            --------------
    Railroads (.7%)
   21,711   Burlington Northern
             Santa Fe Corporation                                1,537,573
   12,629   CSX Corporation                                        641,174
   23,645   Norfolk Southern
             Corporation                                         1,060,005
   15,454   Union Pacific
             Corporation                                         1,244,202
                                                            --------------
                                                                 4,482,954
                                                            --------------
    Trucking (--)
    3,767   Ryder System, Inc.                              $      154,522
                                                            --------------
  UTILITIES (3.3%)
    Electric Companies (3.1%)
    9,448   Allegheny Energy,
             Inc. (b)                                              299,029
   11,856   Ameren Corporation                                     607,501
   22,869   American Electric
             Power Company, Inc.                                   848,211
   17,962   Centerpoint Energy,
             Inc. (g)                                              230,812
   11,569   Cinergy Corporation                                    491,220
   12,805   CMS Energy
             Corporation (b) (g)                                   185,801
   14,223   Consolidated Edison,
             Inc. (g)                                              658,952
   10,443   Constellation Energy
             Group, Inc.                                           601,517
   20,205   Dominion Resources,
             Inc.                                                1,559,826
   10,334   DTE Energy Company                                     446,325
   53,922   Duke Energy
             Corporation (g)                                     1,480,159
   18,917   Edison International                                   824,970
   12,119   Entergy Corporation                                    831,969
   38,819   Exelon Corporation                                   2,062,842
   19,153   FirstEnergy
             Corporation (g)                                       938,305
   22,918   FPL Group, Inc. (g)                                    952,472
   15,788   NiSource, Inc.                                         329,338
   19,988   PG&E Corporation                                       741,955
    5,795   Pinnacle West Capital
             Corporation                                           239,623
   22,067   PPL Corporation                                        648,770
   14,640   Progress Energy, Inc.                                  642,989
   14,586   Public Service
            Enterprise Group, Inc.                                 947,652
   12,095   TECO Energy, Inc.                                      207,792
   37,919   The AES
             Corporation (b) (g)                                   600,258
   43,140   The Southern
             Company (g)                                         1,489,624
   28,091   TXU Corporation                                      1,409,887
   23,430   Xcel Energy, Inc.                                      432,518
                                                            --------------
                                                                20,710,317
                                                            --------------

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  UTILITIES--CONTINUED
    Natural Gas (.2%)
   10,125   KeySpan Corporation                             $      361,361
    2,543   Nicor, Inc.                                             99,965
    2,247   Peoples Energy
             Corporation (g)                                        78,802
   14,929   Sempra Energy                                          669,417
                                                            --------------
                                                                 1,209,545
                                                            --------------
Total common stocks
  (cost: $386,076,724)                                         655,555,290
                                                            --------------

                                                                                              MARKET
PRINCIPAL                                                                RATE   MATURITY     VALUE(a)
---------                                                               -----   --------   ------------
SECURITIES LENDING COLLATERAL (9.5%)
   COMMERCIAL PAPER (2.9%)
$    723,940   Aquifer Funding,
                LLC (e)                                                 4.320%  01/04/06   $    723,853
   2,714,289   Atlas Capital
                Funding, Ltd. (e)                                       4.320%  05/08/06      2,714,289
     387,756   Atomium Funding
                Corporation (e)                                         4.000%  01/13/06        387,298
     387,756   Atomium Funding
                Corporation (e)                                         4.300%  02/01/06        386,422
   1,556,838   Atomium Funding
                Corporation (e)                                         4.400%  02/09/06      1,549,926
   2,326,533   Concord Minutemen
                Capital Company (e)                                     4.330%  01/10/06      2,326,533
   3,489,800   Deer Valley
                Funding Corporation (e)                                 4.340%  01/13/06      3,485,682
   2,326,533   Lehman Brothers
                Holdings, Inc.                                          4.300%  03/16/06      2,326,533
     775,511   Liquid Funding,
                Ltd. (e)                                                4.380%  02/01/06        772,843
   1,085,715   Morgan Stanley                                           4.330%  02/03/06      1,085,715
   3,102,044   Nieuw Amsterdam Receivables Corporation (e)              4.340%  01/18/06      3,096,553
                                                                                           ------------
                                                                                             18,855,647
                                                                                           ------------
   CORPORATE NOTES (2.2%)
   2,714,289   American General
                Finance (d)                                             4.370%  01/12/07      2,714,913
   1,551,022   Beta Finance, Inc.(d)                                    4.300%  06/02/06      1,551,487
   3,489,800   General Electric
                Capital Assurance Company                               4.450%  06/16/06      3,489,800
   1,551,022   GS Group, Inc.                                           4.350%  06/30/06      1,551,022
   1,938,778   Metropolitan Life
                Global Funding I (d)                                    4.310%  03/06/06      1,938,797
   1,938,778   Morgan Stanley                                           4.400%  08/13/10      1,939,069
   1,329,614   Tango Finance Corporation (d)                            4.290%  10/25/06      1,329,999
                                                                                           ------------
                                                                                             14,515,087
                                                                                           ------------
   REPURCHASE AGREEMENT (4.4%)
  29,359,075   Morgan Stanley, Wells Fargo and Bank of New York
                Repurchase Agreement account; dated 12/30/05,
                rate 4.300%, due 01/03/06; proceeds $29,373,101
                (Collateralized by Corporate Obligations and
                Government Securities due 01/04/06 - 05/22/06)                               29,359,075
                                                                                           ------------
               Total securities lending collateral (cost: $62,729,809)                       62,729,809
                                                                                           ------------

                 See accompanying notes to financial statements.

                                                                                         MARKET
SHARES                                                                                  VALUE(a)
------                                                                               --------------
SHORT-TERM SECURITIES (1.0%)
  INVESTMENT COMPANIES (1.0%)
  1,900,000    American Beacon Funds, current rate 4.230%                            $    1,900,000
  4,721,902    Federated Money Market Obligation Trust -- Prime Obligation,
                current rate 4.156%                                                       4,721,902
                                                                                     --------------
               Total short-term securities (cost: $6,621,902)                             6,621,902
                                                                                     --------------
               Total investments in securities (cost: $455,428,435) (h)              $  724,907,001
                                                                                     --------------
               Payable upon return of securities loaned (-9.5%)                         (62,729,809)
               Liabilities in excess of cash and other assets (-.1%)                       (302,869)
                                                                                     --------------
               Total Net Assets (100%)                                               $  661,874,323
                                                                                     ==============

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Non-income producing.
(c) The Portfolio held 1.0% of net assets in foreign securities at December 31, 2005.
(d) Variable rate security.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 2.3% of the Portfolio's net assets at December 31, 2005.
(f) Fully or partially pledged as initial margin deposits on open index futures purchase contracts.

HOLDINGS OF OPEN FUTURES CONTRACTS

On December 31, 2005, securities with an aggregate market value of $18,151,899 have been segregated to cover margin requirements for the following open futures contracts:

                                         NUMBER OF   POSITION    UNREALIZED
TYPE                        EXPIRATION   CONTRACTS     TYPE     DEPRECIATION
                            ----------   ---------   --------   ------------
S&P 500(R) EMINI            March 2006      90         long     $     66,595
                                         =========              ============

(g) Securities (or a portion of securities) on loan as of December 31, 2005.

(h) At December 31, 2005 the cost of securities for federal income tax purposes was $460,382,083. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                               $  295,872,589
    Gross unrealized depreciation                                  (31,347,671)
                                                                --------------
    Net unrealized appreciation                                 $  264,524,918
                                                                ==============

                 See accompanying notes to financial statements.

Maturing Government Bond 2006 Portfolio
Investments in Securities
DECEMBER 31, 2005

(Percentages of each investment category relate to total net assets.)

                                                                                              MARKET
PRINCIPAL                                                                RATE   MATURITY     VALUE(a)
---------                                                               -----   --------   ------------
LONG-TERM DEBT SECURITIES (95.9%)
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS (95.9%)
$   650,000    Federal Home Loan Mortgage
                Corporation Strip (b)                                   4.661%  01/15/07   $    619,893
    613,000    Federal National Mortgage
                Association Strip (b)                                   4.668%  04/08/07        578,530
    200,000    Financing Corporation Strip (b)                          4.548%  05/11/06        196,833
    686,000    Financing Corporation Strip (b)                          4.656%  11/11/06        659,578
    921,000    Financing Corporation Strip (b)                          4.694%  09/07/07        852,504
    500,000    Resolution Funding Corporation Strip (b)                 4.439%  07/15/07        467,712
    331,000    U.S. Treasury Strip (b)                                  4.374%  11/15/06        318,844
                                                                                           ------------
               Total U.S. government and
                agency obligations (cost:$3,633,524)                                          3,693,894
                                                                                           ------------
               Total long-term debt
                securities (cost: $3,633,524)                                                 3,693,894
                                                                                           ------------

SHARES
------
SHORT-TERM SECURITIES (4.6%)
   INVESTMENT COMPANY (4.6%)
   176,479     BlackRock Provident Institutional TempFund, current rate 4.211%                  176,479
                                                                                           ------------
               Total investment company (cost: $176,479)                                        176,479
                                                                                           ------------
               Total short-term securities (cost: $176,479)                                     176,479
                                                                                           ------------
               Total investments in securities (cost: $3,810,002) (c)                      $  3,870,373
                                                                                           ------------
               Liabilities in excess of cash and other assets (-.5%)                            (17,938)
                                                                                           ------------
               Total Net Assets (100%)                                                     $  3,852,435
                                                                                           ============

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate represents yield to maturity at December 31, 2005.
(c) Also represents the cost of securities for federal income tax purposes at December 31, 2005.

                 See accompanying notes to financial statements.

                                         Maturing Government Bond 2010 Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2005

           (Percentages of each investment category relate to total net assets.)

                                                                                              MARKET
PRINCIPAL                                                               RATE    MATURITY     VALUE(a)
---------                                                               -----   --------   ------------
LONG-TERM DEBT SECURITIES (100.2%)
   U.S. GOVERNMENT AND AGENCY OBLIGATIONS (100.2%)
$   717,000    Federal National Mortgage Association Strip (b)          4.653%  05/15/11   $    561,648
    719,000    Federal National Mortgage Association Strip (b)          4.723%  11/29/09        600,221
    412,000    Financing Corporation Strip (b)                          4.609%  11/02/10        331,299
  1,000,000    Financing Corporation Strip (b)                          4.693%  04/05/11        785,646
    524,000    Government Trust Certificate (b)                         4.523%  11/15/10        422,363
    482,000    Government Trust Certificate (b)                         4.589%  05/15/10        396,192
  1,032,000    Resolution Funding Corporation Strip (b)                 4.398%  04/15/11        821,951
    475,000    Tennessee Valley Authority (b)                           4.732%  04/15/10        389,586
    895,000    U.S. Treasury Strip (b)                                  4.406%  08/15/11        702,362
                                                                                           ------------
               Total U.S. government and
                agency obligations (cost:$4,776,018)                                          5,011,268
                                                                                           ------------
               Total long-term debt
                securities (cost: $4,776,018)                                                 5,011,268
                                                                                           ------------

SHARES
------
SHORT-TERM SECURITY (.2%)
   INVESTMENT COMPANY (.2%)
      8,511    BlackRock Provident Institutional TempFund, current rate 4.211%                    8,511
                                                                                           ------------
               Total investment company (cost: $8,511)                                            8,511
                                                                                           ------------
               Total short-term security (cost: $8,511)                                           8,511
                                                                                           ------------
               Total investments in securities (cost: $4,784,529) (c)                      $  5,019,779
                                                                                           ------------
               Liabilities in excess of cash and other assets (-.4%)                            (17,057)
                                                                                           ------------
               Total Net Assets (100%)                                                     $  5,002,722
                                                                                           ============

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate represents yield to maturity at December 31, 2005.
(c) Also represents the cost of securities for federal income tax purposes at December 31, 2005.

                 See accompanying notes to financial statements.

International Bond Portfolio
Investments in Securities
DECEMBER 31, 2005

(Percentages of each investment category relate to total net assets.)

                                                                                              MARKET
PRINCIPAL(b)                                                           COUPON   MATURITY     VALUE(a)
------------                                                           ------   --------   ------------
LONG-TERM DEBT SECURITIES (96.4%)
   AUSTRIA (4.7%)
     Banks (4.7%)
333,000,000    Oesterreichische Kontrollbank AG (JPY)                   1.800%  03/22/10   $  2,950,908
                                                                                           ------------
   BELGIUM (3.0%)
     Government (3.0%)
  1,565,000    Kingdom of Belgium (EUR)                                 3.750%  09/28/15      1,909,292
                                                                                           ------------
   CANADA (4.6%)
     Government (4.6%)
  1,600,000    Canadian Government Bond (CAD)                           4.500%  06/01/15      1,424,748
170,000,000    Province of Quebec (JPY)                                 1.600%  05/19/13      1,471,070
                                                                                           ------------
                                                                                              2,895,818
                                                                                           ------------
   CAYMAN ISLANDS (.9%)
     Finance -- Diversified (.9%)
    440,000    Hutchison Whampoa Finance, Ltd. (EUR)                    5.875%  07/08/13        581,692
                                                                                           ------------
   DENMARK (4.6%)
     Government (4.6%)
  2,470,000    Kingdom of Denmark (EUR)                                 3.125%  10/15/09      2,921,690
                                                                                           ------------
   FINLAND (4.4%)
     Government (4.4%)
  2,320,000    Finland Government Bond (EUR)                            2.750%  07/04/06      2,739,864
                                                                                           ------------
   FRANCE (4.0%)
     Government (4.0%)
  1,110,000    France Government Bond (EUR)                             4.250%  04/25/19      1,424,031
    610,000    French Treasury Note BTAN (EUR)                          2.250%  03/12/06        719,168
    300,000    French Treasury Note BTAN (EUR)                          3.000%  01/12/10        353,894
                                                                                           ------------
                                                                                              2,497,093
                                                                                           ------------
   GERMANY (13.4%)
     Banks (1.1%)
 85,000,000    NRW Bank (JPY)                                           0.050%  03/20/07        719,292
                                                                                           ------------
     Government (12.3%)
  2,800,000    Bundesschatzanweisungen (EUR)                            2.500%  09/22/06      3,299,548
  1,130,000    Bundesschatzanweisungen (EUR)                            2.500%  03/23/07      1,329,086
  2,600,000    Bundesschatzanweisungen (EUR)                            2.750%  06/23/06      3,069,454
                                                                                           ------------
                                                                                              7,698,088
                                                                                           ------------
   GREECE (.2%)
     Electric Companies (.2%)
     80,000    Public Power Corporation (EUR)                           4.500%  03/12/09         97,264
                                                                                           ------------
   IRELAND (4.3%)
     Government (4.3%)
  2,300,000    Ireland Government Bond (EUR)                            3.250%  04/18/09      2,737,287
                                                                                           ------------

                 See accompanying notes to financial statements.

                                                                                              MARKET
PRINCIPAL(b)                                                           COUPON   MATURITY     VALUE(a)
------------                                                           ------   --------   ------------
   ITALY (4.4%)
     Government (4.4%)
  1,000,000    Buoni Poliennali del Tesoro (EUR)                        3.500%  09/15/08   $  1,196,227
  1,100,000    Buoni Poliennali del Tesoro (EUR)                        5.000%  08/01/34      1,551,367
                                                                                           ------------
                                                                                              2,747,594
                                                                                           ------------
   JAPAN (16.1%)
     Government (16.1%)
340,000,000    Development Bank of Japan (JPY)                          1.050%  06/20/23      2,501,567
460,000,000    Development Bank of Japan (JPY) (c)                      1.600%  06/20/14      3,990,249
150,000,000    Japan Finance Corporation for Municipal
                Enterprises (JPY)                                       1.350%  11/26/13      1,278,947
280,000,000   Japan Government Ten Year Bond (JPY)                      1.300%  06/20/15      2,339,063
                                                                                           ------------
                                                                                             10,109,826
                                                                                           ------------
   MEXICO (8.0%)
     Government (8.0%)
 28,500,000    Mexican Bonos (MXN)                                      9.000%  12/24/09      2,785,833
 22,900,000    Mexican Bonos (MXN)                                      9.000%  12/20/12      2,245,976
                                                                                           ------------
                                                                                              5,031,809
                                                                                           ------------
   NETHERLANDS (4.6%)
     Government (4.6%)
    377,000    Netherlands Government Bond (EUR)                        3.000%  07/15/06        445,629
  1,948,000    Netherlands Government Bond (EUR)                        4.000%  01/15/37      2,472,744
                                                                                           ------------
                                                                                              2,918,373
                                                                                           ------------
   PORTUGAL (4.3%)
     Government (4.3%)
  2,250,000    Portugal Obrigacoes do Tesouro OT (EUR)                  3.850%  04/15/21      2,733,805
                                                                                           ------------
   SPAIN (4.7%)
     Government (4.7%)
  2,310,000    Spain Government Bond (EUR)                              4.400%  01/31/15      2,962,968
                                                                                           ------------
   SUPRANATIONAL (2.6%)
     Supra National Bank (2.6%)
  1,130,000    European Investment Bank (EUR)                           3.125%  10/15/15      1,301,901
    180,000    European Investment Bank (GBP)                           6.250%  04/15/14        348,658
                                                                                           ------------
                                                                                              1,650,559
                                                                                           ------------
   UNITED KINGDOM (7.6%)
     Government (7.6%)

    820,000    United Kingdom Gilt (GBP)                                4.500%  03/07/07      1,412,704
    825,000    United Kingdom Gilt (GBP)                                4.750%  03/07/20      1,513,111
  1,050,000    United Kingdom Gilt (GBP)                                7.500%  12/07/06      1,856,449
                                                                                           ------------
                                                                                              4,782,264
                                                                                           ------------
               Total long-term debt securities (cost: $62,769,491)                           60,685,486
                                                                                           ------------

                 See accompanying notes to financial statements.

                                                                                              MARKET
PRINCIPAL(b)                                                                                 VALUE(a)
------------                                                                               ------------
SECURITIES LENDING COLLATERAL (2.8%)
   INVESTMENT TRUST (2.8%)
  1,749,330    Delaware Business Trust II, current rate 4.320%                             $  1,749,330
                                                                                           ------------
               Total securities lending collateral (cost: $1,749,330)                         1,749,330
                                                                                           ------------

SHARES
------
SHORT-TERM SECURITY (1.2%)
   INVESTMENT COMPANY (1.2%)
    744,461    Dreyfus Cash Management, current rate 4.140%                                     744,461
                                                                                           ------------
               Total short-term security (cost: $744,461)                                       744,461
                                                                                           ------------
               Total investments in securities (cost: $65,263,282) (d)                     $ 63,179,277
                                                                                           ------------
               Payable upon return of security loaned (-2.8%)                                (1,749,330)
               Cash and other assets in excess of liabilities (2.4%)                          1,496,943
                                                                                           ------------
               Total Net Assets (100%)                                                     $ 62,926,890
                                                                                           ============

FORWARD FOREIGN CURRENCY CONTRACTS
On December 31, 2005, International Bond Portfolio had entered into forward foreign currency contracts that obligate the portfolio to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

EXCHANGE                CURRENCY TO BE        CURRENCY TO BE      UNREALIZED    UNREALIZED
  DATE                 DELIVERED - SELL       RECEIVED - BUY     APPRECIATION  DEPRECIATION
-------------------  --------------------  --------------------  ------------  ------------
01/10/06                5,892,986     EUR     54,737,000    SEK  $          -  $     75,430
01/10/06                2,424,114     EUR     22,840,000    SEK         9,705             -
01/10/06                2,648,244     EUR     25,300,000    SEK        54,436             -
01/10/06               25,300,000     SEK      2,691,117    EUR             -         3,763
01/10/06               23,940,000     SEK      2,538,875    EUR             -        12,521
01/10/06               22,500,000     SEK      2,386,761    EUR             -        11,058
01/11/06                1,655,000     CAD      1,208,400    EUR         8,816             -
01/11/06                1,940,000     CAD        926,191    GBP             -        72,908
01/11/06                1,326,362     EUR      1,890,000    CAD        53,322             -
01/11/06                   85,714     EUR        123,000    CAD         4,185             -
01/18/06               12,570,000     AUD      7,797,767    EUR        16,485             -
01/18/06                1,534,638     EUR      2,470,000    AUD             -         6,056
01/18/06                6,220,744     EUR     10,100,000    AUD        39,734             -
01/30/06                7,880,123     EUR  1,091,791,000    JPY             -        42,068
01/30/06                2,664,023     EUR     376,160,000   JPY        45,926             -
01/30/06                2,797,400     EUR     386,500,000   JPY             -        24,134
01/30/06              188,080,000     JPY       1,355,922   EUR         5,390             -
01/30/06              386,500,000     JPY       2,790,030   EUR        15,394             -
02/13/06                  541,100     EUR         836,000   CHF             -         2,991
02/28/06               52,903,000     MXN       4,154,631   EUR             -        43,681
03/08/06                2,634,889     EUR       3,100,000   USD             -        30,726
03/08/06                  620,000     USD         523,797   EUR         2,366             -
03/08/06                3,100,000     USD       2,581,225   EUR             -        33,036
03/15/06                2,080,000     GBP       3,034,591   EUR        28,442             -
03/15/06              309,000,000     JPY       1,506,215   GBP             -        55,264
04/03/06                2,762,313     EUR      21,930,000   NOK       148,217             -
                                                                 ------------  ------------
                                                                 $    432,418  $    413,636
                                                                 ============  ============

                 See accompanying notes to financial statements.

CURRENCY LEGEND

AUD                                      Australian Dollar
CAD                                        Canadian Dollar
CHF                                            Swiss Franc
EUR                                            Euro Dollar
GBP                                 British Sterling Pound
JPY                                           Japanese Yen
MXN                                           Mexican Peso
NOK                                        Norwegian Krone
SEK                                          Swedish Krona
USD                                   United States Dollar

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.
(c) Security (or a portion of security) on loan as of December 31, 2005.
(d) At December 31, 2005 the cost of securities for federal income tax purposes was $65,559,163. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

    Gross unrealized appreciation                                  $     731,800
    Gross unrealized depreciation                                     (3,111,686)
                                                                   -------------
    Net unrealized depreciation                                    $  (2,379,886)
                                                                   =============

                 See accompanying notes to financial statements.

Index 400 Mid-Cap Portfolio
Investments in Securities
DECEMBER 31, 2005

(Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
COMMON STOCKS (95.5%)
  BASIC MATERIALS (4.7%)
    Chemicals (3.1%)
    7,253   Airgas, Inc.                                    $      238,624
    4,138   Albemarle Corporation                                  158,692
    6,732   Cabot Corporation                                      241,006
    2,624   Cabot Microelectronics Corporation (b) (g)              76,962
   25,967   Chemtura Corporation                                   329,783
    4,247   Cytec Industries, Inc.                                 202,285
    4,535   Ferro Corporation                                       85,077
    4,118   FMC Corporation (b)                                    218,954
    7,361   Lubrizol Corporation                                   319,688
   22,184   Lyondell Chemical Company                              528,423
    2,198   Minerals Technologies, Inc.                            122,846
    7,763   Olin Corporation (g)                                   152,776
    7,250   Quicksilver Resources, Inc. (b) (g)                    304,572
   12,744   RPM International, Inc. (g)                            221,363
    5,053   Sensient Technologies Corporation                       90,449
    4,904   The Scotts Miracle-Gro Company                         221,857
   10,961   Valspar Corporation                                    270,408
                                                            --------------
                                                                 3,783,765
                                                            --------------
    Construction (.3%)
    5,077   Martin Marietta Materials, Inc.                        389,507
                                                            --------------
    Iron and Steel (.1%)
    4,152   Steel Dynamics, Inc.                                   147,438
                                                            --------------
    Manufacturing (.1%)
    2,870   Mine Safety Appliances Company (g)                     103,923
                                                            --------------
    Paper and Forest (1.1%)
    5,979   Bowater, Inc.                                          183,675
    4,770   Glatfelter                                              67,686
    5,461   Longview Fibre Company                                 113,643
    6,698   Packaging Corporation
             of America                                            153,719
    3,108   Potlatch Corporation                                   158,446
    8,210   Rayonier, Inc. (g)                                     327,169
   10,728   Sonoco Products Company                                315,403
                                                            --------------
                                                                 1,319,741
                                                            --------------
  CAPITAL GOODS (6.9%)
    Aerospace/Defense (--)
      753   Sequa Corporation (b)                           $       51,995
                                                            --------------
    Electrical Equipment (.5%)
    7,070   Energizer Holdings, Inc. (b)                           352,015
    6,592   Hubbell, Inc.                                          297,431
                                                            --------------
                                                                   649,446
                                                            --------------
    Electronics (.2%)
    6,184   GameStop Corporation (b) (g)                           196,775
                                                            --------------
    Engineering/Construction (1.1%)
    4,346   Dycom Industries, Inc. (b)                              95,612
    3,523   Granite Construction, Inc.                             126,511
    6,298   Jacobs Engineering Group, Inc. (b)                     427,445
   13,153   Joy Global, Inc.                                       526,120
   12,773   Quanta Services, Inc. (b) (g)                          168,221
                                                            --------------
                                                                 1,343,909
                                                            --------------
    Hardware and Tools (.2%)
    4,220   Kennametal, Inc.                                       215,389
                                                            --------------
    Machinery (.6%)
    9,797   AGCO Corporation (b)                                   162,336
    7,446   Graco, Inc.                                            271,630
    1,976   Tecumseh Products Company                               45,270
    7,614   Zebra Technologies Corporation (b) (g)                 326,260
                                                            --------------
                                                                   805,496
                                                            --------------
    Manufacturing (2.7%)
    7,597   Ametek, Inc.                                           323,176
    3,324   Carlisle Companies, Inc.                               229,855
    5,417   Crane Company                                          191,058
    7,349   Donaldson Company, Inc.                                233,698
    5,162   Federal Signal Corporation                              77,482
    6,010   Flowserve Corporation (b)                              237,756
    4,573   Harsco Corporation                                     308,723
    2,743   Lancaster Colony Corporation                           101,628
    3,535   Nordson Corporation                                    143,203

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  CAPITAL GOODS--CONTINUED
   10,890   Pentair, Inc.                                   $      375,923
    7,143   SPX Corporation                                        326,935
    4,377   Teleflex, Inc.                                         284,417
    6,382   The Brink's Company                                    305,762
    4,720   Trinity Industries, Inc.                               208,010
                                                            --------------
                                                                 3,347,626
                                                            --------------
   Metal Fabrication (1.0%)
   14,383   Precision Castparts Corporation                        745,183
    9,006   Timken Company                                         288,372
    7,731   Worthington Industries, Inc.                           148,513
                                                            --------------
                                                                 1,182,068
                                                            --------------
   Waste Management (.6%)
   13,211   Republic Services, Inc.                                496,073
    4,755   Stericycle, Inc. (b) (g)                               279,974
                                                            --------------
                                                                   776,047
                                                            --------------
  COMMUNICATION SERVICES (1.6%)
    Telecommunication (1.2%)
    7,331   Adtran, Inc.                                           218,024
    5,954   CommScope, Inc. (b)                                    119,854
   14,480   Harris Corporation                                     622,785
    4,323   Newport Corporation (b)                                 58,533
    5,050   Plantronics, Inc.                                      142,915
   11,971   Powerwave Technologies, Inc. (b) (g)                   150,475
   20,463   RF Micro Devices, Inc. (b)                             110,705
   11,377   UTStarcom, Inc. (b) (g)                                 91,699
                                                            --------------
                                                                 1,514,990
                                                            --------------
    Telephone (.4%)
   26,647   Cincinnati Bell, Inc. (b) (f)                           93,531
   11,107   Telephone & Data Systems, Inc.                         400,185
                                                            --------------
                                                                   493,716
                                                            --------------
  CONSUMER CYCLICAL (14.1%)
    Auto (.7%)
    7,611   ArvinMeritor, Inc.                                     109,522
    1,297   Bandag, Inc.                                            55,343
    6,171   BorgWarner, Inc.                                       374,148
    7,276   Lear Corporation                                       207,075
    3,732   Modine Manufacturing Company                           121,626
                                                            --------------
                                                                   867,714
                                                            --------------
    Construction (1.0%)
    4,464   Beazer Homes USA, Inc. (g)                      $      325,158
    5,026   Ryland Group, Inc.                                     362,525
    3,692   Thor Industries, Inc.                                  147,939
   12,808   Toll Brothers, Inc. (b)                                443,669
                                                            --------------
                                                                 1,279,291
                                                            --------------
    Distribution Durables (1.1%)
    6,818   CDW Corporation (f) (g)                                392,512
   13,408   Fastenal Company                                       525,459
    5,839   MSC Industrial Direct Company                          234,845
    6,088   Tech Data Corporation (b) (g)                          241,572
                                                            --------------
                                                                 1,394,388
                                                            --------------
   Entertainment (.6%)
   13,540   GTECH Holdings Corporation                             429,760
    3,789   International Speedway Corporation                     181,493
    5,510   Macrovision Corporation (b)                             92,182
                                                            --------------
                                                                   703,435
                                                            --------------
   Home Builders (.2%)
    3,876   Hovnanian Enterprises, Inc. (b) (g)                    192,405
                                                            --------------
   Houseware (.1%)
    5,496   Furniture Brands International, Inc.                   122,726
                                                            --------------
   Leisure (.1%)
    7,116   Callaway Golf Company                                   98,485
                                                            --------------
   Lodging -- Hotel (.2%)
    4,748   Boyd Gaming Corporation                                226,290
                                                            --------------
   Office Equipment (.4%)
    7,440   Herman Miller, Inc.                                    209,734
    5,908   HNI Corporation                                        324,526
                                                            --------------
                                                                   534,260
                                                            --------------
   Publishing (1.1%)
   10,230   Belo Corporation                                       219,024
    4,862   Lee Enterprises, Inc.                                  179,457
    2,606   Media General, Inc.                                    132,124
    3,860   Scholastic Corporation (b) (g)                         110,049

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  CONSUMER CYCLICAL--CONTINUED
   10,601   The Readers Digest Association, Inc.            $      161,347
      697   The Washington Post Company                            533,205
                                                            --------------
                                                                 1,335,206
                                                            --------------
   Retail (7.4%)
    5,131   99 Cents Only Stores (b)                                53,670
    9,486   Abercrombie & Fitch Company                            618,298
   11,704   Advance Auto Parts, Inc. (b)                           508,656
    5,826   Aeropostale, Inc. (b)                                  153,224
   14,239   American Eagle Outfitters, Inc.                        327,212
    7,084   American Greetings Corporation                         155,635
    7,888   AnnTaylor Stores Corporation (b)                       272,294
    5,697   Barnes & Noble, Inc.                                   243,091
    7,288   BJ's Wholesale Club, Inc. (b)                          215,433
    7,227   Borders Group, Inc.                                    156,609
   11,331   Carmax, Inc. (b) (g)                                   313,642
   19,590   Chico's FAS, Inc. (b)                                  860,589
   10,756   Claire's Stores, Inc.                                  314,290
    7,541   Copart, Inc. (b)                                       173,895
   11,486   Dollar Tree Stores, Inc. (b)                           274,975
   16,892   Foot Locker, Inc.                                      398,482
   14,481   Michaels Stores, Inc.                                  512,193
   12,132   O'Reilly Automotive, Inc. (b)                          388,345
    7,976   Pacific Sunwear of California, Inc. (b)                198,762
    7,426   Payless Shoesource, Inc. (b)                           186,393
   15,195   Petsmart, Inc. (g)                                     389,904
    9,384   Pier 1 Imports, Inc.                                    81,922
    6,581   Polo Ralph Lauren Corporation                          369,457
    4,923   Regis Corporation                                      189,880
   15,622   Ross Stores, Inc.                                      451,476
   15,044   Saks, Inc. (b)                                         253,642
    5,905   Timberland Company (b)                                 192,208
   11,944   Urban Outfitters, Inc. (b) (g)                         302,303
   12,447   Williams-Sonoma, Inc. (b) (g)                   $      537,088
                                                            --------------
                                                                 9,093,568
                                                            --------------
    Service (.5%)
    9,695   Adesa, Inc.                                            236,752
    4,205   Catalina Marketing
            Corporation                                            106,597
    6,118   Harte-Hanks, Inc.                                      161,454
    3,157   Rollins, Inc.                                           62,224
    4,853   Sotheby's Holdings, Inc. (b)                            89,101
                                                            --------------
                                                                   656,128
                                                            --------------
    Special Services (.3%)
    4,278   Corporate Executive Board Company                      383,737
                                                            --------------
    Textiles (.4%)
    5,749   Mohawk Industries, Inc. (b)                            500,048
                                                            --------------
  CONSUMER STAPLES (5.6%)
    Beverage (.1%)
    6,605   PepsiAmericas, Inc.                                    153,632
                                                            --------------
  Broadcasting (.3%)
    3,990   Emmis Communications Corporation (b)                    79,441
    4,126   Entercom Communications Corporation (b)                122,418
    7,100   Westwood One, Inc.                                     115,730
                                                            --------------
                                                                   317,589
                                                            --------------
  Food (1.2%)
   14,570   Dean Foods Company (b)                                 548,706
    7,904   Hormel Foods Corporation                               258,303
   10,702   Smithfield Foods, Inc. (b)                             327,481
    6,346   The JM Smucker Company                                 279,224
    2,692   Tootsie Roll Industries, Inc.                           77,880
                                                            --------------
                                                                 1,491,594
                                                            --------------
  Household Products (.3%)
    2,847   Blyth, Inc.                                             59,645
    6,963   Church & Dwight Company, Inc.                          229,988

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  CONSUMER STAPLES--CONTINUED
    5,698   Tupperware Brands Corporation                   $      127,635
                                                            --------------
                                                                   417,268
                                                            --------------
    Restaurants (1.3%)
    8,257   Applebee's International, Inc.                         186,526
    3,876   Bob Evans Farms, Inc.                                   89,380
    9,308   Brinker International, Inc.                            359,847
    5,004   CBRL Group, Inc.                                       175,891
    7,121   Outback Steakhouse, Inc.                               296,305
    6,714   Ruby Tuesday, Inc. (g)                                 173,825
    8,500   The Cheesecake Factory (b)                             317,815
                                                            --------------
                                                                 1,599,589
                                                            --------------
    Retail (.1%)
    3,705   Ruddick Corporation                                     78,842
                                                            --------------
    Service (2.2%)
    2,617   Banta Corporation                                      130,327
   10,605   Career Education Corporation (b)                       357,601
    9,894   Corinthian Colleges, Inc. (b)                          116,551
    6,260   DeVry, Inc. (b)                                        125,200
    7,240   Education Management Corporation (b)                   242,612
    4,071   ITT Educational Services, Inc. (b)                     240,637
    2,092   Kelly Services, Inc.                                    54,852
    4,561   Korn/Ferry International (b)                            85,245
    5,413   Laureate Education, Inc. (b) (g)                       284,237
    9,453   Manpower, Inc.                                         439,564
   10,949   MPS Group, Inc. (b)                                    149,673
    7,600   Rent-A-Center, Inc. (b)                                143,336
    7,158   United Rentals, Inc. (b) (g)                           167,426
    5,150   Valassis Communications, Inc. (b) (g)                  149,710
                                                            --------------
                                                                 2,686,971
                                                            --------------
    Tobacco (.1%)
    2,748   Universal Corporation                                  119,153
                                                            --------------
  ENERGY (10.0%)
    Mining (1.4%)
    7,002   Arch Coal, Inc. (g)                             $      556,659
   14,233   Peabody Energy Corporation                           1,173,084
                                                            --------------
                                                                 1,729,743
                                                            --------------
    Natural Gas (.5%)
   18,100   Southwestern Energy Company (b)                        650,514
                                                            --------------
    Oil & Gas (4.5%)
   12,400   Denbury Resources, Inc. (b)                            282,472
   16,590   ENSCO International, Inc.                              735,766
    5,935   Forest Oil Corporation (b)                             270,458
    5,630   Helmerich & Payne, Inc.                                348,553
   13,773   Newfield Exploration Company (b)                       689,614
   18,937   Noble Energy, Inc.                                     763,161
   18,705   Patterson-UTI Energy, Inc.                             616,330
   13,913   Pioneer Natural Resources Company                      713,320
    8,486   Plains Exploration & Production Company (b)            337,149
    6,485   Pogo Producing Company (g)                             323,018
   17,151   Pride International, Inc. (b)                          527,393
                                                            --------------
                                                                 5,607,234
                                                            --------------
    Oil & Gas Services (2.2%)
   12,278   Cooper Cameron Corporation (b)                         508,309
    7,453   FMC Technologies, Inc. (b)                             319,883
   13,917   Grant Prideco, Inc. (b)                                614,018
    9,939   Hanover Compressor Company (b)                         140,239
   21,691   Smith International, Inc.                              804,953
    6,492   Tidewater, Inc.                                        288,635
                                                            --------------
                                                                 2,676,037
                                                            --------------

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  ENERGY--CONTINUED
    Pipelines (1.4%)
   13,084   Equitable Resources, Inc.                       $      480,052
    9,142   National Fuel Gas Company                              285,139
    9,231   Questar Corporation                                    698,786
    6,243   Western Gas Resources, Inc.                            293,983
                                                            --------------
                                                                 1,757,960
                                                            --------------
  FINANCIAL (17.5%)
    Auto Finance (.3%)
   14,916   AmeriCredit Corporation (b)                            382,297
                                                            --------------
    Banks (4.3%)
   14,772   Associated Banc-Corporation                            480,829
    5,544   Bank of Hawaii Corporation                             285,738
    5,360   Cathay General Bancorp (g)                             192,638
    4,526   City National Corporation                              327,863
   18,797   Commerce Bancorp, Inc. New Jersey                      646,805
    5,108   Cullen/Frost Bankers, Inc.                             274,197
    8,933   FirstMerit Corporation                                 231,454
    5,435   Greater Bay Bancorp                                    139,245
    6,984   Investors Financial Services Corporation (g)           257,221
    8,885   Mercantile Bankshares Corporation                      501,469
    3,794   SVB Financial Group (b)                                177,711
   12,306   TCF Financial Corporation                              333,985
    4,405   Texas Regional Bancshares, Inc. Class A                124,661
   16,691   The Colonial BancGroup, Inc.                           397,580
    9,412   Washington Federal, Inc.                               216,382
    5,859   Webster Financial Corporation                          274,787
    3,500   Westamerica BanCorporation                             185,745
    7,342   Wilmington Trust Corporation                    $      285,677
                                                            --------------
                                                                 5,333,987
                                                            --------------
    Commercial Services (.1%)
    5,413   Deluxe Corporation                                     163,148
                                                            --------------
    Finance -- Diversified (1.0%)
   14,130   Eaton Vance Corporation                                386,597
    6,948   IndyMac Bancorp, Inc.                                  271,111
    8,892   Leucadia National Corporation                          422,014
    5,400   Navigant Consulting, Inc. (b) (g)                      118,692
                                                            --------------
                                                                 1,198,414
                                                            --------------
    Insurance (5.6%)
    5,059   American Financial Group, Inc.                         193,810
    4,170   AmerUs Group Company                                   236,314
   10,305   Arthur J Gallagher & Company                           318,219
   12,037   Brown & Brown, Inc. (g)                                367,610
    6,697   Everest Re Group, Ltd. (c)                             672,044
   18,783   Fidelity National Financial, Inc.                      691,027
   10,360   First American Corporation                             469,308
    5,816   Hanover Insurance Group, Inc.                          242,934
   11,452   HCC Insurance Holdings, Inc.                           339,895
    4,650   Horace Mann Educators Corporation                       88,164
    3,892   Mercury General Corporation                            226,592
    6,795   Ohio Casualty Corporation                              192,434
   19,833   Old Republic International Corporation                 520,815
    7,548   Protective Life Corporation                            330,376
    8,987   Radian Group, Inc. (f)                                 526,548
    5,954   Stancorp Financial Group, Inc.                         297,402
    9,693   The PMI Group, Inc.                                    398,092
    4,893   Unitrin, Inc.                                          220,430

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  FINANCIAL--CONTINUED
   12,139   WR Berkley Corporation                          $      578,059
                                                            --------------
                                                                 6,910,073
                                                            --------------
    Investment Bankers/Brokers (2.2%)
    8,334   AG Edwards, Inc.                                       390,531
    5,380   Jefferies Group, Inc. (g)                              241,992
    6,482   LaBranche & Company, Inc. (b) (g)                       65,533
   13,188   Legg Mason, Inc.                                     1,578,472
    6,182   Raymond James Financial, Inc.                          232,876
    9,064   Waddell & Reed Financial, Inc.                         190,072
                                                            --------------
                                                                 2,699,476
                                                            --------------
    Real Estate Investment Trust -- Apartments (.3%)
   14,849   United Dominion Realty Trust, Inc.                     348,061
                                                            --------------
    Real Estate Investment Trust -- Diversified (.3%)
    9,552   Liberty Property Trust                                 409,303
                                                            --------------
    Real Estate Investment Trust -- Hotels (.2%)
    7,788   Hospitality Properties Trust                           312,299
                                                            --------------
    Real Estate Investment Trust -- Office Property (.4%)
    5,848   Highwoods Properties, Inc.                             166,376
    6,712   Mack-Cali Realty Corporation                           289,958
                                                            --------------
                                                                   456,334
                                                            --------------
    Real Estate Investment Trust -- Shopping Centers (1.6%)
   11,784   Developers Diversified Realty Corporation (g)          554,084
   11,282   New Plan Excel Realty Trust                            261,517
    7,364   Regency Centers Corporation (g)                        434,108
    6,488   The Macerich Company                                   435,604
    8,700   Weingarten Realty Investors                            328,947
                                                            --------------
                                                                 2,014,260
                                                            --------------
    Real Estate Investment Trust --
      Warehouse/Industrial (.4%)
    9,250   AMB Property Corporation (g)                    $      454,822
                                                            --------------
    Savings and Loans (.8%)
    9,477   Astoria Financial Corporation                          278,624
    7,925   Independence Community Bank Corporation                314,860
   25,636   New York Community Bancorp, Inc. (g)                   423,507
                                                            --------------
                                                                 1,016,991
                                                            --------------
  HEALTH CARE (11.2%)
    Biotechnology (1.7%)
    7,200   Affymetrix, Inc. (b)                                   343,800
    7,829   Charles River Laboratories
             International, Inc. (b)                               331,715
    5,774   Invitrogen Corporation (b) (g)                         384,779
    3,391   Martek Biosciences Corporation (b) (g)                  83,453
   33,604   Millennium Pharmaceuticals,Inc. (b) (f)                325,959
   12,214   Protein Design Labs, Inc. (b) (g)                      347,122
   10,729   Vertex Pharmaceuticals, Inc. (b) (g)                   296,871
                                                            --------------
                                                                 2,113,699
                                                            --------------
    Drugs (3.2%)
   11,647   Barr Pharmaceuticals, Inc. (b)                         725,492
    6,308   Cephalon, Inc. (b) (g)                                 408,380
   23,703   IVAX Corporation (b) (f)                               742,615
   12,925   Omnicare, Inc. (g)                                     739,568
    3,706   Par Pharmaceutical Companies, Inc. (b)                 116,146
    8,901   Perrigo Company (g)                                    132,714
   11,483   Sepracor, Inc. (b) (f) (g)                             592,523
   10,027   Valeant Pharmaceuticals International                  181,288
    8,944   VCA Antech, Inc. (b) (g)                               252,221
                                                            --------------
                                                                 3,890,947
                                                            --------------

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  HEALTH CARE--CONTINUED
    Hospital Management (1.0%)
    9,593   Community Health Systems, Inc. (b)              $      367,796
    6,192   LifePoint Hospitals, Inc. (b)                          232,200
    9,324   Triad Hospitals, Inc. (b)                              365,780
    5,859   Universal Health Services, Inc.                        273,850
                                                            --------------
                                                                 1,239,626
                                                            --------------
    Managed Care (.5%)
   12,395   Health Net, Inc. (b)                                   638,962
                                                            --------------
    Medical Products/Supplies (3.8%)
    7,222   Advanced Medical Optics, Inc. (b) (g)                  301,879
    6,728   Beckman Coulter, Inc.                                  382,823
   12,334   Cytyc Corporation (b)                                  348,189
    8,478   Dentsply International, Inc.                           455,184
    6,494   Edwards Lifesciences Corporation (b)                   270,215
    5,520   Gen-Probe, Inc. (b)                                    269,321
    9,435   Henry Schein, Inc. (b)                                 411,743
    6,634   Hillenbrand Industries, Inc.                           327,786
    3,926   Inamed Corporation (b)                                 344,232
    3,840   Intuitive Surgical, Inc. (b)                           450,317
    7,399   STERIS Corporation                                     185,123
    4,174   Techne Corporation (b)                                 234,370
   14,238   Varian Medical Systems, Inc. (b) (g)                   716,741
                                                            --------------
                                                                 4,697,923
                                                            --------------
    Special Services (1.0%)
    5,293   Apria Healthcare Group, Inc. (b)                       127,614
    6,773   Covance, Inc. (b)                                      328,829
   10,501   Lincare Holdings, Inc. (b)                             440,097
    7,396   Renal Care Group, Inc. (b)                             349,905
                                                            --------------
                                                                 1,246,445
                                                            --------------
  TECHNOLOGY (15.0%)
    Computer Hardware (1.9%)
    7,523   Diebold, Inc.                                          285,874
    3,741   Imation Corporation                                    172,348
   19,930   Sandisk Corporation (b) (g)                          1,252,003
    5,468   The Reynolds & Reynolds Company                 $      153,487
   23,348   Western Digital Corporation (b) (g)                    434,506
                                                            --------------
                                                                 2,298,218
                                                            --------------
    Computer Networking (1.0%)
   41,887   3COM Corporation (b) (f)                               150,793
    7,419   Alliance Data Systems Corporation (b)                  264,117
    3,589   Anteon International Corporation (b)                   195,062
    9,656   ChoicePoint, Inc. (b)                                  429,789
   10,181   Polycom, Inc. (b) (g)                                  155,769
                                                            --------------
                                                                 1,195,530
                                                            --------------
    Computer Peripherals (.1%)
    5,237   Avocent Corporation (b)                                142,394
                                                            --------------
    Computer Services & Software (5.3%)
   29,626   Activision, Inc. (b)                                   407,061
    8,198   Acxiom Corporation (g)                                 188,554
    1,741   Advent Software, Inc. (b)                               50,332
   30,710   Cadence Design Systems, Inc. (b) (f)                   519,613
   15,643   Ceridian Corporation (b)                               388,729
    6,728   Certegy, Inc.                                          272,888
    9,815   Checkfree Corporation (b)                              450,508
   14,958   Cognizant Technology Solutions Corporation (b)         753,135
    5,249   CSG Systems International (b) (g)                      117,158
    7,185   Dun & Bradstreet Corporation (b)                       481,108
    4,267   F5 Networks, Inc. (b) (g)                              244,030
    6,267   Gartner, Inc. (b) (g)                                   80,844
   12,548   Ingram Micro, Inc. Class A (b)                         250,082
   18,159   McAfee, Inc. (b)                                       492,654
   16,489   McData Corporation (b)                                  62,658
    8,570   Mentor Graphics Corporation (b)                         88,614
    9,147   MoneyGram International, Inc.                          238,554
    5,997   National Instruments Corporation                       192,204
    7,584   RSA Security, Inc. (b)                                  85,168

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  TECHNOLOGY--CONTINUED
    6,857   SEI Investments Company                         $      253,709
    4,024   SRA International, Inc. Class A (b)                    122,893
    9,861   Sybase, Inc. (b)                                       215,561
   15,621   Synopsys, Inc. (b)                                     313,357
    4,023   Transaction Systems Architects, Inc. (b)               115,822
    8,012   Wind River Systems, Inc. (b)                           118,337
                                                            --------------
                                                                 6,503,573
                                                            --------------
    Computer Systems (.1%)
    8,033   Jack Henry & Associates, Inc.                          153,270
                                                            --------------
    Electrical Defense (.3%)
    4,003   Alliant Techsystems, Inc. (b)                          304,909
                                                            --------------
    Electrical Equipment (.6%)
   16,735   Gentex Corporation                                     326,332
    9,384   Kemet Corporation (b)                                   66,345
    4,715   Plexus Corporation (b)                                 107,219
   19,929   Vishay Intertechnology, Inc. (b) (f) (g)               274,223
                                                            --------------
                                                                   774,119
                                                            --------------
    Electrical Instruments (1.2%)
    9,621   Amphenol Corporation                                   425,825
    7,150   Harman International Industries, Inc.                  699,628
    5,732   Thomas & Betts Corporation (b)                         240,515
    3,356   Varian, Inc. (b) (g)                                   133,535
                                                            --------------
                                                                 1,499,503
                                                            --------------
    Electronic Components -- Semiconductor (3.2%)
   46,031   Atmel Corporation (b) (f)                              142,236
   10,762   Credence Systems Corporation (b) (g)                    74,903
    8,214   Cree, Inc. (b) (g)                                     207,321
   14,652   Cypress Semiconductor Corporation (b) (g)              208,791
   13,001   Fairchild Semiconductor
             International, Inc. (b)                               219,847
   21,609   Integrated Device Technology, Inc. (b)                 284,807
    7,663   International Rectifier Corporation (b) (g)     $      244,450
   16,722   Intersil Corporation                                   416,043
   14,721   Lam Research Corporation (b) (g)                       525,245
   12,298   Lattice Semiconductor Corporation (b)                   53,127
   17,877   MEMC Electronic Materials, Inc. (b)                    396,333
    7,038   Micrel, Inc. (b)                                        81,641
   22,751   Microchip Technology, Inc. (f)                         731,445
    7,868   Semtech Corporation (b)                                143,670
    4,851   Silicon Laboratories, Inc. (b)                         177,838
   15,154   Triquint Semiconductor, Inc. (b)                        67,435
                                                            --------------
                                                                 3,975,132
                                                            --------------
    Electronics -- Computer Distribution (.6%)
   12,942   Arrow Electronics, Inc. (b)                            414,533
   15,794   Avnet, Inc. (b)                                        378,108
                                                            --------------
                                                                   792,641
                                                            --------------
    Service -- Data Processing (.7%)
    6,844   DST Systems, Inc. (b)                                  410,024
    7,091   Fair Isaac Corporation                                 313,209
   13,076   The BISYS Group, Inc. (b)                              183,195
                                                            --------------
                                                                   906,428
                                                            --------------
  TRANSPORTATION (3.0%)
    Air Freight (1.2%)
   18,501   CH Robinson Worldwide, Inc.                            685,092
   11,542   Expeditors International Washington, Inc.              779,200
                                                            --------------
                                                                 1,464,292
                                                            --------------
    Airlines (.4%)
    9,505   Airtran Holdings, Inc. (b) (g)                         152,365
    3,605   Alaska Air Group, Inc. (b) (g)                         128,771
   16,329   JetBlue Airways Corporation (b) (g)                    251,140
                                                            --------------
                                                                   532,276
                                                            --------------

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
  TRANSPORTATION--CONTINUED
    Shipping (.4%)
    4,791   Alexander & Baldwin, Inc.                       $      259,864
    3,217   Overseas Shipholding Group                             162,104
                                                            --------------
                                                                   421,968
                                                            --------------
    Transport Services (.2%)
    6,294   Yellow Roadway Corporation (b)                         280,775
                                                            --------------
    Trucking (.8%)
    5,603   CNF, Inc.                                              313,152
    5,477   GATX Corporation                                       197,610
   13,392   JB Hunt Transport Services, Inc.                       303,195
    5,595   Swift Transportation Company, Inc. (b)                 113,578
    5,520   Werner Enterprises, Inc.                               108,744
                                                            --------------
                                                                 1,036,279
                                                            --------------
  UTILITIES (5.9%)
    Electric Companies (4.8%)
   12,647   Alliant Energy Corporation                             354,622
   40,419   Aquila, Inc. (b) (g)                                   145,508
    3,601   Black Hills Corporation                                124,631
   13,804   DPL, Inc.                                              359,042
    8,440   Duquesne Light Holdings, Inc.                          137,741
   15,987   Energy East Corporation                                364,504
    8,085   Great Plains Energy, Inc.                              226,057
    8,763   Hawaiian Electric Industries, Inc. (g)                 226,962
    4,517   Idacorp, Inc.                                          132,348
   12,974   MDU Resources Group, Inc.                              424,769
   16,244   Northeast Utilities                                    319,844
   11,561   NSTAR                                                  331,801
    9,803   OGE Energy Corporation                                 262,622
   20,474   Pepco Holdings, Inc.                                   458,003
    7,347   PNM Resources, Inc.                                    179,928
   12,498   Puget Energy, Inc.                                     255,209
   12,392   SCANA Corporation                                      487,997
   19,854   Sierra Pacific Resources (b)                           258,896
    9,389   Westar Energy, Inc.                             $      201,863
   12,663   Wisconsin Energy Corporation                           494,617
    4,375   WPS Resources Corporation                              241,981
                                                            --------------
                                                                 5,988,945
                                                            --------------
    Natural Gas (.8%)
    8,405   AGL Resources, Inc.                                    292,578
   10,561   Oneok, Inc. (g)                                        281,240
    8,236   Vectren Corporation                                    223,690
    5,206   WGL Holdings, Inc.                                     156,492
                                                            --------------
                                                                   954,000
                                                            --------------
    Water Utilities (.3%)
   13,928   Aqua America, Inc.                                     380,234
                                                            --------------
Total common stocks
 (cost: $95,369,434)                                           118,127,191
                                                            --------------
S&P DEPOSITORY RECEIPT (.5%)
  INVESTMENT BANKERS/BROKERS (.5%)
    4,500   S&P Depository Receipt                                 605,790
                                                            --------------
Total S&P depository receipt
 (cost: $615,857)                                                  605,790
                                                            --------------

                 See accompanying notes to financial statements.

                                                                                                 MARKET
PRINCIPAL                                                                  RATE    MATURITY     VALUE(a)
---------                                                                 ------   --------  --------------
SECURITIES LENDING COLLATERAL (12.7%)
  COMMERCIAL PAPER (3.8%)
$     181,454   Aquifer Funding, LLC (e)                                  4.320%   01/04/06  $      181,432
      680,331   Atlas Capital Funding, Ltd. (e)                           4.320%   05/08/06         680,331
       97,190   Atomium Funding Corporation (e)                           4.000%   01/13/06          97,075
       97,190   Atomium Funding Corporation (e)                           4.300%   02/01/06          96,856
      390,218   Atomium Funding Corporation (e)                           4.400%   02/09/06         388,486
      583,141   Concord Minutemen Capital Company (e)                     4.330%   01/10/06         583,141
      874,711   Deer Valley Funding Corporation (e)                       4.340%   01/13/06         873,679
      583,141   Lehman Brothers Holdings, Inc.                            4.300%   03/16/06         583,141
      194,380   Liquid Funding, Ltd. (e)                                  4.380%   02/01/06         193,712
      272,132   Morgan Stanley                                            4.330%   02/03/06         272,133
      777,521   Nieuw Amsterdam Receivables Corporation (e)               4.340%   01/18/06         776,145
                                                                                             --------------
                                                                                                  4,726,131
                                                                                             --------------
  CORPORATE NOTES (2.9%)
      680,331   American General Finance (d)                              4.370%   01/12/07         680,488
      388,761   Beta Finance, Inc. (d)                                    4.300%   06/02/06         388,877
      874,711   General Electric Capital Assurance Company                4.450%   06/16/06         874,711
      388,761   GS Group, Inc.                                            4.350%   06/30/06         388,761
      485,951   Metropolitan Life Global Funding I (d)                    4.310%   03/06/06         485,956
      485,951   Morgan Stanley                                            4.400%   08/13/10         486,024
      333,265   Tango Finance Corporation (d)                             4.290%   10/25/06         333,362
                                                                                             --------------
                                                                                                  3,638,178
                                                                                             --------------
  REPURCHASE AGREEMENT (6.0%)
    7,358,794   Morgan Stanley, Wells Fargo and Bank of New York
                 Repurchase Agreement account; dated 12/30/05, rate
                 4.300%, due 01/03/06; proceeds $7,362,310
                 (Collateralized by Corporate Obligations and
                 Government Securities due 01/04/06 -- 05/22/06)                                  7,358,794
                                                                                             --------------
                Total securities lending collateral
                 (cost: $15,723,103)                                                             15,723,103
                                                                                             --------------
SHARES
------
SHORT-TERM SECURITIES (3.5%)
  INVESTMENT COMPANIES (3.5%)
    1,800,000   American Beacon Funds, current rate 4.230%                                        1,800,000
    2,466,084   Federated Money Market Obligation Trust --
                 Prime Obligation, current rate 4.156%                                            2,466,084
                                                                                             --------------
                Total short-term securities (cost: $4,266,084)                                    4,266,084
                                                                                             --------------
                Total investments in securities
                 (cost: $115,974,478) (h)                                                    $  138,722,169
                Payable upon return of securities loaned (-12.7%)                               (15,723,103)
                                                                                             --------------
                Cast and other assets in excess of liabilities (.5%)                                650,015
                                                                                             --------------
                Total Net Assets (100%)                                                      $  123,649,081
                                                                                             ==============

                 See accompanying notes to financial statements.

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held .5% of net assets in foreign securities at December 31, 2005.
(d)  Variable rate security.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 3.1% of the Portfolio's net assets at December 31, 2005.
(f) Fully or partially pledged as initial margin deposits on open index futures purchase contracts.

HOLDINGS OF OPEN FUTURES CONTRACTS

On December 31, 2005, securities with an aggregate market value of $1,835,113 have been segregated to cover margin requirements for the following open futures contracts:

                                          NUMBER OF   POSITION    UNREALIZED     UNREALIZED
TYPE                        EXPIRATION    CONTRACTS     TYPE     APPRECIATION   DEPRECIATION
--------------------        ----------    ---------   --------   ------------   -------------
S&P Mid 400(R) EMINI        March 2006       62         long     $        981   $      16,207
                                          =========              ============   =============

(g)  Securities (or a portion of securities) on loan as of December 31, 2005.

(h) At December 31, 2005 the cost of securities for federal income tax purposes was $116,403,329. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                       $          27,455,332
     Gross unrealized depreciation                                  (5,136,492)
                                                         ---------------------
     Net unrealized appreciation                         $          22,318,840
                                                         =====================

                 See accompanying notes to financial statements.

                                                Real Estate Securities Portfolio
                                                       Investments in Securities
                                                               DECEMBER 31, 2005

           (Percentages of each investment category relate to total net assets.)

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
COMMON STOCKS (97.1%)
   CONSUMER CYCLICAL (9.6%)
    Lodging -- Hotel (9.6%)
  157,700   Hilton Hotels Corporation                       $    3,802,147
   19,300   Marriott International, Inc.                         1,292,521
   85,400   Starwood Hotels & Resorts Worldwide, Inc.            5,453,644
                                                            --------------
                                                                10,548,312
                                                            --------------
   FINANCIAL (87.5%)
    Real Estate (4.5%)
  135,100   Brookfield Properties Company (c)                    3,974,642
   27,168   Forest City Enterprises, Inc.                        1,030,482
                                                            --------------
                                                                 5,005,124
                                                            --------------
    Real Estate Investment Trust -- Apartments (16.2%)
   71,600   American Campus Communities, Inc.                    1,775,680
   47,100   Archstone-Smith Trust                                1,973,019
   27,500   AvalonBay Communities, Inc.                          2,454,375
   52,400   Camden Property Trust (h)                            3,035,008
   81,200   Educational Realty Trust, Inc. (h)                   1,046,668
   97,500   Equity Residential Properties Trust, Inc. (h)        3,814,200
   10,000   Essex Property Trust, Inc.                             922,000
   16,000   Home Properties, Inc. (h)                              652,800
   94,775   United Dominion Realty Trust, Inc.                   2,221,526
                                                            --------------
                                                                17,895,276
                                                            --------------
    Real Estate Investment Trust -- Diversified (6.1%)
   48,300   Cousins Properties, Inc. (h)                         1,366,890
   13,500   Equity Lifestyle Properties, Inc.                      600,750
   24,900   Liberty Property Trust                               1,066,965
  113,600   NorthStar Realty Finance Corporation                 1,157,584
   30,700   Vornado Realty Trust                            $    2,562,529
                                                            --------------
                                                                 6,754,718
                                                            --------------
    Real Estate Investment Trust -- Health Care (1.4%)
   46,400   Ventas, Inc.                                         1,485,728
                                                            --------------
    Real Estate Investment Trust -- Hotels (6.8%)
   83,100   DiamondRock Hospitality Company                        993,876
   28,200   Eagle Hospitality Properties                           215,166
   63,400   Hersha Hospitality Trust                               571,234
   92,900   Host Marriott Corporation                            1,760,455
   24,700   Innkeepers USA Trust                                   395,200
   73,500   Strategic Hotel Capital, Inc.                        1,512,630
   53,600   Sunstone Hotel Investors, Inc.                       1,424,152
   69,300   Winston Hotels, Inc.                                   686,070
                                                            --------------
                                                                 7,558,783
                                                            --------------
    Real Estate Investment Trust -- Mortgage (2.7%)
   35,400   Gramercy Capital Corporation                           806,412
   31,100   Newcastle Investment Corporation                       772,835
   78,500   Spirit Finance Corporation                             890,975
   48,300   Spirit Finance Corporation (f) (g)                     548,205
                                                            --------------
                                                                 3,018,427
                                                            --------------
    Real Estate Investment Trust -- Office Property (13.4%)
   14,500   Alexandria Real Estate Equities, Inc.                1,167,250
   99,902   BioMed Realty Trust, Inc.                            2,437,609
   28,200   Boston Properties, Inc.                              2,090,466
   88,500   Brandywine Realty Trust (h)                          2,470,035
   32,700   Columbia Equity Trust, Inc.                            528,105
   18,100   Equity Office Properties Trust                         548,973

                 See accompanying notes to financial statements.

                                                                MARKET
SHARES                                                         VALUE(a)
------                                                      --------------
   FINANCIAL--CONTINUED
    4,400   Kilroy Realty Corporation                       $      272,360
   45,400   Maguire Properties, Inc.                             1,402,860
   30,300   Republic Property Trust (b) (h)                        363,600
    6,100   SL Green Realty Corporation                            465,979
  131,500   Trizec Properties, Inc.                              3,013,980
                                                            --------------
                                                                14,761,217
                                                            --------------
    Real Estate Investment Trust -- Regional Mall (11.9%)
   11,300   CBL & Associates Properties, Inc.                      446,463
   95,220   General Growth Properties, Inc. (h)                  4,474,388
   81,600   Simon Property Group, Inc. (h)                       6,253,008
   46,400   The Mills Corporation (h)                            1,946,016
                                                            --------------
                                                                13,119,875
                                                            --------------
    Real Estate Investment Trust -- Self Storage (3.4%)
   59,061   Extra Space Storage, Inc. (h)                          909,539
   26,700   Public Storage, Inc. (h)                             1,808,124
   51,200   U-Store-It Trust                                     1,077,760
                                                            --------------
                                                                 3,795,423
                                                            --------------
    Real Estate Investment Trust -- Shopping Centers (12.2%)
   86,700   Developers Diversified Realty Corporation       $    4,076,634
   80,300   Equity One, Inc.                                     1,856,536
  106,500   Kimco Realty Corporation                             3,416,520
  149,100   Kite Realty Group Trust                              2,306,577
    8,500   Pan Pacific Retail Properties, Inc. (h)                568,565
   21,500   Regency Centers Corporation (h)                      1,267,425
                                                            --------------
                                                                13,492,257
                                                            --------------
    Real Estate Investment Trust --
     Warehouse/Industrial (8.9%)
   41,800   First Industrial Realty Trust, Inc.                  1,609,300
   23,200   First Potomac Realty Trust                             617,120
  162,476   ProLogis                                             7,590,879
                                                            --------------
                                                                 9,817,299
                                                            --------------
Total common stocks (cost: $77,886,481)                        107,252,439
                                                            --------------

                                                                                                 MARKET
PRINCIPAL                                                                RATE     MATURITY      VALUE(a)
---------                                                              --------  ----------  -------------
SECURITIES LENDING COLLATERAL (25.4%)
  COMMERCIAL PAPER (7.6%)
$     324,040   Aquifer Funding, LLC (e)                                  4.320%   01/04/06         324,001
    1,214,932   Atlas Capital Funding, Ltd. (e)                           4.320%   05/08/06       1,214,932
      173,562   Atomium Funding Corporation (e)                           4.000%   01/13/06         173,357
      173,562   Atomium Funding Corporation (e)                           4.300%   02/01/06         172,964
      696,850   Atomium Funding Corporation (e)                           4.400%   02/09/06         693,756
    1,041,370   Concord Minutement Capital Company (e)                    4.330%   03/16/06       1,041,370
    1,562,055   Deer Valley Funding Corporation (e)                       4.340%   01/13/06       1,560,212
    1,041,370   Lehman Brothers Holdings, Inc.                            4.300%   01/10/06       1,041,370
      347,123   Liquid Funding, Ltd. (e)                                  4.380%   02/01/06         345,929
      485,973   Morgan Stanley                                            4.330%   02/03/06         485,973
    1,388,493   Nieuw Amsterdam Receivables Corporation (e)               4.340%   01/18/06       1,386,036
                                                                                             --------------
                                                                                                  8,439,900
                                                                                             --------------

                 See accompanying notes to financial statements.

                                                                                                 MARKET
PRINCIPAL                                                                RATE     MATURITY      VALUE(a)
---------                                                              --------  ----------  -------------
SECURITIES LENDING COLLATERAL--CONTINUED
  CORPORATE NOTES (5.9%)
$   1,214,932   American General Finance (d)                              4.370%   01/12/07  $    1,215,212
      694,247   Beta Finance, Inc.(d)                                     4.300%   06/02/06         694,455
    1,562,055   General Electric Capital Assurance Company                4.450%   06/16/06       1,562,055
      694,247   GS Group, Inc.                                            4.350%   06/30/06         694,247
      867,808   Metropolitan Life Global Funding I (d)                    4.310%   03/06/06         867,817
      867,808   Morgan Stanley                                            4.400%   08/13/10         867,938
      595,143   Tango Finance Corporation (d)                             4.290%   10/25/06         595,316
                                                                                             --------------
                                                                                                  6,497,040
                                                                                             --------------
  REPURCHASE AGREEMENT (11.9%)
   13,141,296   Morgan Stanley, Wells Fargo and Bank of New York
                 Repurchase Agreement account; dated 12/30/2005,
                 rate 4.300%, due 01/03/2006; proceeds $13,147,575
                 (Collateralized by Corporate Obligations and
                 Government Securities due 01/04/06 -- 05/22/06)                                 13,141,296
                                                                                             --------------
                Total securities lending collateral
                 (cost: $28,078,236)                                                             28,078,236
                                                                                             --------------
SHARES
------
SHORT-TERM SECURITY (2.0%)
  INVESTMENT COMPANY (2.0%)
    2,234,414   Federated Money Market Obligation Trust --
                  Prime Obligation Fund, current rate 4.160%                                      2,234,414
                                                                                             --------------
                Total short-term security (cost: $2,234,414)                                      2,234,414
                                                                                             --------------
                Total investments in securities
                 (cost: $108,199,131) (i)                                                    $  137,565,089
                                                                                             --------------
                Payable upon return of securities loaned (-25.4%)                               (28,078,236)
                Cash and other assets in excess of liabilities (.9%)                                949,811
                                                                                             --------------
                Total Net Assets (100%)                                                      $  110,436,664
                                 ====                                                        ==============

INVESTMENTS IN SECURITIES LEGEND

(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held 3.6% of net assets in foreign securities at December 31, 2005.
(d)  Variable rate security.
(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 6.9% of the Portfolio's net assets at December 31, 2005.
(f) This security is being fair-valued according to procedures approved by the Board of Directors.
(g) Represents ownership in an illiquid security. (See note 6 to the financial statements.) Information concerning the illiquid security held at December 31, 2005, which includes acquisition date(s) and cost, is as follows:

                                                     ACQUISITION   ACQUISITION
     SECURITY:                                         DATE(S)        COST
     ---------                                       -----------   -----------
     Spirit Finance Corporation -- 144A Issue*         various     $   483,000

* A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.

                 See accompanying notes to financial statements.

(h)  Securities (or a portion of securities) on loan as of December 31, 2005.
(i) At December 31, 2005 the cost of securities for federal income tax purposes was $108,321,774. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation         $         29,684,860
     Gross unrealized depreciation                     (441,545)
                                           --------------------
     Net unrealized appreciation           $         29,243,315
                                           ====================

                 See accompanying notes to financial statements.

                 (This page has been left blank intentionally.)

Advantus Series Funds, Inc.
Statements of Assets and Liabilities
DECEMBER 31, 2005

                                                                                            MONEY            MORTGAGE
                                                                          BOND              MARKET          SECURITIES
                                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                    ---------------    ---------------    ---------------
                            ASSETS
Investments in securities, at market value - see accompanying
 schedule for detailed listing*+                                    $   383,682,545    $    97,883,339    $   210,541,842
Cash in bank on demand deposit                                               34,137                  -             15,702
Foreign currency in bank on deposit (identified cost: $626,108)                   -                  -                  -
Receivable for Fund shares sold                                             133,427                  -                  -
Receivable for investment securities sold (including paydowns)                    -                  -          1,197,171
Dividends and accrued interest receivable                                 2,524,945              3,810            947,693
Receivable for refundable foreign income taxes withheld                           -                  -                  -
Unrealized appreciation on forward foreign currency contracts
 held, at value (note 2)                                                          -                  -                  -
Prepaid expenses                                                             11,663              3,350              7,435
                                                                    ---------------    ---------------    ---------------
     Total assets                                                       386,386,717         97,890,499        212,709,843
                                                                    ---------------    ---------------    ---------------

                          LIABILITIES
Payable for Fund shares repurchased                                               -            517,062            132,974
Payable for investment securities purchased                                       -                  -                  -
Payable for securities purchased on a forward - commitment
 basis (note 2)                                                           5,041,493                  -          6,903,744
Dividends payable to shareholders                                                 -            285,914                  -
Payable to Advisor                                                          186,130             47,811            110,259
Accrued expenses                                                             43,221             23,220             44,633
Unrealized depreciation on forward foreign currency contracts
 held, at value (note 2)                                                          -                  -                  -
Variation margin payable                                                          -                  -              1,175
Payable upon return of securities loaned (note 5)                        45,022,986                  -         10,222,566
                                                                    ---------------    ---------------    ---------------
     Total liabilities                                                   50,293,830            874,007         17,415,351
                                                                    ---------------    ---------------    ---------------
Net assets applicable to outstanding capital stock                  $   336,092,887    $    97,016,492    $   195,294,492
                                                                    ===============    ===============    ===============
Represented by:
  Capital stock - authorized 10 trillion shares of
   $.01 par value**                                                 $     2,277,496    $       970,185    $     1,349,932
  Additional paid-in capital                                            337,628,957         96,048,341        198,827,120
  Undistributed (distributions in excess of) net investment
   income                                                                         -                  -                  -
  Accumulated net realized gains (losses) from investments
   and foreign currency transactions                                       (282,203)            (2,034)           (33,998)
  Unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities in foreign currencies           (3,531,363)                 -         (4,848,562)
                                                                    ---------------    ---------------    ---------------
     Total - representing net assets applicable to
      outstanding capital stock                                     $   336,092,887    $    97,016,492    $   195,294,492
                                                                    ===============    ===============    ===============
Net asset value per share of outstanding capital stock              $          1.48    $          1.00    $          1.45
                                                                    ===============    ===============    ===============
 * Identified cost                                                  $   387,213,908    $    97,883,339    $   215,310,951
** Shares outstanding                                                   227,749,649         97,018,526        134,993,207
 + Including securities on loan of                                  $    44,111,558    $             -    $    10,056,101

See accompanying notes to financial statements

                                                                                          MATURING           MATURING
                                                                                         GOVERNMENT         GOVERNMENT
                                                                       INDEX 500          BOND 2006          BOND 2010
                                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                    ---------------    ---------------    ---------------
                            ASSETS
Investments in securities, at market value - see accompanying
 schedule for detailed listing*+                                    $   724,907,001    $     3,870,373    $     5,019,779
Cash in bank on demand deposit                                                4,119                  -                  -
Foreign currency in bank on deposit (identified cost: $626,108)                   -                  -                  -
Receivable for Fund shares sold                                                   -                  -                  -
Receivable for investment securities sold (including paydowns)               46,487                  -                  -
Dividends and accrued interest receivable                                   893,248                 62                 29
Receivable for refundable foreign income taxes withheld                           -                  -                  -
Unrealized appreciation on forward foreign currency contracts
 held, at value (note 2)                                                          -                  -                  -
Prepaid expenses                                                             34,197                156                192
                                                                    ---------------    ---------------    ---------------
     Total assets                                                       725,885,052          3,870,591          5,020,000
                                                                    ---------------    ---------------    ---------------

                          LIABILITIES
Payable for Fund shares repurchased                                         113,838                130                410
Payable for investment securities purchased                                 824,492                  -                  -
Payable for securities purchased on a forward - commitment
 basis (note 2)                                                                   -                  -                  -
Dividends payable to shareholders                                                 -                  -                  -
Payable to Advisor                                                          230,246              3,442              3,717
Accrued expenses                                                             86,230             14,584             13,151
Unrealized depreciation on forward foreign currency contracts
 held, at value (note 2)                                                          -                  -                  -
Variation margin payable                                                     26,114                  -                  -
Payable upon return of securities loaned (note 5)                        62,729,809                  -                  -
                                                                    ---------------    ---------------    ---------------
     Total liabilities                                                   64,010,729             18,156             17,278
                                                                    ---------------    ---------------    ---------------
Net assets applicable to outstanding capital stock                  $   661,874,323    $     3,852,435    $     5,002,722
                                                                    ===============    ===============    ===============
Represented by:
  Capital stock - authorized 10 trillion shares of
   $.01 par value**                                                 $     1,662,297    $        27,645    $        31,244
  Additional paid-in capital                                            419,554,301          3,764,419          4,736,228
  Undistributed (distributions in excess of) net investment
   income                                                                         -                  -                  -
  Accumulated net realized gains (losses) from investments
   and foreign currency transactions                                    (28,754,246)                 -                  -
  Unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities in foreign currencies          269,411,971             60,371            235,250
                                                                    ---------------    ---------------    ---------------
     Total - representing net assets applicable to
      outstanding capital stock                                     $   661,874,323    $     3,852,435    $     5,002,722
                                                                    ===============    ===============    ===============
Net asset value per share of outstanding capital stock              $          3.98    $          1.39    $          1.60
                                                                    ===============    ===============    ===============
 * Identified cost                                                  $   455,428,435    $     3,810,002    $     4,784,529
** Shares outstanding                                                   166,229,701          2,764,472          3,124,441
 + Including securities on loan of                                  $    59,969,404    $             -    $             -

                                                                     INTERNATIONAL        INDEX 400         REAL ESTATE
                                                                          BOND             MID-CAP           SECURITIES
                                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                    ---------------    ---------------    ---------------
                            ASSETS
Investments in securities, at market value - see accompanying
 schedule for detailed listing*+                                    $    63,179,277    $   138,722,169    $   137,565,089
Cash in bank on demand deposit                                                    -                  -             20,669
Foreign currency in bank on deposit (identified cost: $626,108)             600,179                  -                  -
Receivable for Fund shares sold                                               7,463            171,217                  -
Receivable for investment securities sold (including paydowns)                    -          1,153,087            565,613
Dividends and accrued interest receivable                                   918,760             91,900            619,233
Receivable for refundable foreign income taxes withheld                      26,987                  -                  -
Unrealized appreciation on forward foreign currency contracts
 held, at value (note 2)                                                    432,418                  -                  -
Prepaid expenses                                                              2,280             14,143              3,944
                                                                    ---------------    ---------------    ---------------
     Total assets                                                        65,167,364        140,152,516        138,774,548
                                                                    ---------------    ---------------    ---------------

                          LIABILITIES
Payable for Fund shares repurchased                                               -                  -            130,009
Payable for investment securities purchased                                       -            698,064             15,014
Payable for securities purchased on a forward - commitment
 basis (note 2)                                                                   -                  -                  -
Dividends payable to shareholders                                                 -                  -                  -
Payable to Advisor                                                           47,981             44,628             91,938
Accrued expenses                                                             29,527             25,754             22,687
Unrealized depreciation on forward foreign currency contracts
 held, at value (note 2)                                                    413,636                  -                  -
Variation margin payable                                                          -             11,886                  -
Payable upon return of securities loaned (note 5)                         1,749,330         15,723,103         28,078,236
                                                                    ---------------    ---------------    ---------------
     Total liabilities                                                    2,240,474         16,503,435         28,337,884
                                                                    ---------------    ---------------    ---------------
Net assets applicable to outstanding capital stock                  $    62,926,890    $   123,649,081    $   110,436,664
                                                                    ===============    ===============    ===============
Represented by:
  Capital stock - authorized 10 trillion shares of
   $.01 par value**                                                 $       474,679    $       737,057    $       503,785
  Additional paid-in capital                                             64,887,933        100,593,185         80,689,564
  Undistributed (distributions in excess of) net investment
   income                                                                   (18,782)                 -                  -
  Accumulated net realized gains (losses) from investments
   and foreign currency transactions                                       (295,881)          (413,626)          (122,643)
  Unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities in foreign currencies           (2,121,059)        22,732,465         29,365,958
                                                                    ---------------    ---------------    ---------------
     Total - representing net assets applicable to
      outstanding capital stock                                     $    62,926,890    $   123,649,081    $   110,436,664
                                                                    ===============    ===============    ===============
Net asset value per share of outstanding capital stock              $          1.33    $          1.68    $          2.19
                                                                    ===============    ===============    ===============
 * Identified cost                                                  $    65,263,282    $   115,974,478    $   108,199,131
** Shares outstanding                                                    47,467,903         73,705,717         50,378,541
 + Including securities on loan of                                  $     1,628,616    $    15,158,023    $    27,152,676

Advantus Series Funds, Inc.
Statements of Operations
YEAR ENDED DECEMBER 31, 2005

                                                                                           MONEY             MORTGAGE
                                                                         BOND              MARKET           SECURITIES
                                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                    ---------------    ---------------    ---------------
Investment Income
 Interest (net of foreign withholding taxes of $34,477 for
  International Bond Portfolio)                                     $    16,540,546    $     2,944,810    $    11,526,369
 Dividends (net of foreign withholding taxes of $16,111 for
  Real Estate Securities Portfolio)                                         217,672                  -                  -
 Income from securities lending activities                                   65,208                  -              2,478
 Commission reimbursement income                                                  -                  -                  -
                                                                    ---------------    ---------------    ---------------
     Total investment income                                             16,823,426          2,944,810         11,528,847
                                                                    ---------------    ---------------    ---------------
Expenses (note 4):
 Investment advisory fee                                                  1,285,464            280,081            809,025
 Rule 12b-1 fees                                                            803,415            233,401            505,641
 Administrative services fee                                                 31,199             31,200             31,200
 Custodian fees                                                               5,066              4,458              5,545
 Audit and accounting services                                              117,078             80,571             96,290
 Legal fees                                                                  77,585             21,673             62,605
 Printing and shareholder reports                                            48,357             13,709             30,214
 Director's fees                                                             12,168              3,475              8,743
 Insurance                                                                    7,229              2,051              5,603
 S&P licensing fee                                                                -                  -                  -
 Other                                                                       17,948              3,959             12,139
                                                                    ---------------    ---------------    ---------------
     Total expenses                                                       2,405,509            674,578          1,567,005
                                                                    ---------------    ---------------    ---------------
     Investment income - net                                             14,417,917          2,270,232          9,961,842
                                                                    ---------------    ---------------    ---------------
Realized and Unrealized gains (losses) on investments and foreign currencies:
 Net realized gains (losses) from:
   Investments (note 3)                                                   1,697,520               (598)           522,712
   Foreign currency transactions                                                  -                  -                  -
   Futures transactions                                                           -                  -            220,245
 Net change in unrealized appreciation or depreciation on:
   Investments                                                           (8,373,265)                 -         (4,776,650)
   Translation of assets and liabilities in foreign currency                      -                  -                  -
   Futures transactions                                                           -                  -            (34,820)
                                                                    ---------------    ---------------    ---------------
Net gains (losses) on investments                                        (6,675,745)              (598)        (4,068,513)
                                                                    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from operations     $     7,742,172    $     2,269,634    $     5,893,329
                                                                    ===============    ===============    ===============

See accompanying notes to financial statements

                                                                                          MATURING           MATURING
                                                                                         GOVERNMENT         GOVERNMENT
                                                                       INDEX 500          BOND 2006          BOND 2010
                                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                    ---------------    ---------------    ---------------
Investment Income
 Interest (net of foreign withholding taxes of $34,477 for
  International Bond Portfolio)                                     $       130,758    $       242,616    $       296,128
 Dividends (net of foreign withholding taxes of $16,111 for
  Real Estate Securities Portfolio)                                      11,920,661                  -                  -
 Income from securities lending activities                                   87,025                  -                405
 Commission reimbursement income                                                  -                  -                  -
                                                                    ---------------    ---------------    ---------------
     Total investment income                                             12,138,444            242,616            296,533
                                                                    ---------------    ---------------    ---------------

Expenses (note 4):
 Investment advisory fee                                                    973,192             11,377             14,401
 Rule 12b-1 fees                                                          1,621,986                  -                  -
 Administrative services fee                                                 31,200             31,200             31,200
 Custodian fees                                                              26,263              1,460              1,451
 Audit and accounting services                                              191,053             76,411             77,656
 Legal fees                                                                 148,188              1,572              1,595
 Printing and shareholder reports                                            96,499                666                836
 Director's fees                                                             25,663                189                218
 Insurance                                                                   15,704                133                162
 S&P licensing fee                                                           52,778                  -                  -
 Other                                                                       38,940              1,576              1,656
                                                                    ---------------    ---------------    ---------------
     Total expenses                                                       3,221,466            124,584            129,175
                                                                    ---------------    ---------------    ---------------
     Investment income - net                                              8,916,978            118,032            167,358
                                                                    ---------------    ---------------    ---------------
Realized and Unrealized gains (losses) on investments and foreign currencies:
 Net realized gains (losses) from:
   Investments (note 3)                                                  (4,009,050)            76,680            189,885
   Foreign currency transactions                                                  -                  -                  -
   Futures transactions                                                     198,667                  -                  -
 Net change in unrealized appreciation or depreciation on:
   Investments                                                           23,072,022           (232,930)          (363,889)
   Translation of assets and liabilities in foreign currency                      -                  -                  -
   Futures transactions                                                    (128,315)                 -                  -
                                                                    ---------------    ---------------    ---------------
Net gains (losses) on investments                                        19,133,324           (156,250)          (174,004)
                                                                    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from operations     $    28,050,302    $       (38,218)   $        (6,646)
                                                                    ===============    ===============    ===============

                                                                     INTERNATIONAL        INDEX 400          REAL ESTATE
                                                                         BOND              MID-CAP           SECURITIES
                                                                       PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                                    ---------------    ---------------    ---------------
Investment Income
 Interest (net of foreign withholding taxes of $34,477 for
  International Bond Portfolio)                                     $     2,309,365    $       151,758    $        29,843
 Dividends (net of foreign withholding taxes of $16,111 for
  Real Estate Securities Portfolio)                                               -          1,573,876          2,582,079
 Income from securities lending activities                                    5,686             28,818             13,548
 Commission reimbursement income                                                  -                  -                195
                                                                    ---------------    ---------------    ---------------
     Total investment income                                              2,315,051          1,754,452          2,625,665
                                                                    ---------------    ---------------    ---------------
Expenses (note 4):
 Investment advisory fee                                                    388,245            159,212            710,578
 Rule 12b-1 fees                                                            161,769            265,354            253,778
 Administrative services fee                                                 31,200             31,200             31,200
 Custodian fees                                                              35,566             16,902             10,954
 Audit and accounting services                                               97,330             90,231             86,530
 Legal fees                                                                  15,244             19,876             19,376
 Printing and shareholder reports                                             9,758             15,815             15,297
 Director's fees                                                              2,552              3,644              3,676
 Insurance                                                                    1,598              2,051              2,220
 S&P licensing fee                                                                -             10,335                  -
 Other                                                                        3,759              4,428              4,911
                                                                    ---------------    ---------------    ---------------
     Total expenses                                                         747,021            619,048          1,138,520
                                                                    ---------------    ---------------    ---------------
     Investment income - net                                              1,568,030          1,135,404          1,487,145
                                                                    ---------------    ---------------    ---------------
Realized and Unrealized gains (losses) on investments and foreign currencies:
 Net realized gains (losses) from:
   Investments (note 3)                                                   1,526,617          4,533,797          6,590,915
   Foreign currency transactions                                           (890,356)                 -             (7,651)
   Futures transactions                                                           -            507,305                  -
 Net change in unrealized appreciation or depreciation on:
   Investments                                                           (8,274,412)         6,575,807          2,933,705
   Translation of assets and liabilities in foreign currency                (83,855)                 -               (105)
   Futures transactions                                                           -            (86,619)                 -
                                                                    ---------------    ---------------    ---------------
Net gains (losses) on investments                                        (7,722,006)        11,530,290          9,516,864
                                                                    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from operations     $    (6,153,976)   $    12,665,694    $    11,004,009
                                                                    ===============    ===============    ===============

Advantus Series Funds, Inc.
Statements of Changes in Net Assets
YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                            MONEY
                                                                        BOND                                MARKET
                                                                     PORTFOLIO                            PORTFOLIO
                                                          --------------------------------    --------------------------------
                                                               2005              2004              2005              2004
                                                          --------------    --------------    --------------    --------------
Operations:
  Investment income - net                                 $   14,417,917    $   12,955,095    $    2,270,232    $      638,092
  Net realized gains (losses) on investments                   1,697,520         2,122,715              (598)                -
  Net change in unrealized appreciation or
   depreciation of investments                                (8,373,265)         (878,406)                -                 -
                                                          --------------    --------------    --------------    --------------
   Net increase (decrease) in net assets
    resulting from operations                                  7,742,172        14,199,404         2,269,634           638,092
                                                          --------------    --------------    --------------    --------------
Distributions to shareholders from:
  Investment income - net                                              -                 -        (2,271,668)         (638,092)
  Net realized gains                                                   -                 -                 -                 -
                                                          --------------    --------------    --------------    --------------
    Total distributions                                                -                 -        (2,271,668)         (638,092)
                                                          --------------    --------------    --------------    --------------
Capital share transactions (note 7):
  Proceeds from sales                                         32,801,888        17,293,210        53,110,579        36,820,062
  Shares issued as a result of reinvested distributions                -                 -         2,100,885           593,582
  Payments for redemption of shares                           (9,387,134)      (13,491,104)      (43,625,830)      (48,049,479)
                                                          --------------    --------------    --------------    --------------
   Increase (decrease) in net assets from capital
    share transactions                                        23,414,754         3,802,106        11,585,634       (10,635,835)
                                                          --------------    --------------    --------------    --------------
    Total increase (decrease) in net assets                   31,156,926        18,001,510        11,583,600       (10,635,835)
                                                          --------------    --------------    --------------    --------------
Net assets at beginning of year                              304,935,961       286,934,451        85,432,892        96,068,727
                                                          --------------    --------------    --------------    --------------
Net assets at end of year*                                $  336,092,887    $  304,935,961    $   97,016,492    $   85,432,892
                                                          ==============    ==============    ==============    ==============
* including (distributions in excess of)
  undistributed net investment income of                  $            -    $            -    $            -    $        1,436

See accompanying notes to financial statements

                                                                      MORTGAGE
                                                                     SECURITIES                          INDEX 500
                                                                      PORTFOLIO                          PORTFOLIO
                                                          --------------------------------    --------------------------------
                                                               2005              2004              2005              2004
                                                          --------------    --------------    --------------    --------------
Operations:
  Investment income - net                                 $    9,961,842    $   11,744,056    $    8,916,978    $    9,712,884
  Net realized gains (losses) on investments                     742,957         2,217,470        (3,810,383)        1,808,446
  Net change in unrealized appreciation or
   depreciation of investments                                (4,811,470)       (2,924,759)       22,943,707        51,094,121
                                                          --------------    --------------    --------------    --------------
   Net increase (decrease) in net assets
    resulting from operations                                  5,893,329        11,036,767        28,050,302        62,615,451
                                                          --------------    --------------    --------------    --------------
Distributions to shareholders from:
  Investment income - net                                              -                 -                 -                 -
  Net realized gains                                                   -                 -                 -                 -
                                                          --------------    --------------    --------------    --------------
    Total distributions                                                -                 -                 -                 -
                                                          --------------    --------------    --------------    --------------
Capital share transactions (note 7):
  Proceeds from sales                                          5,983,532         6,734,041        14,792,079        38,335,596
  Shares issued as a result of reinvested distributions                -                 -                 -                 -
  Payments for redemption of shares                          (52,063,311)      (24,286,969)      (44,604,355)      (24,156,726)
                                                          --------------    --------------    --------------    --------------
   Increase (decrease) in net assets from capital
    share transactions                                       (46,079,779)      (17,552,928)      (29,812,276)       14,178,870
                                                          --------------    --------------    --------------    --------------
    Total increase (decrease) in net assets                  (40,186,450)       (6,516,161)       (1,761,974)       76,794,321
                                                          --------------    --------------    --------------    --------------
Net assets at beginning of year                              235,480,942       241,997,103       663,636,297       586,841,976
                                                          --------------    --------------    --------------    --------------
Net assets at end of year*                                $  195,294,492    $  235,480,942    $  661,874,323    $  663,636,297
                                                          ==============    ==============    ==============    ==============
* including (distributions in excess of)
  undistributed net investment income of                  $            -    $            -    $            -    $            -

                                                                      MATURING
                                                                     GOVERNMENT
                                                                      BOND 2006
                                                                      PORTFOLIO
                                                          --------------------------------
                                                               2005              2004
                                                          --------------    --------------
Operations:
  Investment income - net                                 $      118,032    $      333,461
  Net realized gains (losses) on investments                      76,680           319,427
  Net change in unrealized appreciation or
   depreciation of investments                                  (232,930)         (625,457)
                                                          --------------    --------------
   Net increase (decrease) in net assets
    resulting from operations                                    (38,218)           27,431
                                                          --------------    --------------
Distributions to shareholders from:
  Investment income - net                                              -                 -
  Net realized gains                                                   -                 -
                                                          --------------    --------------
    Total distributions                                                -                 -
                                                          --------------    --------------
Capital share transactions (note 7):
  Proceeds from sales                                             58,505            87,953
  Shares issued as a result of reinvested distributions                -                 -
  Payments for redemption of shares                           (1,745,153)       (4,493,991)
                                                          --------------    --------------
   Increase (decrease) in net assets from capital
    share transactions                                        (1,686,648)       (4,406,038)
                                                          --------------    --------------
    Total increase (decrease) in net assets                   (1,724,866)       (4,378,607)
                                                          --------------    --------------
Net assets at beginning of year                                5,577,301         9,955,908
                                                          --------------    --------------
Net assets at end of year*                                $    3,852,435    $    5,577,301
                                                          ==============    ==============
* including (distributions in excess of)
  undistributed net investment income of                  $            -    $            -

                                                                      MATURING
                                                                     GOVERNMENT                         INTERNATIONAL
                                                                      BOND 2010                              BOND
                                                                      PORTFOLIO                           PORTFOLIO
                                                          --------------------------------    --------------------------------
                                                               2005              2004              2005              2004
                                                          --------------    --------------    --------------    --------------
Operations:
  Investment income - net                                 $      167,358    $      254,699    $    1,568,030    $    1,394,356
  Net realized gains on investments and foreign
   currencies                                                    189,885           182,677           636,261         3,265,563
  Net change in unrealized appreciation or
   depreciation of investments                                  (363,889)         (210,107)       (8,358,267)        2,129,373
                                                          --------------    --------------    --------------    --------------
   Net increase (decrease) in net assets resulting
    from operations                                               (6,646)          227,269        (6,153,976)        6,789,292
                                                          --------------    --------------    --------------    --------------
Capital share transactions (note 7):
  Proceeds from sales                                            614,419           487,880         4,928,217         5,466,361
  Payments for redemption of shares                           (2,366,874)       (1,607,581)       (3,381,560)      (13,033,612)
                                                          --------------    --------------    --------------    --------------
    Increase (decrease) in net assets from capital
     share transactions                                       (1,752,455)       (1,119,701)        1,546,657        (7,567,251)
                                                          --------------    --------------    --------------    --------------
    Total increase (decrease) in net assets                   (1,759,101)         (892,432)       (4,607,319)         (777,959)
                                                          --------------    --------------    --------------    --------------
Net assets at beginning of year                                6,761,823         7,654,255        67,534,209        68,312,168
                                                          --------------    --------------    --------------    --------------
Net assets at end of year*                                $    5,002,722    $    6,761,823    $   62,926,890    $   67,534,209
                                                          ==============    ==============    ==============    ==============
* including (distributions in excess of) undistributed
  net investment income of                                $            -    $            -    $      (18,782)   $       26,412

See accompanying notes to financial statements

                                                                     INDEX 400                          REAL ESTATE
                                                                      MID-CAP                           SECURITIES
                                                                     PORTFOLIO                           PORTFOLIO
                                                          --------------------------------    --------------------------------
                                                               2005              2004              2005              2004
                                                          --------------    --------------    --------------    --------------
Operations:
  Investment income - net                                 $    1,135,404    $      414,224    $    1,487,145    $    1,520,625
  Net realized gains on investments and foreign
   currencies                                                  5,041,102         3,633,356         6,583,264         7,918,904
  Net change in unrealized appreciation or
   depreciation of investments                                 6,489,188         7,415,724         2,933,600        13,136,199
                                                          --------------    --------------    --------------    --------------
   Net increase (decrease) in net assets resulting
    from operations                                           12,665,694        11,463,304        11,004,009        22,575,728
                                                          --------------    --------------    --------------    --------------
Capital share transactions (note 7):
  Proceeds from sales                                         30,653,978        17,345,933        13,629,242        23,653,792
  Payments for redemption of shares                           (6,837,583)       (5,400,475)       (9,606,618)      (11,483,979)
                                                          --------------    --------------    --------------    --------------
    Increase (decrease) in net assets from capital
     share transactions                                       23,816,395        11,945,458         4,022,624        12,169,813
                                                          --------------    --------------    --------------    --------------
    Total increase (decrease) in net assets                   36,482,089        23,408,762        15,026,633        34,745,541
                                                          --------------    --------------    --------------    --------------
Net assets at beginning of year                               87,166,992        63,758,230        95,410,031        60,664,490
                                                          --------------    --------------    --------------    --------------
Net assets at end of year*                                $  123,649,081    $   87,166,992    $  110,436,664    $   95,410,031
                                                          ==============    ==============    ==============    ==============
* including (distributions in excess of) undistributed
  net investment income of                                $            -    $            -    $            -    $            -

Advantus Series Fund, Inc.
Notes to Financial Statements
DECEMBER 31, 2005

(1)  ORGANIZATION

     Advantus Series Fund, Inc. (the "Fund") is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with a series of nine portfolios (each a Portfolio and collectively the Fund: Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap and Real Estate Securities.) Each Portfolio is diversified except for the International Bond Portfolio. The Fund's Prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's ("Minnesota Life") separate accounts in connection with Minnesota Life variable contracts and policies.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed consistently by the Fund are as follows:

  USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES
     Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. If either the Advisor or sub-Advisor becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates net asset value, it immediately notifies the Advisor's Valuation Committee, which then meets promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used. Short-term securities, with the exception of those held in the Money Market Portfolio, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Money Market Portfolio will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The International Bond Portfolio also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

  FUTURES TRANSACTIONS
     To gain exposure to or protect itself from market changes, the Fund (excluding Money Market) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expired.

  REPURCHASE AGREEMENTS
     Each Portfolio may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Portfolio requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government-sponsored enterprises securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Portfolio may incur a loss upon disposition of the securities. Repurchase agreements are carried at fair value obtained from an independent pricing source.

  FEDERAL TAXES
     Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax. The Fund (excluding Money Market) uses consent dividends in place of regular distributions.

For federal income tax purposes, the following Portfolios had capital loss carryovers and/or post October losses at December 31, 2005 which are available to offset future capital gains, if any. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

                                                      CARRYOVER EXPIRING IN:
                               --------------------------------------------------------------------
PORTFOLIO                          2009           2010          2011          2012          2013
----------------------------   ------------   -----------   -----------   -----------   -----------
Money Market                              -             -             -        (1,436)         (598)
Index 500                        (6,432,817)  (13,217,394)   (1,535,500)            -    (2,681,482)

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

     On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                      UNDISTRIBUTED NET        ACCUMULATED            ADDITIONAL
                                      INVESTMENT INCOME    REALIZED GAIN (LOSS)     PAID-IN-CAPITAL
                                     ------------------   ----------------------   -----------------
Bond                                     (14,417,917)           (1,847,329)            16,265,246
Money Market                                       -                     -                      -
Mortgage Securities                       (9,961,842)             (707,621)            10,669,463
Index 500                                 (8,916,978)                    -              8,916,978
Maturing Government Bond 2006               (118,032)              (66,167)               184,199
Maturing Government Bond 2010               (167,358)             (189,885)               357,243
International Bond                        (1,613,224)             (932,142)             2,545,366
Index 400 Mid-Cap                         (1,135,404)           (5,070,487)             6,205,891
Real Estate Securities                    (1,487,145)           (6,544,889)             8,032,034

     Included in the reclassification adjustments above are $16,265,246, $10,669,463, $8,916,978, $184,199, $357,243, $2,545,366, $6,205,891 and
$8,032,034 in consent dividends for Bond, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap and Real Estate Securities Portfolios, respectively. The shareholders of the portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

The tax character of distributions paid for the years indicated is as follows:

                                                YEAR ENDED DECEMBER 31,
                                              ---------------------------
                                                   2005           2004
                                              -------------   -----------
Money Market
Distributions paid from:
Ordinary Income                               $   2,271,668   $   638,092

     As of December 31, 2005, the components of distributable earnings on a tax basis for each portfolio are as follows:

                                     UNDISTRIBUTED             ACCUMULATED         UNREALIZED APPRECIATION
                                    ORDINARY INCOME        LONG-TERM GAIN (LOSS)        (DEPRECIATION)
                                    ---------------        ---------------------        --------------
Bond                                            -                   -                     (3,813,566)
Money Market                              285,914                   -                              -
Mortgage Securities                             -                   -                     (4,882,560)
Index 500                                       -                   -                    264,524,918
Maturing Government Bond 2006                   -                   -                         60,371
Maturing Government Bond 2010                   -                   -                        235,250
International Bond                              -                   -                     (2,379,886)
Index 400 Mid-Cap                               -                   -                     22,318,840
Real Estate Securities                          -                   -                     29,243,315

  DISTRIBUTIONS TO SHAREHOLDERS
     Distributions to shareholders from net investment income for Money Market are declared daily and reinvested at month-end in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis. The Fund (excluding Money Market) uses consent dividends in place of regular distributions.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
     Delivery and payment for securities which have been purchased by the Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2005, the Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments at fair value of $5,063,507 and $5,691,669, respectively. The Portfolio has segregated assets to cover such when-issued and forward commitments.

(3)  INVESTMENT SECURITY TRANSACTIONS

     The cost of purchases and proceeds from sales of investment securities, other than temporary or securities lending collateral investments in short-term securities, for the year ended December 31, 2005 were as follows:

                                             NON-U.S. GOVERNMENT                   U.S. GOVERNMENT*
                                      ---------------------------------   ---------------------------------
                                         PURCHASES           SALES           PURCHASES           SALES
                                      ---------------   ---------------   ---------------   ---------------
Bond                                  $   158,878,915   $   134,413,713   $   295,871,605   $   281,642,878
Mortgage Securities                        43,513,990        50,739,758       234,571,168       262,831,644
Index 500                                  35,621,292        58,346,790                 -                 -
Maturing Government Bond 2006                       -         1,846,434         1,848,795         1,983,561
Maturing Government Bond 2010                       -         1,274,297           846,407         1,448,877
International Bond                        201,777,382       199,262,115                 -                 -
Index 400 Mid-Cap                          49,470,781        25,856,466                 -                 -
Real Estate Securities                     41,394,006        35,043,670                 -                 -

----------
*Includes U.S. government-sponsored enterprise securities

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Portfolios have an investment advisory agreement with Advantus Capital Management, Inc. ("Advantus Capital"), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Portfolio's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

                                                 ANNUAL FEE ON NET ASSETS
                                          ---------------------------------------
Bond                                      .40% of net assets to $1 billion; and
                                          .35% of net assets exceeding $1 billion

Money Market                              .30% of net assets to $1 billion; and
                                          .25% of net assets exceeding $1 billion

Mortgage Securities                       .40% of net assets to $1 billion; and
                                          .35% of net assets exceeding $1 billion

Index 500                                 .15% of net assets to $1 billion; and
                                          .10% of net assets exceeding $1 billion

Maturing Government Bond 2006             .25% of net assets

Maturing Government Bond 2010             .25% of net assets

International Bond                        .60% of net assets to $1 billion; and
                                          .55% of net assets exceeding $1 billion

Index 400 Mid-Cap                         .15% of net assets to $1 billion;
                                          .10% of net assets exceeding $1 billion

Real Estate Securities                    .70% of net assets to $1 billion; and
                                          .65% of net assets exceeding $1 billion

     Advantus Capital has a sub-advisory agreement with Julius Baer Investments Limited, (the "sub-Advisor") a registered investment adviser for International Bond, under which Advantus Capital pays the sub-adviser an annual fee of .30% based on average daily net assets.

The Fund bears certain other operating expenses including independent directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net assets of each Portfolio.

  ADMINISTRATIVE SERVICES FEE
     Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $2,600 per month.

  ACCOUNTING SERVICES
     The Fund has an agreement with State Street in which State Street provides daily fund accounting services. Under this agreement, the annual fee for each portfolio is equal to .02% of the first $2.5 billion in net assets, .015% of net assets from $2.5 billion to $5.0 billion, and .01% of net assets in excess of $5 billion.

  DISTRIBUTION FEES
     The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees at the annual rate of .25% of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which reduces a Portfolio's net assets as do other Portfolio expenses. The fees are paid to Securian Financial Services, Inc. (Securian) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolio's shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(5)  SECURITIES LENDING

     To enhance returns, certain portfolios of the Fund loan securities to brokers in exchange for collateral. The Portfolios receive a fee from the brokers measured as a percent of the loaned securities. Upon initiation of the loan, 102% collateral for U.S. securities and 105% for foreign securities is required. If at anytime the collateral falls below 100%, brokers are required to fund back to 102% for U.S. securities and 105% for foreign securities. The market value of loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the respective Portfolio on the next business day. The risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. These risks are mitigated by indemnification clauses in the securities lending contracts with the lending agents.

The value of securities on loan at December 31, 2005 is as follows:

                                       MARKET VALUE OF
                                      SECURITIES LOANED
                                      -----------------
Bond                                  $      44,111,558
Mortgage Securities                          10,056,101
Index 500                                    59,969,404
International Bond                            1,628,616
Index 400 Mid-Cap                            15,158,023
Real Estate Securities                       27,152,676

     Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Fund. Wells Fargo Fund's Management, LLC receives 25% of income on securities lending activities and covers the expenses associated with securities lending activities.

(6)  ILLIQUID SECURITIES

     Each Portfolio currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 2005, investments in securities of Bond, Mortgage Securities, and Real Estate Securities include issues that are illiquid. The aggregate fair values of illiquid securities held by Bond, Mortgage Securities, and Real Estate Securities were $13,972,756, $13,904,364, and $548,205, respectively, which represent 4.2%, 7.1% and .5% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(7)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Portfolios for the years ended December 31, 2005 and 2004 were as follows:

                                                      BOND                      MONEY MARKET
                                           --------------------------    --------------------------
                                              2005           2004           2005           2004
                                           -----------    -----------    -----------    -----------
Sold                                        22,486,903     12,285,579     53,110,579     36,820,062
Issued for reinvested distributions                  -              -      2,100,885        593,582
Redeemed                                    (6,439,810)    (9,707,723)   (43,625,830)   (48,049,479)
                                           -----------    -----------    -----------    -----------
                                            16,047,093      2,577,856     11,585,634    (10,635,835)
                                           ===========    ===========    ===========    ===========

                                               MORTGAGE SECURITIES                INDEX 500
                                           --------------------------    --------------------------
                                              2005           2004           2005           2004
                                           -----------    -----------    -----------    -----------
Sold                                         4,186,437      4,882,348      3,877,799     10,903,301
Redeemed                                   (36,671,690)   (17,800,555)   (11,700,227)    (6,760,038)
                                           -----------    -----------    -----------    -----------
                                           (32,485,253)   (12,918,207)    (7,822,428)     4,143,263
                                           ===========    ===========    ===========    ===========

                                               MATURING GOVERNMENT           MATURING GOVERNMENT
                                                    BOND 2006                     BOND 2010
                                           --------------------------    --------------------------
                                              2005           2004           2005           2004
                                           -----------    -----------    -----------    -----------
Sold                                            41,844         62,224        380,847        304,490
Redeemed                                    (1,248,973)    (3,188,986)    (1,478,701)    (1,020,343)
                                           -----------    -----------    -----------    -----------
                                            (1,207,129)    (3,126,762)    (1,097,854)      (715,853)
                                           ===========    ===========    ===========    ===========

                                               INTERNATIONAL BOND             INDEX 400 MID-CAP
                                           --------------------------    --------------------------
                                              2005           2004           2005           2004
                                           -----------    -----------    -----------    -----------
Sold                                         3,539,321      4,242,120     19,946,789     12,924,348
Redeemed                                    (2,442,688)   (10,182,668)    (4,411,609)    (3,995,094)
                                           -----------    -----------    -----------    -----------
                                             1,096,633     (5,940,548)    15,535,180      8,929,254
                                           ===========    ===========    ===========    ===========

                                             REAL ESTATE SECURITIES
                                           --------------------------
                                              2005           2004
                                           -----------    -----------
Sold                                         6,778,854     14,567,773
Redeemed                                    (4,748,229)    (7,849,224)
                                           -----------     -----------
                                             2,030,625      6,718,549
                                           ===========     ===========

(8)  PORTFOLIO LIQUIDATION

     The Maturing Government Bond 2006 Portfolio will mature on the third Friday in September of 2006 (September 15, 2006), at which time the Portfolio's assets will be liquidated and, in accordance with instructions from the owners of the variable life insurance and annuity contracts funded by the Portfolio, reallocated to other investment sub-accounts available under such variable contracts.

(9)  FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 2005(b)        2004          2003          2002          2001
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year                             $     1.44    $     1.37    $     1.30    $     1.18    $     1.22
                                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                                              .06           .06           .06           .06           .06
   Net gains (losses) on securities
    (both realized and unrealized)                                   (.02)          .01           .01           .06           .04
                                                               ----------    ----------    ----------    ----------    ----------
      Total from investment operations                                .04           .07           .07           .12           .10
                                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                                 -             -             -             -          (.14)
                                                               ----------    ----------    ----------    ----------    ----------
      Total distributions                                               -             -             -             -          (.14)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $     1.48    $     1.44    $     1.37    $     1.30    $     1.18
                                                               ==========    ==========    ==========    ==========    ==========
Total return (a)                                                     2.44%         4.98%         5.35%        10.50%         7.90%
Net assets, end of year (in thousands)                         $  336,093    $  304,936    $  286,934    $  276,486    $  235,318
Ratios to average net assets:
 Expenses                                                             .75%          .64%          .61%          .61%          .60%
 Net investment income                                               4.49%         4.42%         4.32%         5.20%         5.96%
Portfolio turnover rate (excluding short-term securities)           131.5%        124.2%        128.4%        140.8%        197.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

MONEY MARKET PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 2005(b)        2004          2003          2002          2001
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year                             $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                                              .02           .01           .01           .01           .04
                                                               ----------    ----------    ----------    ----------    ----------
      Total from investment operations                                .02           .01           .01           .01           .04
                                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                              (.02)         (.01)         (.01)         (.01)         (.04)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                               ==========    ==========    ==========    ==========    ==========
Total return (a)                                                     2.43%          .74%          .61%         1.28%         3.75%
Net assets, end of year (in thousands)                         $   97,016    $   85,433    $   96,069    $  163,703    $  140,058
Ratios to average net assets:
 Expenses                                                             .72%          .64%          .60%          .57%          .57%
 Net investment income                                               2.43%          .75%          .64%         1.26%         3.73%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

MORTGAGE SECURITIES PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 2005(b)        2004          2003          2002          2001
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year                             $     1.41    $     1.34    $     1.29    $     1.18    $     1.22
                                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                                              .07           .07           .08           .08           .07
   Net gains (losses) on securities
    (both realized and unrealized)                                   (.03)            -          (.03)          .03           .04
                                                               ----------    ----------    ----------    ----------    ----------
      Total from investment operations                                .04           .07           .05           .11           .11
                                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                                 -             -             -             -          (.15)
                                                               ----------    ----------    ----------    ----------    ----------
      Total distributions                                               -             -             -             -          (.15)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $     1.45    $     1.41    $     1.34    $     1.29    $     1.18
                                                               ==========    ==========    ==========    ==========    ==========
Total return (a)                                                     2.88%         4.81%         4.15%         9.66%         9.04%
Net assets, end of year (in thousands)                         $  195,294    $  235,481    $  241,997    $  249,802    $  230,141
Ratios to average net assets:
 Expenses                                                             .78%          .65%          .62%          .62%          .61%
 Net investment income                                               4.93%         4.98%         5.51%         6.41%         6.85%
Portfolio turnover rate (excluding short-term securities)           138.9%        152.2%         83.9%         82.4%         81.9%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

INDEX 500 PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 2005(b)        2004          2003          2002          2001
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year                             $     3.81    $     3.45    $     2.70    $     3.47    $     4.05
                                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                                              .05           .06           .04           .04           .03
   Net gains (losses) on securities
    (both realized and unrealized)                                    .12           .30           .71          (.81)         (.54)
                                                               ----------    ----------    ----------    ----------    ----------
      Total from investment operations                                .17           .36           .75          (.77)         (.51)
                                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                                 -             -             -             -          (.03)
   Distributions from net realized gains                                -             -             -             -          (.04)
                                                               ----------    ----------    ----------    ----------    ----------
      Total distributions                                               -             -             -             -          (.07)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $     3.98    $     3.81    $     3.45    $     2.70    $     3.47
                                                               ==========    ==========    ==========    ==========    ==========
Total return (a)                                                     4.43%        10.39%        28.04%       (22.37)%      (12.25)%
Net assets, end of year (in thousands)                         $  661,874    $  663,636    $  586,842    $  418,897    $  520,644
Ratios to average net assets:
 Expenses                                                             .50%          .45%          .45%          .43%          .42%
 Net investment income                                               1.38%         1.59%         1.34%         1.23%          .93%
Portfolio turnover rate (excluding short-term securities)             5.5%          1.6%          2.8%          7.8%          6.1%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2005          2004          2003          2002          2001
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year                             $     1.40    $     1.40    $     1.38    $     1.22    $     1.18
                                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                                              .04           .08           .06           .06           .06
   Net gains (losses) on securities
    (both realized and unrealized)                                   (.05)         (.08)         (.04)          .10           .04
                                                               ----------    ----------    ----------    ----------    ----------
      Total from investment operations                               (.01)            -           .02           .16           .10
                                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                                 -             -             -             -          (.06)
                                                               ----------    ----------    ----------    ----------    ----------
      Total distributions                                               -             -             -             -          (.06)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $     1.39    $     1.40    $     1.40    $     1.38    $     1.22
                                                               ==========    ==========    ==========    ==========    ==========
Total return (a)                                                     (.78)%         .12%         1.95%        12.99%         8.08%
Net assets, end of year (in thousands)                         $    3,852    $    5,577    $    9,956    $   10,650    $    8,694
Ratios to average net assets:
 Expenses                                                            2.74%         1.47%         1.00%          .65%          .40%
 Net investment income                                               2.60%         4.04%         3.95%         4.81%         5.39%
 Expenses without waiver                                             2.74%         1.47%         1.00%         1.02%         1.16%
 Net investment income without waiver                                2.60%         4.04%         3.95%         4.44%         4.63%
Portfolio turnover rate (excluding short-term securities)            40.5%         22.8%         12.4%          5.9%          6.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2005          2004          2003          2002          2001
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year                             $     1.60    $     1.55    $     1.51    $     1.27    $     1.35
                                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                                              .05           .06           .07           .05           .07
   Net gains (losses) on securities
    (both realized and unrealized)                                   (.05)         (.01)         (.03)          .19          (.01)
                                                               ----------    ----------    ----------    ----------    ----------
      Total from investment operations                                  -           .05           .04           .24           .06
                                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                                 -             -             -             -          (.14)
                                                               ----------    ----------    ----------    ----------    ----------
      Total distributions                                               -             -             -             -          (.14)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $     1.60    $     1.60    $     1.55    $     1.51    $     1.27
                                                               ==========    ==========    ==========    ==========    ==========
Total return (a)                                                     (.03)%        3.31%         2.75%        18.85%         4.96%
Net assets, end of year (in thousands)                         $    5,003    $    6,762    $    7,654    $    9,359    $    5,855
Ratios to average net assets:
 Expenses                                                            2.24%         1.62%         1.12%          .65%          .40%
 Net investment income                                               2.91%         3.53%         3.67%         4.79%         5.49%
 Expenses without waiver                                             2.24%         1.62%         1.12%         1.28%         1.42%
 Net investment income without waiver                                2.91%         3.53%         3.67%         4.16%         4.47%
Portfolio turnover rate (excluding short-term securities)            14.7%         17.1%         10.5%         19.1%         17.3%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts.

INTERNATIONAL BOND PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2005          2004          2003          2002          2001
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year                             $     1.46    $     1.31    $     1.09    $     0.92    $     0.95
                                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                                              .03           .03           .03           .05           .04
   Net gains (losses) on securities
    (both realized and unrealized)                                   (.16)          .12           .19           .12          (.06)
                                                               ----------    ----------    ----------    ----------    ----------
      Total from investment operations                               (.13)          .15           .22           .17          (.02)
                                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                                 -             -             -             -          (.01)
                                                               ----------    ----------    ----------    ----------    ----------
      Total distributions                                               -             -             -             -          (.01)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $     1.33    $     1.46    $     1.31    $     1.09    $     0.92
                                                               ==========    ==========    ==========    ==========    ==========
Total return (a)                                                    (8.91)%       11.43%        20.25%        17.94%        (1.51)%
Net assets, end of year (in thousands)                         $   62,927    $   67,534    $   68,312    $   53,683    $   39,958
Ratios to average net assets:
 Expenses                                                            1.15%         1.17%         1.09%         1.24%         1.20%
 Net investment income                                               2.42%         2.20%         2.55%         4.52%         4.50%
Portfolio turnover rate (excluding short-term securities)           317.5%        145.2%        364.8%        304.1%        251.7%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

INDEX 400 MID-CAP PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 2005(b)        2004          2003          2002          2001
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year                             $     1.50    $     1.29    $     0.96    $     1.13    $     1.22
                                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                                              .02           .01           .01             -           .01
   Net gains (losses) on securities (both realized
    and unrealized)                                                   .16           .20           .32          (.17)         (.03)
                                                               ----------    ----------    ----------    ----------    ----------
      Total from investment operations                                .18           .21           .33          (.17)         (.02)
                                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                                 -             -             -             -          (.01)
   Distributions from net realized gains                                -             -             -             -          (.04)
   Tax return of capital                                                -             -             -             -          (.02)
                                                               ----------    ----------    ----------    ----------    ----------
      Total distributions                                               -             -             -             -          (.07)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $     1.68    $     1.50    $     1.29    $     0.96    $     1.13
                                                               ==========    ==========    ==========    ==========    ==========
Total return (a)                                                    11.96%        15.73%        34.59%       (15.03)%       (1.07)%
Net assets, end of year (in thousands)                         $  123,649    $   87,167    $   63,758    $   41,835    $   41,069
Ratios to average net assets:
   Expenses                                                           .58%          .64%          .61%          .65%          .55%
   Net investment income                                             1.16%          .56%          .62%          .42%          .82%
   Expenses without waiver                                            .58%          .64%          .61%          .65%          .67%
   Net investment income without waiver                              1.16%          .56%          .62%          .42%          .70%
Portfolio turnover rate (excluding short-term securities)            25.5%         16.3%         11.0%         20.0%         29.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

REAL ESTATE SECURITIES PORTFOLIO

                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 2005(b)        2004          2003          2002          2001
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of year                             $     1.97    $     1.46    $     1.02    $     0.96    $     0.90
                                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income                                              .06           .03           .03           .03           .03
   Net gains on securities (both realized and unrealized)             .16           .48           .41           .03           .06
                                                               ----------    ----------    ----------    ----------    ----------
      Total from investment operations                                .22           .51           .44           .06           .09
                                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income                                 -             -             -             -          (.03)
                                                               ----------    ----------    ----------    ----------    ----------
      Total distributions                                               -             -             -             -          (.03)
                                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year                                   $     2.19    $     1.97    $     1.46    $     1.02    $     0.96
                                                               ==========    ==========    ==========    ==========    ==========
Total return (a)                                                    11.08%        35.52%        42.21%         6.97%        10.03%
Net assets, end of year (in thousands)                         $  110,437    $   95,410    $   60,664    $   33,912    $   15,638
Ratios to average net assets:
 Expenses                                                            1.12%         1.06%         1.11%         1.00%         1.00%
 Net investment income                                               3.14%         2.13%         2.78%         3.38%         4.43%
 Expenses without waiver                                             1.12%         1.06%         1.11%         1.18%         1.59%
 Net investment income without waiver                                3.14%         2.13%         2.78%         3.23%         3.84%
Portfolio turnover rate (excluding short-term securities)            34.8%         85.3%         45.4%         70.2%        160.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts
(b) Effective January 1, 2005, the Portfolio's shareholders approved an amendment to the schedule of fees paid by the Portfolio pursuant to its investment advisory agreement with Advantus Capital Management, Inc.

Advantus Series Fund, Inc.
Fund Expense Examples
(UNAUDITED)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Fund does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Fund) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 through December 31, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses for the Portfolios. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the portfolio you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare the 5% hypothetical example of the portfolios you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                                         ACCOUNT VALUE
                                                --------------------------------
                                                BEGINNING OF
                                                   PERIOD        END OF PERIOD     EXPENSES PAID    EXPENSE RATIO
                                                JULY 1, 2005   DECEMBER 31, 2005   DURING PERIOD*   DURING PERIOD*
                                                ------------   -----------------   --------------   --------------
BOND PORTFOLIO
Actual Return                                   $   1,000.00   $          999.04   $         3.83        0.76%
Hypothetical return before expenses             $   1,000.00   $        1,021.32   $         3.87        0.76%
MONEY MARKET PORTFOLIO
Actual Return                                   $   1,000.00   $        1,014.76   $         3.76        0.74%
Hypothetical return before expenses             $   1,000.00   $        1,021.48   $         3.77        0.74%
MORTGAGE SECURITIES PORTFOLIO
Actual Return                                   $   1,000.00   $        1,003.48   $         3.94        0.78%
Hypothetical return before expenses             $   1,000.00   $        1,021.37   $         3.97        0.78%
INDEX 500 PORTFOLIO
Actual Return                                   $   1,000.00   $        1,055.03   $         2.64        0.51%
Hypothetical return before expenses             $   1,000.00   $        1,022.63   $         2.60        0.51%
MATURING GOVERNMENT BOND 2006 PORTFOLIO
Actual Return                                   $   1,000.00   $          995.00   $        15.14        3.01%
Hypothetical return before expenses             $   1,000.00   $        1,011.29   $        15.25        3.01%
MATURING GOVERNMENT BOND 2010 PORTFOLIO
Actual Return                                   $   1,000.00   $          978.91   $        12.42        2.49%
Hypothetical return before expenses             $   1,000.00   $        1,013.61   $        12.63        2.49%
INTERNATIONAL BOND PORTFOLIO
Actual Return                                   $   1,000.00   $          966.91   $         6.30        1.27%
Hypothetical return before expenses             $   1,000.00   $        1,018.90   $         6.46        1.27%
INDEX 400 MID-CAP PORTFOLIO
Actual Return                                   $   1,000.00   $        1,080.10   $         3.04        0.58%
Hypothetical return before expenses             $   1,000.00   $        1,022.03   $         2.96        0.58%
REAL ESTATE SECURITIES PORTFOLIO
Actual Return                                   $   1,000.00   $        1,054.16   $         5.95        1.15%
Hypothetical return before expenses             $   1,000.00   $        1,019.00   $         5.85        1.15%

----------
* Expenses are equal to the portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (184) divided by 365 to reflect the one-half year period.

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                      Advantus Series Fund, Inc.
                                        Proxy Voting and Quarterly Holdings Info
                                                                     (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Advantus Capital uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov. The Fund will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

PROXY VOTING RECORD

The Fund's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Fund will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files its complete schedule of investment holdings with the Securities Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advantus Series Fund, Inc.
DIRECTORS AND EXECUTIVE OFFICERS

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain of the directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, consisting of 9 portfolios, for which Advantus Capital serves as the investment adviser). Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                        POSITION WITH FUND
NAME, ADDRESS(1)                        AND LENGTH OF                   PRINCIPAL OCCUPATION(S)
AND AGE                                 TIME SERVED                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Dianne M. Orbison                       President since July 25, 2002   President, Chief Investment Officer, Treasurer and
Age: 53                                 Director since December 28,     Director, Advantus Capital Management, Inc.;
                                        2004                            Senior Vice President and Treasurer, Minnesota
                                                                        Life Insurance Company; Vice President and
                                                                        Treasurer, Minnesota Mutual Companies, Inc.;
                                                                        Senior Vice President and Treasurer, Securian
                                                                        Financial Group, Inc.; Vice President and
                                                                        Treasurer, Securian Holding Company; President and
                                                                        Director, MIMLIC Funding, Inc. (entity holding
                                                                        legal title to bonds beneficially owned by certain
                                                                        clients of Advantus Capital); President, Treasurer
                                                                        and Director, MCM Funding 1997-1, Inc. and MCM
                                                                        Funding 1998-1, Inc. (entities holding legal title
                                                                        to mortgages beneficially owned by certain clients
                                                                        of Advantus Capital); Treasurer, Securian Life
                                                                        Insurance Company

                                        POSITION WITH FUND
NAME, ADDRESS(1)                        AND LENGTH OF                   PRINCIPAL OCCUPATION(S)
AND AGE                                 TIME SERVED                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Ralph D. Ebbott                         Director since October 22,      Retired, Vice President and Treasurer of Minnesota
Age: 78                                 1985                            Mining and Manufacturing Company (industrial and
                                                                        consumer products) through June 1989

William C. Melton                       Director since April 25, 2002   Founder and President of Melton Research Inc.
Age: 58                                                                 since 1997; member of the Advisory Board of
                                                                        Macroeconomic Advisors LLC since 1998; member,
                                                                        Minneapolis StarTribune Board of Economists since
                                                                        1986; member, State of Minnesota Council of
                                                                        Economic Advisors from 1988 to 1994; various
                                                                        senior positions at American Express Financial
                                                                        Advisors (formerly Investors Diversified Services
                                                                        and, thereafter, IDS/American Express) from 1982
                                                                        through 1997, including Chief Economist and,
                                                                        thereafter, Chief International Economist

Dorothy J. Bridges                      Director since December 28,     Chief Executive Officer and President of Franklin
Age: 50                                 2004                            National Bank of Minneapolis

OTHER EXECUTIVE OFFICERS

Vicki L. Bailey                         Chief Compliance Officer since  Vice President, Investment Law, Chief Compliance
Age: 50                                 July 27, 2004                   Officer and Secretary, Advantus Capital
                                                                        Management, Inc.; Second Vice President,
                                                                        Investment Law and Advantus Compliance Officer,
                                                                        Minnesota Life Insurance Company; Vice President
                                                                        and Secretary, MCM Funding 1997-1, Inc. and MCM
                                                                        Funding 1998-1, Inc. (entities holding legal title
                                                                        to mortgages beneficially owned by certain clients
                                                                        of Advantus Capital); Second Vice President,
                                                                        Securian Financial Group, Inc.

                                        POSITION WITH FUND
NAME, ADDRESS(1)                        AND LENGTH OF                   PRINCIPAL OCCUPATION(S)
AND AGE                                 TIME SERVED                     DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS -- CONTINUED

Gary M. Kleist                          Vice President and Treasurer    Financial Vice President and Director, Advantus
Age: 46                                 since July 24, 2003             Capital Management, Inc.; Second Vice President,
                                                                        Minnesota Life Insurance Company; Vice President
                                                                        and Secretary/Treasurer, MIMLIC Funding, Inc.
                                                                        (entity holding legal title to bonds beneficially
                                                                        owned by certain clients of Advantus Capital);
                                                                        Financial Vice President, MCM Funding 1997-1, Inc.
                                                                        and MCM Funding 1998-1, Inc. (entities holding
                                                                        legal title to mortgages beneficially owned by
                                                                        certain clients of Advantus Capital); Second Vice
                                                                        President, Securian Financial Group, Inc.

Michael J. Radmer                       Secretary since April 16, 1998  Partner with the law firm of Dorsey & Whitney LLP
Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 60

----------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Minnesota Life, toll free, at (800) 995-3850.

                 (This page has been left blank intentionally.)

                 (This page has been left blank intentionally.)

THIS OFFERING IS AVAILABLE THROUGH SECURIAN FINANCIAL SERVICES, INC., A REGISTERED BROKER/DEALER. SECURIAN FINANCIAL SERVICES, INC. IS THE DISTRIBUTOR OF MINNESOTA LIFE VARIABLE INSURANCE PRODUCTS.

THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT (MOA CLASSIC, MOA ACHIEVER OR MOA ADVISOR), ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE (VAL, VAL - SD, VAL HORIZON, VAL SUMMIT OR VAL SURVIVOR) PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF A PORTFOLIO AND THE VARIABLE INSURANCE PRODUCT CAREFULLY BEFORE INVESTING. THE PORTFOLIO AND VARIABLE INSURANCE PRODUCT PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING.

[SECURIAN FINANCIAL SERVICES LOGO]

SECURIAN FINANCIAL SERVICES, INC.
SECURITIES DEALER, MEMBER NASD/SIPC
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
(1.888.237.1838)

A00324-0106

ABOUT MINNESOTA LIFE

FOUNDED IN 1880, MINNESOTA LIFE INSURANCE COMPANY SERVES MILLIONS OF PEOPLE WITH A WIDE RANGE OF INSURANCE AND INVESTMENT PRODUCTS FOR INDIVIDUALS, FAMILIES AND BUSINESSES. WE PROVIDE MORE THAN $390 BILLION OF LIFE INSURANCE PROTECTION AND MANAGE MORE THAN $26 BILLION IN ASSETS. ONE OF THE MOST HIGHLY-RATED LIFE INSURERS IN AMERICA, WE WILL BE THERE WHEN OUR CLIENTS NEED US.


MINNESOTA LIFE                                                PRESORTED STANDARD
A MINNESOTA MUTUAL COMPANY                                    U.S. POSTAGE PAID
                                                                 ST. PAUL MN
400 Robert Street North                                        PERMIT NO. 3547
St. Paul, MN 55101-2098
www.minnesotalife.com


CHANGE SERVICE REQUESTED


(C) 2001 Minnesota Life Insurance Company.
All rights reserved.

F38897 Rev. 1-2006

ITEM 2. CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1). During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Ralph D. Ebbott, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated

Mr. Ebbott as the Audit Committee's financial expert. Mr. Ebbott is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

             2005         2004
             ----         ----
          $ 147,600    $ 139,230

(b)       Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

             2005         2004
             ----         ----
              -0-          -0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)       Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

             2005         2004
             ----         ----
           $ 18,360     $ 35,050

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)       All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4 were as follows:

             2005         2004
             ----         ----
              -0-          -0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Registrant's audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

                              ADVANTUS SERIES FUND

AUDIT COMMITTEE POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT AUDITOR

The Audit Committee (the "Committee") of the Advantus Series Fund, Inc. (the "Fund") has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm's independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

     - Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

     - Examine and evaluate the safeguards put into place by the Fund and the auditor to safeguard independence

     -    Meet quarterly with the partner of the independent audit firm

     - Consider approving CATEGORIES OF SERVICE that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund's independent audit firm directly for the Fund. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Fund's Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

          -    Annual Fund financial statement audits
          -    SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

          -    Accounting consultations
          -    Fund merger support services
          -    Other accounting related matters
          -    Agreed Upon Procedure Reports
          -    Attestation Reports
          -    Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the Full Committee on any such matters at the Committee's next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

          - Tax compliance services related to the filing or amendment of the following:
                    -    Federal, state and local income tax compliance; and,
                    -    Sales and use tax compliance

          -    Timely RIC qualification reviews
          -    Tax distribution analysis and planning
          -    Tax authority examination services
          -    Tax appeals support services
          -    Accounting methods studies
          -    Fund merger support services
          -    Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis. The Chair shall thereafter report to the Full Committee on any such matters at the Committee's next regularly scheduled meeting.

OTHER NON-AUDIT SERVICES

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

PROSCRIBED SERVICES

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

     -    Management functions
     -    Accounting and bookkeeping services
     -    Internal audit services
     -    Financial information systems design and implementation
     -    Valuation services supporting the financial statements
     -    Actuarial services supporting the financial statements
     -    Executive recruitment
     -    Expert services (e.g., litigation support)
     -    Investment banking

POLICY FOR PRE APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER AFFILIATED ENTITIES

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. ("Advantus") and any other entity under common control with Advantus that provides ongoing services to the Fund. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Fund.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

Advantus Series Fund, Inc.

PRE-APPROVAL OF SERVICES

                                Is the KPMG
                             service performed    NO ---------|
                               directly for                   |
                                the Fund?                 Is Service
                                                           related
                                                      to affiliate under        ------------------------
                                   Yes                  common control    NO -- | No Audit Committee   |
                                    |                 providing on-going        |Pre-approval required |
                              Is service Audit,          service to             ------------------------
                             Audit Related, Tax           the fund?                             |
                              Services or Other                                                 |
                                 Non-Audit                   Yes ------------|                  |
                                Services?                               Does Service            |
                                                                   relate directly to the       |
                                   Yes                                 operations and        NO-|
                                    |                              financial reporting of
           -------------------------|-------------------------           the fund
           |                        |                        |                       ----------------------
           |                        |                        |                       |  Pre-approval of   |
           |                        |                        |               Yes ----|   service on a     |
           |                        |                        |                       | case by case basis |
           |                        |                        |                       ----------------------
      Is service                    Is                   Is service
    Audit Services?              service              other Non-Audit
                            Audit related to Tax         Services?
                                Services?

          Yes                      Yes                      Yes
           |                        |                        |
           |                        |                        |
   ---------------              Is service                   |
  |  Pre-approval |            too estimate             Is service
  |  annually by  |              >$20,000             allowable under                ---------------
  |Audit Committee|          (on an individual NO--|  applicable SEC    NO --------- |  Service    |
   ---------------            project basis?       |    rules (not                   |not allowed  |
                                   (1)             |    prohibited)?                 ---------------
                                                   |
                                   Yes             |        Yes
                                    |              |         |
                                    |              |         |
                           --------------------    |  -----------------------
                          |   Pre approval of  |   |  |   Pre-approval of    |
                          |service by Committee|   |  |service by Committee  |
                          |  on a case by case |   |  | on a case by case    |
                          |       basis        |   |  |       basis          |
                           --------------------    |  |----------------------
                                                   |
                                       ---------------------------
                                       |Pre-approval of service  |
                                       |by Committee Chair on a  |
                                       |   case by case basis    |
                                       --------------------------

(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost > $20,000. For projects with fee estimates < $20,000. Audit Committee Chair pre-approval required. For Projects > $20,000. Audit Committee pre-approval required.

(e)(2) None of the services provided to the registrant described in paragraphs (b) - (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for each of the last two fiscal years by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

             2005         2004
             ----         ----
          $ 155,900    $ 189,500

(h) The registrant's audit committee has considered that the provision of the non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable. Schedule I - Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a nominating committee of its board of directors, the members of which are all directors who are not "interested persons" of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 ("independent directors"). The nominating committee, which operates in accordance with a separate nominating committee charter approved by the board of directors, selects and recommends to the board of directors individuals for nomination as independent directors. The names of potential independent director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant's investment adviser. Each candidate is evaluated by the nominating committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent director, as well as his or her compatibility with respect to business philosophy and style. The members of the nominating committee may conduct an in-person interview of each viable candidate using a standardized questionnaire. When all of the viable candidates have been evaluated and interviewed, the nominating committee determines which of the viable candidates should be presented to the board of directors for selection to become a member of the board of directors.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the nominating committee does not at present consider nominees recommended by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

          Exhibit 99.CODE ETH attached hereto.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

          Exhibit 99.CERT attached hereto.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

          Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

       Exhibit 99.906 CERT attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advantus Series Fund, Inc.


By (Signature and Title)  /s/ Dianne M. Orbison
                         ------------------------------
                          Dianne M. Orbison, President

Date: March 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)   /s/ Dianne M. Orbison
                         -------------------------------
                           Dianne M. Orbison, President
                          (Principal Executive Officer)


By (Signature and Title)   /s/ Gary M. Kleist
                         -------------------------------
                           Gary M. Kleist, Treasurer
                           (Principal Financial Officer)

Date: March 7, 2006